UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File number 811-22698

KraneShares Trust

(Exact name of registrant as specified in charter)

280 Park Avenue

32nd Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Jonathan Krane

KraneShares Trust

280 Park Avenue

32nd Floor

New York, New York 10017

(Name and address of agent for service)

Copy to:

Stacy L. Fuller

K&L Gates LLP

1601 K Street NW

Washington, DC 20006-1600

Registrant’s telephone number, including area code: (855) 857-2638

Date of fiscal year end: March 31, 2021

Date of reporting period: March 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act, as amended [17 CFR § 270.30e-1], are attached hereto.

Annual Report

KraneShares CICC China Leaders 100 Index ETF

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A Share ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares MSCI All China Index ETF

KraneShares MSCI One Belt One Road Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares MSCI China Clean Technology Index ETF

(Formerly, KraneShares MSCI China Environment Index ETF)

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares MSCI All China Health Care Index ETF

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

KraneShares Emerging Markets Healthcare Index ETF

KraneShares MSCI Emerging Markets ex China Index ETF

KraneShares MSCI China ESG Leaders Index ETF

KraneShares Global Carbon ETF

(Formerly KFA Global Carbon ETF)

KraneShares CICC China 5G & Semiconductor Index ETF

KraneShares CICC China Consumer Leaders Index ETF

KraneShares SSE STAR Market 50 Index ETF

March 31, 2021

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that KraneShares Trust uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month year ended June 30, are available (i) without charge, upon request, by calling 855-857-2638; and (ii) on the Commission’s website at http://www.sec.gov.

Fund shares may only be purchased or redeemed from a Fund in large Creation Unit aggregations. Investors who cannot transact in Creation Units of a Fund’s shares must buy or sell Fund shares in the secondary market at their market price, which may be at a premium or discount to a Fund’s net asset value, with the assistance of a broker. In doing so, the investor may incur brokerage commissions and may pay more than net asset value when buying Fund shares and receive less than net asset value when selling Fund shares.

Shareholder Letter (Unaudited)

Dear Shareholders:

We are pleased to send you the Annual Report for KraneShares Exchange-traded funds (“ETFs”) for the 12-month period ended March 31, 2021.

For the period, the ETFs delivered the following returns:

Fund	Return	Underlying Index Return*		Morningstar Peer Group Median Return
KraneShares CICC China Leaders 100 Index ETF (KFYP)	28.90%	32.82	%(a)	50.39	%(1)
KraneShares CSI China Internet ETF (KWEB)	67.77%	69.26	%(b)	50.39	%(1)
KraneShares Bosera MSCI China A Share ETF (KBA)	50.00%	51.10	%(c)	50.39	%(1)
KraneShares E Fund China Commercial Paper ETF (KCNY)	9.91%	10.72	%(d)	13.47	%(2)
KraneShares MSCI All China Index ETF (KALL)	47.97%	45.82	%(e)	50.39	%(1)
KraneShares MSCI One Belt One Road Index ETF (OBOR)	65.82%	67.58	%(f)	27.03	%(3)
KraneShares Emerging Markets Consumer Technology Index ETF (KEMQ)	67.85%	69.26	%(g)	62.08	%(4)
KraneShares MSCI China Clean Technology Index ETF (KGRN)	143.03%	133.24	%(h)	50.39	%(1)
KraneShares Electric Vehicles and Future Mobility Index ETF (KARS)	122.46%	124.89	%(i)	73.58	%(5)
KraneShares MSCI All China Health Care Index ETF (KURE)	61.06%	63.50	%(j)	50.39	%(1)
KraneShares CCBS China Corporate High Yield Bond USD Index ETF (KCCB)	12.32%	12.75	%(k)	19.30	%(6)
KraneShares Emerging Markets Healthcare Index ETF (KMED)	60.18%	62.23	%(l)	62.08	%(4)
KraneShares MSCI Emerging Markets ex China Index ETF (KEMX)	71.19%	68.77	%(m)	62.08	%(4)
KraneShares MSCI China ESG Leaders Index ETF (KESG)	29.05%^	30.84	%(n)	N/A	(1)
KraneShares Global Carbon ETF (KRBN)	41.95%^	41.52	%(o)	N/A	(N/A)
KraneShares CICC China 5G & Semiconductor Index ETF (KFVG)	-7.68%^	-6.81	%(p)	N/A	(1)
KraneShares CICC China Consumer Leaders Index ETF (KBUY)	3.28%^	4.12	%(q)	N/A	(1)
KraneShares SSE STAR Market 50 Index ETF (KSTR)	-15.76%^	-16.59	%(r)	N/A	(1)

*       Return as of March 31, 2021

^      Return period since Fund inception (less than one-year period):

KraneShares MSCI China ESG Leaders Index ETF, the Fund commenced operations on July 28, 2020.

KraneShares Global Carbon ETF, the Fund commenced operations on July 29, 2020.

KraneShares CICC China 5G & Semiconductor Index ETF, the Fund commenced operations on November 23, 2020.

KraneShares CICC China Consumer Leaders Index ETF, the Fund commenced operations on December 8, 2020.

KraneShares SSE STAR Market 50 Index ETF, the Fund commenced operations on January 26, 2021.

	Morningstar Peer Group Median Return	Morningstar Peer Group Name
(1)	50.39%	U.S. ETF China Region
(2)	13.47%	U.S. ETF Emerging Markets Local Currency Bond
(3)	27.03%	U.S. ETF Infrastructure
(4)	62.08%	U.S. ETF Diversified Emerging Markets
(5)	73.58%	U.S. ETF Industrials
(6)	19.30%	U.S. ETF Emerging Markets Bond

Shareholder Letter (Unaudited) (continued)

(a)    The underlying index for KraneShares CICC China Leaders 100 Index ETF.

(b)    The underlying index for KraneShares CSI China Internet ETF.

(c)    The underlying index for KraneShares Bosera MSCI China A Share ETF.

(d)    The underlying index for KraneShares E Fund China Commercial Paper ETF.

(e)    The underlying index for KraneShares MSCI All China Index ETF.

(f)     The underlying index for KraneShares MSCI One Belt One Road Index ETF.

(g)    The underlying index for KraneShares Emerging Markets Consumer Technology Index ETF.

(h)    The underlying index for KraneShares MSCI China Clean Technology Index ETF.

(i)     The underlying index for KraneShares Electric Vehicles and Future Mobility Index ETF.

(j)     The underlying index for KraneShares MSCI All China Health Care Index ETF.

(k)    The underlying index for KraneShares CCBS China Corporate High Yield Bond USD Index ETF

(l)     The underlying index for KraneShares Emerging Markets Healthcare Index ETF.

(m)    The underlying index for KraneShares MSCI Emerging Markets ex China Index ETF.

(n)    The underlying index for KraneShares MSCI China ESG Leaders Index ETF.

(o)    The underlying index for KraneShares Global Carbon ETF.

(p)    The underlying index for KraneShares CICC China 5G & Semiconductor Index ETF.

(q)    The underlying index for KraneShares CICC China Consumer Leasers Index ETF.

(r)     The underlying index for KraneShares SSE Star Market 50 Index ETF.

The Morningstar Fund China Region Category portfolios invest almost exclusively in stocks from China, Taiwan, and Hong Kong. These portfolios invest at least 70% of total assets in equities and invest at least 75% of stock assets in one specific region or a combination of China, Taiwan, and/or Taiwan.

The Morningstar Fund Diversified Emerging Markets Category portfolios tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather then those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income instruments among emerging markets.

The Morningstar Fund Emerging Markets Bond portfolios invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest.

The Morningstar Fund Industrials Category portfolios seek capital appreciation by investing in equity securities of US or non-US companies that are engaged in services related to cyclical industries. This includes and is not limited to companies in aerospace and defense, automotive, chemicals, construction, environmental services, machinery, paper and transportation.

The Morningstar Fund Infrastructure Category portfolios invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector.

The Morningstar Fund Emerging Markets Local Currency Bond Category portfolios invest more than 65% of their assets in foreign bonds from developing countries in the local currency. Funds in this category have a mandate to maintain exposure to currencies of emerging markets. The largest portion of the emerging markets bond market comes from Latin America, followed by Eastern Europe, Africa, the Middle East, and Asia.

Shareholder Letter (Unaudited) (concluded)

We are encouraged by the steady progress being made by China to increase access to local and Mainland Chinese markets for international investors, as well as by the heightened demand and awareness of these markets by the global investor community.

•   We believe that China will continue to grow and be an essential element of a well-designed investment portfolio.

•   We believe that investors should have low-cost§, transparent tools to obtain exposure to Chinese equity and fixed income markets.

•   China’s capital markets have fully recovered from the COVID-19 pandemic and, despite near-term volatility due to concerns surrounding inflation and new regulations, we believe the further development of China’s capital markets offers a long-term value proposition.

•   We are dedicated to helping investors obtain more complete passive market exposures and more balanced investment portfolios.

§              Buying and selling shares of the KraneShares ETFs will result in brokerage commissions.

Thank you for investing with us.

Jonathan Krane, CEO

March 31, 2021

Management Discussion of Fund Performance (Unaudited)

KraneShares CICC China Leaders 100 Index ETF

The KraneShares CICC China Leaders 100 Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the CSI CICC Select 100 Index (the ‘‘Underlying Index’’).

The Underlying Index takes a smart-beta1 approach to systematically investing in companies listed in Mainland China. The strategy is based on China International Capital Corporation (“CICC”)’s latest research on China’s capital markets. This quantitative approach reflects CICC’s top down and bottom up research process, seeking to deliver the 100 leading companies in Mainland China.

China review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s economy having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

Mainland Chinese equities followed global equities higher in the second half of 2020 and lower in the first quarter of 2021 accompanied by inflation concerns and an increase in volatility. A strong economy that fully recovered from the global pandemic within the period led to gains in Mainland Chinese equities for the period. KFYP benefited from the barbell of strong performance of consumer staples and discretionary on one side, and financials, materials, and industrials on the other, all of which performed strongly within China A shares.

We see four key positive catalysts for China’s equity and bond markets in the year to come:

•   With the release of the 14th Five Year Plan (FYP), we now know that China’s government will continue to support “new economy” sectors such as internet services, electric vehicles, green energy and technology, and communication services. Consumer products could also see a boost from the government’s desire to upgrade the consumption habits of China’s population.

•   Foreign inflows into China’s Mainland equity market are outpacing MSCI inclusion, providing a potential long-term tailwind for the market.

•   Domestic participation in China’s Mainland equity market is also likely to increase over the next few years as domestic household assets move from real estate into equities, leading to a potential tailwind for the market. Real estate investment accounts for, on average, nearly 60% of Chinese household savings compared to 33% in the United States.

1       Smart beta is an investment style where a manager passively follows an index designed to take advantage of perceived systematic biases or inefficiencies in the market.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Leaders 100 Index ETF (continued)

•   Although the yield differential between China and the United States has narrowed over the past year, China’s 10-year government bond still offers a nearly 150 basis-point yield pickup over the 10-Year US Treasury.

China capital market overview (April 1, 2020 to March 31, 2021)

•   China’s equity market, as measured by the MSCI China All Shares Index, was up for the period, returning +45.82%, while China’s currency, the renminbi (RMB) appreciated 7.5% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Discretionary (+100.11%), Information Technology (+71.16%), and Consumer Staples (+64.25%).

•   The worst performing sectors across China’s equity markets were Real Estate (+15.12%), Financials (+20.16%), and Utilities (+32.24%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 28.90%, while the Underlying Index increased by 32.82%.

At the end of the reporting period, the Fund held 25.75% of the portfolio in the Consumer Discretionary sector and 18.91% in the Industrials sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Leaders 100 Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares CICC China Leaders 100 Index ETF	28.90%	32.62	%‡	4.68	%‡	5.61	%‡	11.88	%‡	13.08	%‡	10.69	%‡	10.87	%‡
Hybrid KFYP Index (Net)**	N/A	32.82	%‡	N/A		6.06	%‡	N/A		11.85	%‡	N/A		10.84	%‡
S&P 500 Index	N/A	56.35	%‡	N/A		16.78	%‡	N/A		16.29	%‡	N/A		13.97	%‡

*       The Fund commenced operations on July 22, 2013.

**     The Hybrid KFYP Index (Net) consists of the CSI China Overseas Five Year Plan Index from the inception of the Fund through May 31, 2016, the Zacks New China Index from June 1, 2016 through November 1, 2018, and the CSI CICC Select 100 Index going forward. From June 1, 2016 to November 1, 2018, the Fund sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the Zacks New China Index. Prior to June 1, 2016, the Fund was known as the KraneShares CSI New China ETF and sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the CSI Overseas China Five-Year Plan Index. Hybrid KFYP Index (Net) Reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses, or other taxes.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Leaders 100 Index ETF (concluded)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.69%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF

The KraneShares CSI China Internet ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the CSI Overseas China Internet Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors (‘‘China Internet Companies’’), as defined by the index sponsor, China Securities Index Co., Ltd. (‘‘CSI’’).

China Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s economy having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

US and Hong Kong listed China internet equities enjoyed strong performance in the second half of 2020, though experienced a correction from historic highs in the first quarter of 2021 due to inflation concerns, reopening, a rotation into value/cyclical sectors, new regulations and the unwinding of leveraged bets. The strategy’s largest sector allocations, Communication Services and Consumer Discretionary, drove the Fund’s returns for the period.

We see four key positive catalysts for China’s equity and bond markets in the year to come:

•   With the release of the 14th Five Year Plan (FYP), we now know that China’s government will continue to support “new economy” sectors such as internet services, electric vehicles, green energy and technology, and communication services. Consumer products could also see a boost from the government’s desire to upgrade the consumption habits of China’s population.

•   Foreign inflows into China’s Mainland equity market are outpacing MSCI inclusion, providing a potential long-term tailwind for the market.

•   Domestic participation in China’s Mainland equity market is also likely to increase over the next few years as domestic household assets move from real estate into equities, leading to a potential tailwind for the market. Real estate investment accounts for, on average, nearly 60% of Chinese household savings compared to 33% in the United States.

•   Although the yield differential between China and the United States has narrowed over the past year, China’s 10-year government bond still offers a nearly 150 basis-point yield pickup over the 10-Year US Treasury.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF (continued)

China capital market overview (April 1, 2020 to March 31, 2021)

•   China’s equity market, as measured by the MSCI China All Shares Index, was up for the period, returning +45.82%, while China’s currency, the renminbi (RMB) appreciated 7.5% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Discretionary (+100.11%), Information Technology (+71.16%), and Consumer Staples (+64.25%).

•   The worst performing sectors across China’s equity markets were Real Estate (+15.12%), Financials (+20.16%), and Utilities (+32.24%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 67.77%, while the Underlying Index increased by 69.26%.

At the end of the reporting period, the Fund held 44.01% of the portfolio in the Consumer Discretionary sector and 36.76% in the Communication Services sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares CSI China Internet ETF	67.77%	69.34	%‡	8.67	%‡	8.98	%‡	17.43	%‡	17.59	%‡	16.54	%‡	16.69	%‡
CSI Overseas China Internet Index	N/A	69.26	%‡	N/A		9.25	%‡	N/A		17.59	%‡	N/A		16.71	%‡
S&P 500 Index	N/A	56.35	%‡	N/A		16.78	%‡	N/A		16.29	%‡	N/A		14.10	%‡

*       The Fund commenced operations on July 31, 2013.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.73%. Please note that one cannot invest directly in an unmanaged

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CSI China Internet ETF (concluded)

index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A Share ETF

The KraneShares Bosera MSCI China A Share ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI China A Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to track the progressive partial inclusion of A shares in the MSCI Emerging Markets Index over time. The index is designed for global investors accessing the A shares market using the Stock Connect framework and is calculated using China A Stock Connect listings based on the offshore renminbi (“RMB”) exchange rate (CNH).

China Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s economy having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

Mainland Chinese equities followed global equities higher in the second half of 2020 and lower in the first quarter of 2021 accompanied by inflation concerns and a surge in volatility. A strong economy that fully recovered from the global pandemic within the period led to gains in Mainland Chinese equities for the period. China’s exports surged nearly 40% year-over-year in the first quarter of 2021 as global economies began to reopen, which helped power aggregate demand in China’s economy. While 2020’s performance was characterized by the work from home and shelter-in-place trade, late 2020 and early 2021 saw a comeback in consumer staples, which now represent the second largest sector held in the portfolio and was the largest contributor to the Fund’s performance for the period. The Fund was also strongly supported by the strength of Financials, Industrials and Health Care.

We see four key positive catalysts for China’s equity and bond markets in the year to come:

•   With the release of the 14th Five Year Plan (FYP), we now know that China’s government will continue to support “new economy” sectors such as internet services, electric vehicles, green energy and technology, and communication services. Consumer products could also see a boost from the government’s desire to upgrade the consumption habits of China’s population.

•   Foreign inflows into China’s Mainland equity market are outpacing MSCI inclusion, providing a potential long-term tailwind for the market.

•   Domestic participation in China’s Mainland equity market is also likely to increase over the next few years as domestic household assets move from real estate into equities, leading to a potential tailwind for the market. Real estate investment accounts for, on average, nearly 60% of Chinese household savings compared to 33% in the United States.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A Share ETF (continued)

•   Although the yield differential between China and the United States has narrowed over the past year, China’s 10-year government bond still offers a nearly 150 basis-point yield pickup over the 10-Year US Treasury.

China capital market overview (April 1, 2020 to March 31, 2021)

•   China’s equity market, as measured by the MSCI China All Shares Index, was up for the period, returning +45.82%, while China’s currency, the renminbi (RMB) appreciated 7.5% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Discretionary (+100.11%), Information Technology (+71.16%), and Consumer Staples (+64.25%).

•   The worst performing sectors across China’s equity markets were Real Estate (+15.12%), Financials (+20.16%), and Utilities (+32.24%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 50.00%, while the Underlying Index increased by 51.10%.

At the end of the reporting period, the Fund held 22.11% of the portfolio in the Financials sector and 19.29% in the Consumer Staples sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A Share ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Bosera MSCI China A Share ETF	50.00%	51.23	%‡	10.62	%‡	10.37	%‡	10.22	%‡	10.44	%‡	11.19	%‡	11.32	%‡
Hybrid KBA Index (Net)**	N/A	51.10	%‡	N/A		10.52	%‡	N/A		10.06	%‡	N/A		12.30	%‡
S&P 500 Index	N/A	56.35	%‡	N/A		16.78	%‡	N/A		16.29	%‡	N/A		13.44	%‡

*       The Fund commenced operations on March 4, 2014.

**     The Hybrid KBA Index consists of the MSCI China A Index from the inception of the Fund through October 23, 2014, the MSCI China A International Index from October 23, 2014 through December 26, 2017, the MSCI China A Inclusion Index from December 26, 2017 to May 29, 2019, and the MSCI China A Index going forward. From October 23, 2014 through December 26, 2017, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A International Index. Prior to October 23, 2014, the Fund sought investment results that, before fees and expenses, corresponded to the price and yield performance of the MSCI China A Index.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Bosera MSCI China A Share ETF (concluded)

future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s gross operating expense ratio is 0.79% and its net expense ratio is 0.59% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.20% of the Fund’s average daily net assets until August 1, 2021. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares E Fund China Commercial Paper ETF

The KraneShares E Fund China Commercial Paper ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the CSI Diversified High Grade Commercial Paper Index (the ‘‘Underlying Index’’).

The Underlying Index seeks to track the performance of high-grade on-shore renminbi (“RMB”)-denominated (or “CNY”) commercial paper that is issued by corporate issuers in the People’s Republic of China’s (“China” or the “PRC”) and traded in the Chinese Inter-bank Bond Market (“CIBM”). For purposes of the Underlying Index, high-grade commercial paper is commercial paper that is issued by an issuer whose long-term bonds are rated AAA or equivalent by a Chinese credit rating agency; or commercial paper that is rated at least A-1 or equivalent by a Chinese credit rating agency and is issued by an issuer whose long-term bonds are rated at least AA+ or equivalent by a Chinese credit rating agency. All constituents in the Underlying Index are unsecured bonds. To qualify for inclusion in the Underlying Index, commercial paper issue must have at least RMB 600 million outstanding and a remaining term to final maturity of no more than one year (365 days) and no less than one month.

China Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s economy having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

China commercial paper was a source of stability for the global bond market during the global pandemic. Following the resumption of normal economic activity in China early in the reporting period, the Fund saw strong performance. The 7.5% appreciation in the Renminbi against the US dollar during the period also contributed to the Fund’s positive performance for the period.

We see four key positive catalysts for China’s equity and bond markets in the year to come:

•   With the release of the 14th Five Year Plan (FYP), we now know that China’s government will continue to support “new economy” sectors such as internet services, electric vehicles, green energy and technology, and communication services. Consumer products could also see a boost from the government’s desire to upgrade the consumption habits of China’s population.

•   Foreign inflows into China’s Mainland equity market are outpacing MSCI inclusion, providing a potential long-term tailwind for the market.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares E Fund China Commercial Paper ETF (continued)

•   Domestic participation in China’s Mainland equity market is also likely to increase over the next few years as domestic household assets move from real estate into equities, leading to a potential tailwind for the market. Real estate investment accounts for, on average, nearly 60% of Chinese household savings compared to 33% in the United States.

•   Although the yield differential between China and the United States has narrowed over the past year, China’s 10-year government bond still offers a nearly 150 basis-point yield pickup over the 10-Year US Treasury.

China capital market overview (April 1, 2020 to March 31, 2021)

•   China’s equity market, as measured by the MSCI China All Shares Index, was up for the period, returning +45.82%, while China’s currency, the renminbi (RMB) appreciated 7.5% against the US dollar.

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 9.91%, while the Underlying Index increased by 10.72%.

At the end of the reporting period, the Fund held 100.00% of the portfolio in cash.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares E Fund China Commercial Paper ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares E Fund China Commercial Paper ETF	9.91%	10.56	%‡	1.38	%‡	1.46	%‡	2.59	%‡	2.59	%‡	1.87	%‡	1.85	%‡
CSI Diversified High Grade Commercial Paper Index	N/A	10.72	%‡	N/A		1.78	%‡	N/A		3.12	%‡	N/A		2.59	%‡
S&P U.S. Treasury Bill 3-6 Month Index**	N/A	0.15	%‡	N/A		1.63	%‡	N/A		1.29	%‡	N/A		1.06	%‡
S&P 500 Index	N/A	56.35	%‡	N/A		16.78	%‡	N/A		16.29	%‡	N/A		13.11	%‡

*       The Fund commenced operations on December 2, 2014.

**     Index added to provide a fixed income benchmark for fixed income funds.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares E Fund China Commercial Paper ETF (concluded)

of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.70% and its net expense ratio is 0.58% due to a Fee Waiver Agreement whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.12% of the Fund’s average daily net assets until August 1, 2021. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF

The KraneShares MSCI All China Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI China All Shares Index (the “Underlying Index”).

The Underlying Index seeks to track the equity market performance of companies based in China and listed in Mainland China, Hong Kong, and the United States. Companies available for inclusion must be headquartered in China and meet the market capitalization minimums required by the MSCI Global Investable Market Indexes Methodology.

China Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s economy having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

China equities across all listing venues followed global equities higher in the second half of 2020 and lower in the first quarter of 2021 accompanied by inflation concerns and an increase in volatility. A strong economy that fully recovered from the global pandemic within the period led to gains in many equities whose revenues are primarily sourced from Mainland China. China’s exports surged nearly 40% year-over-year in the first quarter of 2021 as global economies began to reopen, which helped power aggregate demand in China’s economy. Mainland listed Chinese A shares contributed the most to performance, followed by US listed shares and then Hong Kong listed shares.

We see four key positive catalysts for China’s equity and bond markets in the year to come:

•   With the release of the 14th Five Year Plan (FYP), we now know that China’s government will continue to support “new economy” sectors such as internet services, electric vehicles, green energy and technology, and communication services. Consumer products could also see a boost from the government’s desire to upgrade the consumption habits of China’s population.

•   Foreign inflows into China’s Mainland equity market are outpacing MSCI inclusion, providing a potential long-term tailwind for the market.

•   Domestic participation in China’s Mainland equity market is also likely to increase over the next few years as domestic household assets move from real estate into equities, leading to a potential tailwind for the market. Real estate investment accounts for, on average, nearly 60% of Chinese household savings compared to 33% in the United States.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF (continued)

•   Although the yield differential between China and the United States has narrowed over the past year, China’s 10-year government bond still offers a nearly 150 basis-point yield pickup over the 10-Year US Treasury.

China capital market overview (April 1, 2020 to March 31, 2021)

•   China’s equity market, as measured by the MSCI China All Shares Index, was up for the period, returning +45.82%, while China’s currency, the renminbi (RMB) appreciated 7.5% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Discretionary (+100.11%), Information Technology (+71.16%), and Consumer Staples (+64.25%).

•   The worst performing sectors across China’s equity markets were Real Estate (+15.12%), Financials (+20.16%), and Utilities (+32.24%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 47.97%, while the Underlying Index increased by 45.82%.

At the end of the reporting period, the Fund held 29.07% of the portfolio in the Consumer Discretionary sector and 19.36% in the Financials sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Three Year Return				Five Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI All China Index ETF	47.97%	49.77	%‡	10.18	%‡	10.00	%‡	12.42	%‡	12.44	%‡	7.82	%‡	8.00	%‡
Hybrid KALL Index (Net)**	N/A	45.82	%‡	N/A		9.88	%‡	N/A		12.57	%‡	N/A		8.22	%‡
S&P 500 Index	N/A	56.35	%‡	N/A		16.78	%‡	N/A		16.29	%‡	N/A		13.28	%‡

*       The Fund commenced operations on February 12, 2015.

**     The Hybrid KALL Index (Net) consists of the FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index from the inception of the Fund through July 31, 2018, and the MSCI China All Shares Index going forward. Prior to July 31, 2018, the Fund was known as the KraneShares FTSE Emerging Markets Plus ETF and sought to provide investment results that, before fees and expenses, corresponded generally to the price and yield performance of the FTSE Emerging incl. China Overseas non-R/QFII GDP Weighted Index.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Index ETF (concluded)

of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.69% and its net expense ratio is 0.49% due to an a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.20% of the Fund’s average daily net assets until August 1, 2021. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF

The KraneShares MSCI One Belt One Road Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of the MSCI Global China Infrastructure Exposure Index (the “Underlying Index”).

The Underlying Index aims to identify potential beneficiaries of the One Belt One Road (“OBOR”) initiative based on how their geography, revenue, and sector attributes align with the broad theme. OBOR seeks to capture the economic growth and monetize the potential upside for the companies involved in China’s One Belt One Road initiative.

Global/Emerging Markets Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

Global companies poised to benefit from China’s One Belt One Road Initiative (also known as the Belt & Road Initiative) rebounded strongly from their lows during the coronavirus pandemic. Most projects under the initiative have now resumed work following pandemic-induced disruptions. Metals and mining companies made the largest contribution to the Fund’s performance during the period as metals prices rose sharply in the first quarter of 2021.

We see three key positive catalysts for Emerging Markets equities in the year to come:

•   Vaccine distribution may improve in Emerging economies following the US decision to waive patent restrictions on vaccines globally and is the key to a full recovery in emerging economies.

•   The normalization of commodity prices and their meteoric rise in 2021 is likely to benefit commodities exporting countries such as Indonesia, Chile, and Argentina.

•   The COVID-19 pandemic turbocharged the adoption of E-Commerce across emerging economies. We believe E-Commerce companies in Emerging Markets such as Mercado Libre are likely to retain users and continue to grow revenues as these economies continue to move online.

Emerging Markets Overview (April 1, 2020 to March 31, 2021)

•   Emerging Market equities, as measured by the MSCI Emerging Markets Index, were up for the period, returning +58.86%.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF (continued)

•   The best performing sectors across the Emerging Market equity market included Information Technology (+103.94%), Materials (+96.45%), and Consumer Discretionary (+61.54%).

•   The worst performing sectors across the Emerging Market equity market included Real Estate (+20.20%), Utilities (+30.44%), and Consumer Staples (+34.12%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 65.82% while the Underlying Index increased by 67.58%.

At the end of the reporting period, the Fund held 33.84% of the portfolio in the Industrials sector and 33.52% in the Materials sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI One Belt One Road Index ETF	65.82%	69.66	%‡	7.23	%‡	7.01	%‡	6.84	%‡	7.13	%‡
MSCI Global China Infrastructure Exposure Index (Net)	N/A	67.58	%‡	N/A		9.02	%‡	N/A		8.46	%‡
S&P 500 Index	N/A	56.35	%‡	N/A		16.78	%‡	N/A		16.51	%‡

*       The Fund commenced operations on September 7, 2017.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus,

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI One Belt One Road Index ETF (concluded)

as supplemented, the Fund’s operating expense ratio is 0.80%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF

The KraneShares Emerging Markets Consumer Technology Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of the Solactive Emerging Markets Consumer Technology Index (the “Underlying Index”).

The Underlying Index selects companies from 26 eligible countries within emerging markets whose primary business or businesses are internet retail, internet software/services, purchase, payment processing, or software for internet and E-Commerce transactions.

Global/Emerging Markets Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

Consumer technology platforms all over the world saw tremendous expansion by all metrics during the pandemic and that expansion was reflected in their share prices. In the developing world, that momentum continued into 2021. However, emerging markets consumer technology equities followed global growth equities lower in the first quarter of 2021 amid inflation concerns, reopening, a rotation into value/cyclical sectors, and heightened volatility.

We see three key positive catalysts for Emerging Markets equities in the year to come:

•   Vaccine distribution may improve in Emerging economies following the US decision to waive patent restrictions on vaccines globally and is the key to a full recovery in emerging economies.

•   The normalization of commodity prices and their meteoric rise in 2021 is likely to benefit commodities exporting countries such as Indonesia, Chile, and Argentina.

•   The COVID-19 pandemic turbocharged the adoption of E-Commerce across emerging economies. We believe E-Commerce companies in Emerging Markets such as Mercado Libre are likely to retain users and continue to grow revenues as these economies continue to move online.

Emerging Markets Overview (April 1, 2020 to March 31, 2021)

•   Emerging Market equities, as measured by the MSCI Emerging Markets Index, were up for the period, returning +58.86%.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

•   The best performing sectors across the Emerging Market equity market included Information Technology (+103.94%), Materials (+96.45%), and Consumer Discretionary (+61.54%).

•   The worst performing sectors across the Emerging Market equity market included Real Estate (+20.20%), Utilities (+30.44%), and Consumer Staples (+34.12%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 67.85%, while the Underlying Index increased by 69.26%.

At the end of the reporting period, the Fund held 42.87% of the portfolio in the Communication Services sector and 41.04% in the Consumer Discretionary sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Emerging Markets Consumer Technology Index ETF	67.85%	67.94	%‡	8.03	%‡	7.81	%‡	8.69	%‡	8.81	%‡
Solactive Emerging Markets Consumer Technology Index	N/A	69.26	%‡	N/A		8.82	%‡	N/A		10.00	%‡
S&P 500 Index	N/A	56.35	%‡	N/A		16.78	%‡	N/A		15.73	%‡

*       The Fund commenced operations on October 11, 2017.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Consumer Technology Index ETF (concluded)

the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.81% and its net expense ratio is 0.61% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.20% of the Fund’s average daily net assets until August 1, 2021.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Clean Technology Index ETF

The KraneShares MSCI China Clean Technology Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign equity securities the MSCI China IMI Environment 10/40 Index (the “Underlying Index”).

The Underlying Index is comprised of securities that derive at least 50% of their revenues from environmentally beneficial products and services. The Underlying Index is based on five key Clean Technology environmental themes: Alternative Energy, Sustainable Water, Green Building, Pollution Prevention and Energy Efficiency. The Underlying Index aims to serve as a benchmark for investors seeking exposure to Chinese companies that focus on contributing to a more environmentally sustainable economy by making efficient use of scarce natural resources or by mitigating the impact of environmental degradation. Constituent selection is based on data from MSCI Environment, Social, and Governance (ESG).

China review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s economy having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

China clean technology equities outperformed global equities significantly in the second half of 2020 though came off of historic highs in the first quarter of 2021 due to inflation concerns and heightened volatility. However, they nonetheless maintained significant outperformance versus broader benchmarks. The growth of electric vehicles companies led the way in clean technology and contributed substantially to the Fund’s performance for the period.

We see four key positive catalysts for China’s equity and bond markets in the year to come:

•   With the release of the 14th Five Year Plan (FYP), we now know that China’s government will continue to support “new economy” sectors such as internet services, electric vehicles, green energy and technology, and communication services. Consumer products could also see a boost from the government’s desire to upgrade the consumption habits of China’s population.

•   Foreign inflows into China’s Mainland equity market are outpacing MSCI inclusion, providing a potential long-term tailwind for the market.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Clean Technology Index ETF (continued)

•   Domestic participation in China’s Mainland equity market is also likely to increase over the next few years as domestic household assets move from real estate into equities, leading to a potential tailwind for the market. Real estate investment accounts for, on average, nearly 60% of Chinese household savings compared to 33% in the United States.

•   Although the yield differential between China and the United States has narrowed over the past year, China’s 10-year government bond still offers a nearly 150 basis-point yield pickup over the 10-Year US Treasury.

China capital market overview (April 1, 2020 to March 31, 2021)

•   China’s equity market, as measured by the MSCI China All Shares Index, was up for the period, returning +45.82%, while China’s currency, the renminbi (RMB) appreciated 7.5% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Discretionary (+100.11%), Information Technology (+71.16%), and Consumer Staples (+64.25%).

•   The worst performing sectors across China’s equity markets were Real Estate (+15.12%), Financials (+20.16%), and Utilities (+32.24%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 143.03%, while the Underlying Index increased by 133.24%.

At the end of the reporting period, the Fund held 28.38% of the portfolio in the Industrials sector and 26.37% in the Consumer Discretionary sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Clean Technology Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI China Clean Technology Index ETF	143.03%	146.55	%‡	22.32	%‡	22.30	%‡	17.45	%‡	17.97	%‡
MSCI China IMI Environment 10/40 Index (Net)	N/A	133.24	%‡	N/A		21.03	%‡	N/A		16.46	%‡
S&P 500 Index	N/A	56.35	%‡	N/A		16.78	%‡	N/A		15.80	%‡

*       The Fund commenced operations on October 12, 2017.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.79%. Please note that one cannot invest directly in an

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China Clean Technology Index ETF (concluded)

unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF

The KraneShares Electric Vehicles and Future Mobility Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Solactive Electric Vehicles and Future Mobility Index (the ‘‘Underlying Index’’).

The Underlying Index is designed to track the performance of companies engaged in the production of electric vehicles and/or their components, or engaged in other initiatives that may change the future of mobility. The Underlying Index includes issuers engaged in the electric vehicle production, autonomous driving, shared mobility, lithium and/or copper production, lithium-ion/lead acid batteries, hydrogen fuel cell manufacturing and/or electric infrastructure businesses.

Global/Emerging Markets Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

Despite the pandemic and a slumping global automotive industry, electric vehicle (EV) sales achieved 43% growth from 2019 to 2020, mostly due to strong adoption in Europe and China. For the first time in many years, Europe outpaced China in EV demand. Cost reduction, stricter emissions regulations, government incentives, and the rollout of new and affordable models are bringing EVs within reach of the mass consumer. Makers of cars and semiconductors made the greatest contributions to the Fund’s performance for the period.

We see three key positive catalysts for Emerging Markets equities in the year to come:

•   Vaccine distribution may improve in Emerging economies following the US decision to waive patent restrictions on vaccines globally and is the key to a full recovery in emerging economies.

•   The normalization of commodity prices and their meteoric rise in 2021 is likely to benefit commodities exporting countries such as Indonesia, Chile, and Argentina.

•   The COVID-19 pandemic turbocharged the adoption of E-Commerce across emerging economies. We believe E-Commerce companies in Emerging Markets such as Mercado Libre are likely to retain users and continue to grow revenues as these economies continue to move online.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

Emerging Markets Overview (April 1, 2020 to March 31, 2021)

•   Emerging Market equities, as measured by the MSCI Emerging Markets Index, were up for the period, returning +58.86%.

•   The best performing sectors across the Emerging Market equity market included Information Technology (+103.94%), Materials (+96.45%), and Consumer Discretionary (+61.54%).

•   The worst performing sectors across the Emerging Market equity market included Real Estate (+20.20%), Utilities (+30.44%), and Consumer Staples (+34.12%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 122.46%, while the Underlying Index increased by 124.89%.

At the end of the reporting period, the Fund held 39.23% of the portfolio in the Consumer Discretionary sector and 33.38% in the Information Technology sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares Electric Vehicles and Future Mobility Index ETF	122.46%	125.40	%‡	23.31	%‡	22.95	%‡	19.05	%‡	19.16	%‡
Solactive Electric Vehicles and Future Mobility Index	N/A	124.89	%‡	N/A		23.67	%‡	N/A		19.25	%‡
S&P 500 Index	N/A	56.35	%‡	N/A		16.78	%‡	N/A		13.72	%‡

*       The Fund commenced operations on January 18, 2018.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Electric Vehicles and Future Mobility Index ETF (concluded)

the Fund’s prospectus, the Fund’s operating expense ratio is 0.72%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF

The KraneShares MSCI All China Health Care Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI China All Shares Health Care 10/40 Index (the “Underlying Index”).

The Underlying Index is a free float adjusted market capitalization weighted index designed to track the equity market performance of Chinese companies engaged in the health care sector. The securities in the Index include all types of publicly issued shares of Chinese issuers, which are listed in Mainland China, Hong Kong and United States. Issuers eligible for inclusion must be classified under the Global Industry Classification Standard as engaged in the healthcare sector. The issuers included in the Underlying Index may include small-cap, mid-cap and large-cap companies.

China Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s economy having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

Health care was the second-best performing sector in China in 2020. Growth in China’s healthcare sector was broad as most sub-industries saw positive developments. Life sciences companies performed best in 2020 followed by medical devices, health care technology, and biotechnology. However, health care distribution companies’ operations were disrupted by the pandemic and struggled as a result. Meanwhile, the gulf between pharmaceutical companies with robust, innovative drug pipelines and those that remain dependent on generics widened.

We see four key positive catalysts for China’s equity and bond markets in the year to come:

•   With the release of the 14th Five Year Plan (FYP), we now know that China’s government will continue to support “new economy” sectors such as internet services, electric vehicles, green energy and technology, and communication services. Consumer products could also see a boost from the government’s desire to upgrade the consumption habits of China’s population.

•   Foreign inflows into China’s Mainland equity market are outpacing MSCI inclusion, providing a potential long-term tailwind for the market.

•   Domestic participation in China’s Mainland equity market is also likely to increase over the next few years as domestic household assets move from real estate into equities, leading to a potential tailwind for the market. Real estate investment accounts for, on average, nearly 60% of Chinese household savings compared to 33% in the United States.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF (continued)

•   Although the yield differential between China and the United States has narrowed over the past year, China’s 10-year government bond still offers a nearly 150 basis-point yield pickup over the 10-Year US Treasury.

China capital market overview (April 1, 2020 to March 31, 2021)

•   China’s equity market, as measured by the MSCI China All Shares Index, was up for the period, returning +45.82%, while China’s currency, the renminbi (RMB) appreciated 7.5% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Discretionary (+100.11%), Information Technology (+71.16%), and Consumer Staples (+64.25%).

•   The worst performing sectors across China’s equity markets were Real Estate (+15.12%), Financials (+20.16%), and Utilities (+32.24%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 61.06%, while the Underlying Index increased 63.50%.

At the end of the reporting period, the Fund held 100% of the portfolio in the Health Care sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Three Year Return				Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^		Net Asset Value		Market Price^
KraneShares MSCI All China Health Care Index ETF	61.06%	63.78	%‡	13.11	%‡	13.04	%‡	14.67	%‡	15.26	%‡
MSCI China All Shares Health Care 10/40 Index	N/A	63.50	%‡	N/A		13.65	%‡	N/A		15.50	%‡
S&P 500 Index	N/A	56.35	%‡	N/A		16.78	%‡	N/A		13.55	%‡

*       The Fund commenced operations on January 31, 2018.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.79% and its net expense ratio

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI All China Health Care Index ETF (concluded)

is 0.65% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.14% of the Fund’s average daily net assets until August 1, 2021. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

The KraneShares CCBS China Corporate High Yield Bond USD Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific fixed income securities index. The Fund’s current index is the Solactive USD China Corporate High Yield Bond Index (the “Underlying Index”).

The Underlying Index seeks to track the performance of outstanding high yield debt securities denominated in U.S. dollars issued by Chinese companies. For purposes of the Underlying Index, Chinese companies include companies that conduct the majority of their business activities in, are headquartered in or have the majority of their business assets, profits, or revenues in China or Hong Kong as determined by the index provider, Solactive, AG (“Index Provider”).

China Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s economy having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

China USD-denominated high yield corporate bonds were a rare source of yield throughout the period amid a low interest rate environment globally. The period saw the Fund recover from its March 2020 low as economic activity returned to normal in China and many issuers in the Fund saw their incomes rise and their credit quality improve as a result.

We see four key positive catalysts for China’s equity and bond markets in the year to come:

•   With the release of the 14th Five Year Plan (FYP), we now know that China’s government will continue to support “new economy” sectors such as internet services, electric vehicles, green energy and technology, and communication services. Consumer products could also see a boost from the government’s desire to upgrade the consumption habits of China’s population.

•   Foreign inflows into China’s Mainland equity market are outpacing MSCI inclusion, providing a potential long-term tailwind for the market.

•   Domestic participation in China’s Mainland equity market is also likely to increase over the next few years as domestic household assets move from real estate into equities, leading to a potential tailwind for the market. Real estate investment accounts for, on average, nearly 60% of Chinese household savings compared to 33% in the United States.

•   Although the yield differential between China and the United States has narrowed over the past year, China’s 10-year government bond still offers a nearly 150 basis-point yield pickup over the 10-Year US Treasury.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (continued)

China capital market overview (April 1, 2020 to March 31, 2021)

•   China’s equity market, as measured by the MSCI China All Shares Index, was up for the period, returning +45.82%, while China’s currency, the renminbi (RMB) appreciated 7.5% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Discretionary (+100.11%), Information Technology (+71.16%), and Consumer Staples (+64.25%).

•   The worst performing sectors across China’s equity markets were Real Estate (+15.12%), Financials (+20.16%), and Utilities (+32.24%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 12.32%, while the Underlying Index increased by 12.75%.

At the end of the reporting period, the Fund held 51.10% of the portfolio in the Industrials sector and 28.01% in cash.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	12.32%	10.36	%‡	4.97	%‡	4.89	%‡
Solactive USD China Corporate High Yield Bond Index	N/A	12.75	%‡	N/A		6.40	%‡
Lipper China Region Funds Classification	N/A	57.88	%‡	N/A		14.83	%‡

*       The Fund commenced operations on June 26, 2018.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.70%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (concluded)

objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Healthcare Index ETF

The KraneShares Emerging Markets Healthcare Index ETF (the ‘‘Fund’’) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Solactive Emerging Markets Healthcare Index (the ‘‘Underlying Index’’).

The Underlying Index seeks to track the equity market performance of companies engaged in the health care sector in various emerging markets. The issuers include small-cap, mid-cap, and large-cap companies involved in hospital management, healthcare management, pharmaceutical manufacturing, and biotechnology, among other sub-industries.

Global/Emerging Markets Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

Emerging markets health care companies enjoyed positive share price performance for the period as the pandemic caused an increase in demand for healthcare services in the developing world. Pharmaceuticals and biotechnology made the greatest contributions to the Fund’s performance for the period.

We see three key positive catalysts for Emerging Markets equities in the year to come:

•   Vaccine distribution may improve in Emerging economies following the US decision to waive patent restrictions on vaccines globally and is the key to a full recovery in emerging economies.

•   The normalization of commodity prices and their meteoric rise in 2021 is likely to benefit commodities exporting countries such as Indonesia, Chile, and Argentina.

•   The COVID-19 pandemic turbocharged the adoption of E-Commerce across emerging economies. We believe E-Commerce companies in Emerging Markets such as Mercado Libre are likely to retain users and continue to grow revenues as these economies continue to move online.

Emerging Markets Overview (April 1, 2020 to March 31, 2021)

•   Emerging Market equities, as measured by the MSCI Emerging Markets Index, were up for the period, returning +58.86%.

•   The best performing sectors across the Emerging Market equity market included Information Technology (+103.94%), Materials (+96.45%), and Consumer Discretionary (+61.54%).

•   The worst performing sectors across the Emerging Market equity market included Real Estate (+20.20%), Utilities (+30.44%), and Consumer Staples (+34.12%).

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Healthcare Index ETF (continued)

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 60.18%, while the Underlying Index increased by 62.23%.

At the end of the reporting period, the Fund held 100% of the portfolio in the Health Care sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Healthcare Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KraneShares Emerging Markets Healthcare Index ETF	60.18%	61.48	%‡	12.57	%‡	12.93	%‡
Solactive Emerging Markets Healthcare Index	N/A	62.23	%‡	N/A		13.55	%‡
S&P 500 Index	N/A	56.35	%‡	N/A		14.87	%‡

*       The Fund commenced operations on August 29, 2018.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.80%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Emerging Markets Healthcare Index ETF (concluded)

objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI Emerging Markets ex China Index ETF

The KraneShares MSCI Emerging Markets ex China Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific equity securities index. The Fund’s current index is the MSCI Emerging Markets ex China Index (the “Underlying Index”).

The Underlying Index is a free float-adjusted market capitalization weighted index designed to track the equity market performance of mid- and large-cap companies of emerging market countries, excluding China. The Underlying Index is based on the MSCI Emerging Markets Index (“universe”), but excludes the securities of Chinese issuers.

Global/Emerging Markets Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

Emerging market equities outside of China recovered from their March 2020 lows during the period as internet-based companies lead the way. However, emerging markets equities also experienced an increase in volatility as investors rotated to value/cyclical stocks in developed markets. That being said, emerging markets equities were buoyed somewhat by inflation fears in developed economies and the possibility of a weaker dollar in 2021. The information technology and financial sectors made the greatest contribution to the Fund’s performance for the period.

We see three key positive catalysts for Emerging Markets equities in the year to come:

•   Vaccine distribution may improve in Emerging economies following the US decision to waive patent restrictions on vaccines globally and is the key to a full recovery in emerging economies.

•   The normalization of commodity prices and their meteoric rise in 2021 is likely to benefit commodities exporting countries such as Indonesia, Chile, and Argentina.

•   The COVID-19 pandemic turbocharged the adoption of E-Commerce across emerging economies. We believe E-Commerce companies in Emerging Markets such as Mercado Libre are likely to retain users and continue to grow revenues as these economies continue to move online.

Emerging Markets Overview (April 1, 2020 to March 31, 2021)

•   Emerging Market equities, as measured by the MSCI Emerging Markets Index, were up for the period, returning +58.86%.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

•   The best performing sectors across the Emerging Market equity market included Information Technology (+103.94%), Materials (+96.45%), and Consumer Discretionary (+61.54%).

•   The worst performing sectors across the Emerging Market equity market included Real Estate (+20.20%), Utilities (+30.44%), and Consumer Staples (+34.12%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 71.19%, while the Underlying Index increased by 68.77%.

At the end of the reporting period, the Fund held 33.18% of the portfolio in the Information Technology sector and 21.28% in the Financials sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KraneShares MSCI Emerging Markets ex China Index ETF	71.19%	70.23	%‡	14.06	%‡	14.16	%‡
MSCI Emerging Markets Ex China Index	N/A	68.77	%‡	N/A		11.70	%‡
S&P 500 Index	N/A	56.35	%‡	N/A		19.72	%‡

*       The Fund commenced operations on April 12, 2019.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, as supplemented, the Fund’s gross operating expense ratio is 0.60% and its net expense ratio is 0.25% due to a Fee Waiver whereby the Fund’s investment manager, Krane

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI Emerging Markets ex China Index ETF (concluded)

Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.35% of the Fund’s average daily net assets until August 1, 2021. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China ESG Leaders Index ETF

The KraneShares MSCI China ESG Leaders Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific equity securities index. The Fund’s current index is the MSCI China ESG Leaders 10/40 Index (the “Underlying Index”).

The Underlying Index is designed to provide exposure to companies with high Environmental, Social and Governance (ESG) ratings relative to their sector peers. The Underlying Index consists of large and mid-cap companies in China. In order to ensure diversification, the Underlying Index limits individual constituent weights to 10% and sector weights to 40% of its composition.

China Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s economy having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

Chinese companies with high MSCI ESG ratings performed well during the period. Many high ESG-rated companies are engaged in internet services businesses and continued to benefit from pandemic induced trends such as work from home. Internet services companies and electric vehicles manufacturers contributed the most to the Fund’s performance for the period.

We see four key positive catalysts for China’s equity and bond markets in the year to come:

•   With the release of the 14th Five Year Plan (FYP), we now know that China’s government will continue to support “new economy” sectors such as internet services, electric vehicles, green energy and technology, and communication services. Consumer products could also see a boost from the government’s desire to upgrade the consumption habits of China’s population.

•   Foreign inflows into China’s Mainland equity market are outpacing MSCI inclusion, providing a potential long-term tailwind for the market.

•   Domestic participation in China’s Mainland equity market is also likely to increase over the next few years as domestic household assets move from real estate into equities, leading to a potential tailwind for the market. Real estate investment accounts for, on average, nearly 60% of Chinese household savings compared to 33% in the United States.

•   Although the yield differential between China and the United States has narrowed over the past year, China’s 10-year government bond still offers a nearly 150 basis-point yield pickup over the 10-Year US Treasury.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China ESG Leaders Index ETF (continued)

China capital market overview (April 1, 2020 to March 31, 2021)

•   China’s equity market, as measured by the MSCI China All Shares Index, was up for the period, returning +45.82%, while China’s currency, the renminbi (RMB) appreciated 7.5% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Discretionary (+100.11%), Information Technology (+71.16%), and Consumer Staples (+64.25%).

•   The worst performing sectors across China’s equity markets were Real Estate (+15.12%), Financials (+20.16%), and Utilities (+32.24%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 29.05%, while the Underlying Index increased by 29.46%.

At the end of the reporting period, the Fund held 26.63% of the portfolio in the Consumer Discretionary sector and 16.07% in the Financials sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares MSCI China ESG Leaders Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares MSCI China ESG Leaders Index ETF	29.05%	31.05	%‡
MSCI China ESG Leaders 10/40 Index	N/A	29.46	%‡

*       The Fund commenced operations on July 28, 2020.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.59%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Global Carbon ETF

The KraneShares Global Carbon ETF (the “Fund”) seeks to provide a total return that, before fees and expenses, exceeds that of the IHS Markit Global Carbon Index (the ‘‘Index’’) over a complete market cycle.

The Index offers broad coverage of cap-and-trade carbon allowances by tracking the most traded carbon credit futures contracts. The index introduces a new measure for hedging risk and going long the price of carbon while supporting responsible investing.

Carbon Credits Market Review

Carbon Credits markets worldwide have had a phenomenal rise over the past year as auction prices rose across carbon markets in the US and Europe. Futures prices in the EU’s Emissions Trading System (ETS) have risen the most out of the three markets tracked by the IHS Markit Global Carbon Index and the EU’s ETS was the largest contributor to the Fund’s performance. Meanwhile, the American Petroleum Institute (API), one of the most powerful lobbyists in the United States, expressed support for carbon pricing to reduce emissions.1 The API’s announcement removes a formidable roadblock to the widespread expansion of emissions trading systems in the United States. The past year also saw the opening of new markets for carbon credits in the UK and China.

We see three key positive catalysts for carbon credits markets in the year to come:

•   The opening of carbon markets in the UK and China. China’s National Emissions Trading System (ETS) alone accounts for over 6% of global greenhouse gas emissions.

•   The European Union is putting into law a target of reducing net greenhouse gas emissions by at least 55% by 2030 and a net-zero target by 2050.

•   The Biden administration has set the social cost benchmark for emitting one ton of CO2 at $51 and directed federal agencies to incorporate this benchmark into all climate impact analyses.2 The new measure, though abstract, is far higher than current prices for carbon credits.

Carbon Credits Market Overview (April 1, 2020 to March 31, 2021)

•   European Union carbon allowances were sold at auction for an average price of €19.05 on May 14, 2020 compared to the March 31,2021 price of €25.92, an increase of 36.06%.3

•   Carbon allowances offered as part of the Regional Greenhouse Gas Initiative (RGGI) in the Eastern United States were sold at $5.65 on March 11, 2020 and at $7.60 on March 3, 2021, an increase of 34.51%.4

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 41.95%, while the Index increased by 41.52%.

70.49% of the portfolio was exposed to the European Union Allowance (EUA) 2021 Future and 14.08% was exposed to the California Carbon Allowance (CCA) Vintage 2021 Future.

1.      Mann, Ted. “Oil Trade Group is Poised to Endorse Carbon Pricing,” The Wall Street Journal. March 1, 2021.

2.      Chemnick, Jean. “Cost of Carbon Pollution Pegged at $51 a Ton,” Scientific American. March 1, 2021.

3.      Data from EMBER as of 3/31/2021.

4.      Auction prices sourced from the Regional Greenhouse Gas Initiative (RGGI).

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares Global Carbon ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares Global Carbon ETF	41.95%	43.45	%‡
IHS Markit Global Carbon Index	N/A	41.52	%‡

*       The Fund commenced operations on July 29, 2020.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.79%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China 5G & Semiconductor Index ETF

The KraneShares CICC China 5G & Semiconductor Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific equity securities index. The Fund’s current index is the CICC China 5G and Semiconductor Leaders Index (the “Underlying Index”).

The Underlying Index is designed to track the performance of companies engaged in the 5G and semiconductor related businesses, including 5G equipment, semiconductors, electronic components and big data centers.

China Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s economy having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

Chinese companies engaged in the 5G development and semiconductor industries came under pressure from the Fund’s launch on November 24, 2020 amid a global rotation into value/cyclical stocks that was not lost on Chinese investors. Nonetheless, these companies still possess strong growth potential as China’s government continues to prioritize 5G development and import substitution in the semiconductor industry, as alluded to in the 14th Five Year Plan. The current global semiconductor shortage has only also increased pressure on China’s chipmakers to develop the capacity to produce more advanced microchips. As such, we believe that the downdraft during the period has created an attractive entry point for long-term investors.

We see four key positive catalysts for China’s equity and bond markets in the year to come:

•   With the release of the 14th Five Year Plan (FYP), we now know that China’s government will continue to support “new economy” sectors such as internet services, electric vehicles, green energy and technology, and communication services. Consumer products could also see a boost from the government’s desire to upgrade the consumption habits of China’s population.

•   Foreign inflows into China’s Mainland equity market are outpacing MSCI inclusion, providing a potential long-term tailwind for the market.

•   Domestic participation in China’s Mainland equity market is also likely to increase over the next few years as domestic household assets move from real estate into equities, leading to a potential tailwind for the market. Real estate investment accounts for, on average, nearly 60% of Chinese household savings compared to 33% in the United States.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China 5G & Semiconductor Index ETF (continued)

•   Although the yield differential between China and the United States has narrowed over the past year, China’s 10-year government bond still offers a nearly 150 basis-point yield pickup over the 10-Year US Treasury.

China capital market overview (April 1, 2020 to March 31, 2021)

•   China’s equity market, as measured by the MSCI China All Shares Index, was up for the period, returning +45.82%, while China’s currency, the renminbi (RMB) appreciated 7.5% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Discretionary (+100.11%), Information Technology (+71.16%), and Consumer Staples (+64.25%).

•   The worst performing sectors across China’s equity markets were Real Estate (+15.12%), Financials (+20.16%), and Utilities (+32.24%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund decreased by -7.68%, while the Underlying Index decreased by -6.81%.

At the end of the reporting period, the Fund held 94.29% of the portfolio in the Information Technology sector and 5.71% in cash.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China 5G & Semiconductor Index ETF (continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares CICC China 5G & Semiconductor Index ETF	-7.68%	-7.00	%‡
CICC China 5G And Semiconductor Leaders Index	N/A	-6.81	%‡
S&P 500 Index	N/A	11.65	%‡

*       The Fund commenced operations on November 23, 2020.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s gross operating expense ratio is 0.79% and its net expense ratio is 0.65% due to a Fee Waiver whereby the Fund’s investment manager, Krane Funds Advisors, LLC, has contractually agreed to reduce its management fee by 0.14% of the Fund’s average daily net assets until August 1, 2021.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China 5G & Semiconductor Index ETF (concluded)

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Consumer Leaders Index ETF

The KraneShares CICC China Consumer Leaders Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific equity securities index. The Fund’s current index is the CICC China Consumer Leaders Index (the “Underlying Index”).

The Underlying Index consists of the investable universe of publicly traded China-based companies whose primary business or businesses are in the consumption-related industries such as home appliance, food & beverage, apparel & clothing, hotels, restaurants, and duty-free goods.

China Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s economy having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

Chinese companies engaged in consumer products sectors saw strong performance during the period as China resumed normal economic activity relatively early in the period. They also benefitted from a burgeoning preference for local brands in certain product categories. Companies in the alcoholic beverages, electronics, and appliances industries contributed the most to the Fund’s performance for the period.

We see four key positive catalysts for China’s equity and bond markets in the year to come:

•   With the release of the 14th Five Year Plan (FYP), we now know that China’s government will continue to support “new economy” sectors such as internet services, electric vehicles, green energy and technology, and communication services. Consumer products could also see a boost from the government’s desire to upgrade the consumption habits of China’s population.

•   Foreign inflows into China’s Mainland equity market are outpacing MSCI inclusion, providing a potential long-term tailwind for the market.

•   Domestic participation in China’s Mainland equity market is also likely to increase over the next few years as domestic household assets move from real estate into equities, leading to a potential tailwind for the market. Real estate investment accounts for, on average, nearly 60% of Chinese household savings compared to 33% in the United States.

•   Although the yield differential between China and the United States has narrowed over the past year, China’s 10-year government bond still offers a nearly 150 basis-point yield pickup over the 10-Year US Treasury.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Consumer Leaders Index ETF (continued)

China capital market overview (April 1, 2020 to March 31, 2021)

•   China’s equity market, as measured by the MSCI China All Shares Index, was up for the period, returning +45.82%, while China’s currency, the renminbi (RMB) appreciated 7.5% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Discretionary (+100.11%), Information Technology (+71.16%), and Consumer Staples (+64.25%).

•   The worst performing sectors across China’s equity markets were Real Estate (+15.12%), Financials (+20.16%), and Utilities (+32.24%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund increased by 3.28%, while the Underlying Index increased by 4.12%.

At the end of the reporting period, the Fund held 61.47% of the portfolio in the Consumer Staples sector and 38.47% in the Consumer Discretionary sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares CICC China Consumer Leaders Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares CICC China Consumer Leaders Index ETF	3.28%	4.44%‡
CICC China Consumer Leaders Index	N/A	4.12%‡
S&P 500 Index	N/A	8.12%‡

*       The Fund commenced operations on December 8, 2020.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.69%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares SSE STAR Market 50 Index ETF

The KraneShares SSE STAR Market 50 Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Shanghai Stock Exchange (SSE) Science and Technology Innovation Board 50 Index (the “Underlying Index”).

The Underlying Index is comprised of the 50 largest companies listed on the SSE Science and Technology Innovation Board (STAR Market) as determined by market capitalization and liquidity.

China Review

Global equity markets continued their upward trend in the second half of 2020, powered by growth and technology stocks as pandemic-induced trends favorable to the internet sector persisted worldwide. In 2021, vaccine availability turbocharged a global economic recovery, leading to a cyclical/value rotation that placed considerable pressure on growth stocks. This downside pressure was compounded by the March wind-down of leveraged bets. Meanwhile, the yield on the 10-Year US Treasury bond increased by nearly 0.75% in the first three months of 2021 from 0.92% to 1.64% despite no action from the US Federal Reserve (the Fed), accompanied by a rise in inflation in the United States. Growth and technology stocks in China followed a similar trajectory, reaching all-time highs before falling significantly. However, rates and inflation in China did not follow the US. This is a consequence of both China’s monetary response to the pandemic, which was more tactical, and China’s economy having recovered from the pandemic before the end of 2020, meaning that China experienced the inflationary effect of recovery earlier. Equity markets in the US, Europe, and China have pulled back from levels seen at the end of 2020 and beginning of 2021, though remain above pre-pandemic levels.

Companies listed on the STAR Board of the Shanghai Stock Exchange came under pressure from the Fund’s launch on January 27, 2021 to the end of the period amid a global rotation into value/cyclical stocks that was not lost on Chinese investors. Nonetheless, these companies still possess strong growth potential as China’s leading science and technology recent IPOs. As such, we believe that the downdraft during the period has created an attractive entry point for long-term investors.

We see four key positive catalysts for China’s equity and bond markets in the year to come:

•   With the release of the 14th Five Year Plan (FYP), we now know that China’s government will continue to support “new economy” sectors such as internet services, electric vehicles, green energy and technology, and communication services. Consumer products could also see a boost from the government’s desire to upgrade the consumption habits of China’s population.

•   Foreign inflows into China’s Mainland equity market are outpacing MSCI inclusion, providing a potential long-term tailwind for the market.

•   Domestic participation in China’s Mainland equity market is also likely to increase over the next few years as domestic household assets move from real estate into equities, leading to a potential tailwind for the market. Real estate investment accounts for, on average, nearly 60% of Chinese household savings compared to 33% in the United States.

•   Although the yield differential between China and the United States has narrowed over the past year, China’s 10-year government bond still offers a nearly 150 basis-point yield pickup over the 10-Year US Treasury.

Management Discussion of Fund Performance (Unaudited) (continued)

KraneShares SSE STAR Market 50 Index ETF (continued)

China capital market overview (April 1, 2020 to March 31, 2021)

•   China’s equity market, as measured by the MSCI China All Shares Index, was up for the period, returning +45.82%, while China’s currency, the renminbi (RMB) appreciated 7.5% against the US dollar.

•   The best performing sectors across China’s equity markets included Consumer Discretionary (+100.11%), Information Technology (+71.16%), and Consumer Staples (+64.25%).

•   The worst performing sectors across China’s equity markets were Real Estate (+15.12%), Financials (+20.16%), and Utilities (+32.24%).

By the Fund’s fiscal year end on March 31, 2021 (the “reporting period”), the NAV of the Fund decreased by -15.76%, while the Underlying Index decreased by -16.59%.

At the end of the reporting period, the Fund held 64.39% of the portfolio in the Information Technology sector and 14.69% in the Health Care sector.

Management Discussion of Fund Performance (Unaudited) (concluded)

KraneShares SSE STAR Market 50 Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2021*

	Cumulative Inception to Date
	Net Asset Value	Market Price^
KraneShares SSE Star Market 50 Index ETF	-15.76%	-15.16	%‡
SSE Science & Technology Innovation Board 50 Index	N/A	-16.59	%‡

*       The Fund commenced operations on January 26, 2021.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if the official closing price isn’t available, the midpoint between the national best bid and national best offer (“NBBO”) as of the time the ETF calculates current NAV per share. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call 855-857-2638 or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.89%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments March 31, 2021

KraneShares CICC China Leaders 100 Index ETF

	Shares	Value
COMMON STOCK — 100.0%‡
CHINA — 100.0%
Communication Services — 5.3%
China South Publishing & Media Group, Cl A	24,800	$39,650
Focus Media Information Technology, Cl A	354,000	500,689
Oriental Pearl Group, Cl A	70,600	103,406
Wasu Media Holding, Cl A	19,200	24,288
		668,033
Consumer Discretionary — 25.8%
Anhui Zhongding Sealing Parts, Cl A	25,200	38,177
Changchun Faway Automobile Components, Cl A	18,500	26,335
Chongqing Zongshen Power Machinery, Cl A	23,800	25,972
Chow Tai Seng Jewellery, Cl A	10,000	53,313
FAWER Automotive Parts, Cl A	24,300	27,592
Guangdong Xinbao Electrical Appliances Holdings, Cl A	11,000	58,678
Guangzhou Automobile Group, Cl A	31,900	49,640
Haier Smart Home, Cl A	130,400	619,684
Hisense Home Appliances Group, Cl A	15,600	39,801
Huayu Automotive Systems, Cl A	54,300	228,167
Lao Feng Xiang, Cl A	4,400	37,212
Midea Group, Cl A	54,500	683,036
SAIC Motor, Cl A	120,800	362,150
Shanghai Yuyuan Tourist Mart Group, Cl A	53,500	87,411
TCL Technology Group, Cl A	483,500	688,272
Weifu High-Technology Group, Cl A	17,200	62,077
Wuchan Zhongda Group, Cl A	87,300	64,665
Xiamen Comfort Science & Technology Group, Cl A	15,000	39,436
Xiamen Intretech, Cl A	4,700	45,896
		3,237,514
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares CICC China Leaders 100 Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples — 8.7%
Beijing Dabeinong Technology Group, Cl A	101,100	$129,742
Henan Shuanghui Investment & Development, Cl A	35,800	223,709
Inner Mongolia Yili Industrial Group, Cl A	115,000	701,617
Tecon Biology	25,900	42,633
		1,097,701
Energy — 2.8%
China Shenhua Energy, Cl A	113,601	348,013
Financials — 8.9%
Avic Capital, Cl A	184,400	112,418
China Merchants Securities, Cl A	127,800	382,746
GF Securities, Cl A	101,900	243,366
Guotai Junan Securities, Cl A	155,400	384,639
		1,123,169
Health Care — 5.2%
China Animal Healthcare*(A)(B)(C)	4,000	—
China Resources Sanjiu Medical & Pharmaceutical, Cl A	13,400	49,955
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	19,300	81,922
Jinyu Bio-Technology, Cl A	38,800	113,008
Shanghai Kehua Bio-Engineering, Cl A	14,100	32,557
Xiamen Kingdomway Group, Cl A	8,400	50,455
Yunnan Baiyao Group, Cl A	17,600	323,260
		651,157
Industrials — 18.9%
Beijing New Building Materials, Cl A	34,900	229,575
Camel Group, Cl A	23,100	37,495
China Gezhouba Group, Cl A	95,200	109,982
China Meheco, Cl A	18,300	38,546
China Railway Group, Cl A	350,800	315,983
CNHTC Jinan Truck, Cl A	9,200	53,563
Fujian Longking, Cl A	25,700	37,799
Fujian Longma Environmental Sanitation Equipment, Cl A	14,400	40,602
Hangcha Group, Cl A	11,900	42,440
Hangxiao Steel Structure, Cl A	44,500	28,282
Jiangsu Expressway, Cl A	17,100	25,932
Jiangsu Linyang Energy, Cl A	36,100	39,010
Ningbo Zhoushan Port, Cl A	108,900	69,212
Shandong Hi-speed, Cl A	21,500	20,644
Shanghai Construction Group, Cl A	153,400	70,841
Shanghai Hanbell Precise Machinery, Cl A	7,400	28,207
Shanghai Mechanical and Electrical Industry, Cl A	11,100	32,651
Shanghai Tunnel Engineering, Cl A	64,900	54,008
Sichuan Road & Bridge, Cl A	65,600	60,689
TangShan Port Group, Cl A	102,100	42,793
Weichai Power, Cl A	165,100	484,138
Xiamen C & D, Cl A	59,200	75,971
Xinjiang Goldwind Science & Technology, Cl A	95,100	205,384
Zhejiang Wanliyang, Cl A	23,200	26,590
Zhejiang Weixing New Building Materials, Cl A	21,700	83,543

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares CICC China Leaders 100 Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Zhejiang Yankon Group, Cl A	24,200	$14,606
Zhuzhou Kibing Group, Cl A	55,500	109,373
		2,377,859
Information Technology — 2.7%
Chaozhou Three-Circle Group, Cl A	37,500	239,362
Hanergy Thin Film Power Group*(A)(B)(C)	65,064	—
MLS, Cl A	25,600	51,893
Shenzhen Topband, Cl A	31,200	52,545
		343,800
Materials — 9.9%
China Lumena New Materials(A)(B)(C)	718	—
CSG Holding	47,247	45,294
DeHua TB New Decoration Materials, Cl A	18,700	30,838
Fangda Special Steel Technology, Cl A	37,100	50,551
Guangdong Tapai Group, Cl A	24,600	46,267
Hongda Xingye, Cl A	62,400	33,287
Inner Mongolia Junzheng Energy & Chemical Industry Group, Cl A	116,200	93,510
ORG Technology, Cl A	58,300	47,804
Shenzhen Jinjia Group, Cl A	30,300	44,841
Tianhe Chemicals Group*(A)(B)(C)	40,000	—
Xinyangfeng Agricultural Technology, Cl A	22,400	60,735
Yintai Gold, Cl A	57,400	77,948
Zibo Qixiang Tengda Chemical, Cl A	24,500	33,383
Zijin Mining Group, Cl A	463,100	678,995
		1,243,453
Real Estate — 10.4%
China Merchants Shekou Industrial Zone Holdings, Cl A	109,100	204,026
China Vanke, Cl A	160,000	731,573
Financial Street Holdings, Cl A	41,200	42,888
Gemdale, Cl A	77,700	142,227
Greenland Holdings, Cl A	125,700	107,094
Shanghai Lujiazui Finance & Trade Zone Development, Cl A	30,300	50,198
Shanghai Shimao, Cl A	38,800	25,665
		1,303,671
Utilities — 1.4%
Hubei Energy Group, Cl A	67,200	65,959
Shenergy, Cl A	84,500	79,848
Shenzhen Gas, Cl A	19,900	22,838
		168,645
TOTAL CHINA		12,563,015
TOTAL COMMON STOCK (Cost $11,832,245)		12,563,015
TOTAL INVESTMENTS — 100.0% (Cost $11,832,245)		12,563,015
OTHER ASSETS LESS LIABILITIES — 0.0%		6
NET ASSETS — 100%		$12,563,021

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares CICC China Leaders 100 Index ETF (concluded)

*       Non-income producing security.

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2021 was $0 and represents 0.0% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid. The total value of such securities as of March 31, 2021 was $0 and represents 0.0% of Net Assets. (Unaudited)

Cl — Class

The following summarizes the market value of the Fund’s investments used as of March 31, 2021, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
China
Communication Services	$668,033	$—	$—	$668,033
Consumer Discretionary	3,237,514	—	—	3,237,514
Consumer Staples	1,097,701	—	—	1,097,701
Energy	348,013	—	—	348,013
Financials	1,123,169	—	—	1,123,169
Health Care	651,157	—	—	651,157
Industrials	2,377,859	—	—	2,377,859
Information Technology	343,800	—	—	343,800
Materials	1,243,453	—	—	1,243,453
Real Estate	1,303,671	—	—	1,303,671
Utilities	168,645	—	—	168,645
Total Common Stock	12,563,015	—	—	12,563,015
Total Investments in Securities	$12,563,015	$—	$—	$12,563,015

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended March 31, 2021, there have been no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares CSI China Internet ETF

	Shares	Value
COMMON STOCK — 99.5%‡
CHINA — 90.4%
Communication Services — 33.0%
Autohome ADR	440,778	$41,111,364
Baidu ADR*	976,566	212,451,933
Bilibili ADR*	1,362,218	145,839,059
China Literature*(A)	3,767,200	37,287,016
DouYu International Holdings ADR*	1,175,678	12,238,808
HUYA ADR*(A)	522,421	10,176,761
iQIYI ADR*	2,171,509	36,090,480
JOYY ADR	418,997	39,272,589
Momo ADR	1,083,487	15,970,598
NetEase ADR	1,560,243	161,110,692
Tencent Holdings	5,049,275	396,176,932
Tencent Music Entertainment Group ADR*	3,672,462	75,248,746
Weibo ADR*	502,023	25,332,081
		1,208,307,059
Consumer Discretionary — 40.8%
Alibaba Group Holding ADR*	1,656,294	375,531,539
Alibaba Group Holding*	800	22,638
Baozun ADR*	425,460	16,227,044
Dada Nexus ADR*	664,950	18,046,743
GSX Techedu ADR*(A)	705,728	23,910,065
JD.com ADR*	1,844,800	155,571,984
Meituan, Cl B*	7,104,200	272,491,616
Pinduoduo ADR*	1,745,500	233,687,540
TAL Education Group ADR*	2,243,513	120,813,175
Trip.com Group ADR*	4,346,505	172,251,993
Vipshop Holdings ADR*	3,503,150	104,604,059
		1,493,158,396
Financials — 3.9%
Lufax Holding ADR*(A)	5,412,702	78,592,433
ZhongAn Online P&C Insurance, Cl H*(A)	10,351,200	62,444,453
		141,036,886

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares CSI China Internet ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care — 3.7%
Alibaba Health Information Technology*	29,548,000	$83,614,404
Ping An Healthcare and Technology*	4,186,200	52,499,469
		136,113,873
Industrials — 0.4%
51job ADR*	248,382	15,548,713
Information Technology — 3.9%
Agora ADR*(A)	516,404	25,959,629
Chindata Group Holdings ADR*	1,080,067	17,864,308
Kingsoft	6,750,000	44,800,597
Kingsoft Cloud Holdings ADR*	646,127	25,405,714
Weimob*	13,428,000	30,018,669
		144,048,917
Real Estate — 4.7%
KE Holdings ADR*	3,008,078	171,400,284
TOTAL CHINA		3,309,614,128

HONG KONG — 9.1%
Communication Services — 4.1%
Alibaba Pictures Group*	99,604,000	12,939,827
Archosaur Games*(A)	1,817,000	3,608,549
Kuaishou Technology, Cl B*	3,838,600	133,311,295
		149,859,671
Consumer Discretionary — 3.6%
JD Health International*	7,548,950	108,265,913
Koolearn Technology Holding*(A)	2,958,000	6,734,444
Tongcheng-Elong Holdings*	8,038,000	18,134,597
		133,134,954
Information Technology — 1.4%
Ming Yuan Cloud Group Holdings*(A)	8,573,000	39,091,235
Yeahka*(A)	1,578,000	10,859,032
		49,950,267
TOTAL HONG KONG		332,944,892
TOTAL COMMON STOCK (Cost $3,420,986,014)		3,642,559,020

SHORT-TERM INVESTMENT(B)(C) — 5.4%
Invesco Government & Agency Portfolio, Cl Institutional, 0.030%	199,656,233	199,656,233
TOTAL SHORT-TERM INVESTMENT (Cost $199,656,233)		199,656,233
TOTAL INVESTMENTS — 104.9% (Cost $3,620,642,247)		3,842,215,253
OTHER ASSETS LESS LIABILITIES — (4.9)%		(179,955,220)
NET ASSETS — 100%		$3,662,260,033

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares CSI China Internet ETF (concluded)

(A)   This security or a partial position of this security is on loan at March 31, 2021. The total market value of securities on loan at March 31, 2021 was $192,461,874.

(B)   The rate shown is the 7-day effective yield as of March 31, 2021.

(C)   This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2021 was $199,656,233.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2021, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2021, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Bosera MSCI China A Share ETF

	Shares	Value
COMMON STOCK — 99.9%‡
CHINA — 99.9%
Communication Services — 1.6%
Beijing Enlight Media, Cl A	399,159	$728,819
Beijing Kunlun Tech, Cl A	159,414	576,069
China Film, Cl A	211,621	457,031
China South Publishing & Media Group, Cl A	244,211	390,443
Focus Media Information Technology, Cl A	1,997,232	2,824,836
G-bits Network Technology Xiamen, Cl A	9,608	545,023
Giant Network Group, Cl A	229,487	507,857
Leo Group, Cl A	919,006	411,796
Mango Excellent Media, Cl A	242,020	2,143,846
NanJi E-Commerce, Cl A	333,793	467,021
Oriental Pearl Group, Cl A	464,526	680,378
Perfect World, Cl A	264,901	798,595
Wuhu Sanqi Interactive Entertainment Network Technology Group, Cl A	288,931	967,037
Zhejiang Century Huatong Group, Cl A*	1,014,165	1,102,084
		12,600,835
Consumer Discretionary — 7.9%
BYD, Cl A	247,109	6,195,803
Changzhou Xingyu Automotive Lighting Systems, Cl A	37,301	1,074,482
China Tourism Group Duty Free, Cl A	265,603	12,390,381
Chongqing Changan Automobile, Cl A	606,934	1,312,625
Ecovacs Robotics, Cl A*	63,755	1,326,367
FAW Jiefang Group, Cl A	418,103	695,861
Fuyao Glass Industry Group, Cl A	272,489	1,913,719
Great Wall Motor, Cl A	303,043	1,391,618
Guangdong Xinbao Electrical Appliances Holdings, Cl A	90,800	484,363

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Haier Smart Home, Cl A	858,275	$4,078,677
Hangzhou Robam Appliances, Cl A	128,926	717,609
Huayu Automotive Systems, Cl A	428,879	1,802,139
Jason Furniture Hangzhou, Cl A	85,977	1,055,646
Joyoung, Cl A	104,387	489,861
Kuang-Chi Technologies, Cl A	292,990	902,923
Liaoning Cheng Da, Cl A	208,009	646,422
Midea Group, Cl A	477,939	5,989,899
NavInfo, Cl A	310,179	688,793
Ningbo Joyson Electronic, Cl A	185,875	510,213
Ningbo Tuopu Group, Cl A	143,420	730,958
Offcn Education Technology, Cl A	223,495	959,558
Oppein Home Group, Cl A	54,005	1,297,282
SAIC Motor, Cl A	1,059,767	3,177,104
Shandong Linglong Tyre, Cl A	186,588	1,330,903
Shanghai Jinjiang International Hotels, Cl A	116,000	981,223
Shanghai Yuyuan Tourist Mart Group, Cl A	440,169	719,169
Shenzhen MTC, Cl A	616,000	499,470
Shenzhen Overseas Chinese Town, Cl A	1,115,982	1,733,198
Songcheng Performance Development, Cl A	355,781	1,162,584
Suning.com, Cl A	1,266,059	1,327,575
Suofeiya Home Collection, Cl A	61,884	310,589
TCL Technology Group, Cl A	1,909,200	2,717,784
Wangfujing Group, Cl A	105,637	483,330
Weifu High-Technology Group, Cl A	113,574	409,899
Wuchan Zhongda Group, Cl A	688,830	510,229
Xiamen Intretech, Cl A	51,852	506,334
Zhejiang Semir Garment, Cl A	305,888	472,268
Zhejiang Supor, Cl A	74,265	809,861
		63,806,719
Consumer Staples — 19.3%
Angel Yeast, Cl A	112,010	943,034
Anhui Gujing Distillery, Cl A	52,050	1,667,279
Anhui Kouzi Distillery, Cl A	81,558	770,682
Beijing Dabeinong Technology Group, Cl A	570,700	732,380
Beijing Shunxin Agriculture, Cl A	100,890	721,631
Beijing Yanjing Brewery, Cl A	383,342	428,844
By-health, Cl A	215,198	938,695
C&S Paper, Cl A	178,458	702,822
Chacha Food, Cl A	69,015	515,519
Chongqing Brewery, Cl A	65,688	1,114,189
Chongqing Fuling Zhacai Group, Cl A	107,357	687,385
DaShenLin Pharmaceutical Group, Cl A	89,211	1,141,311
Foshan Haitian Flavouring & Food, Cl A	367,284	8,945,312
Fu Jian Anjoy Foods, Cl A	32,251	1,025,158
Fujian Sunner Development, Cl A	169,133	663,777

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples (continued)
Guangdong Haid Group, Cl A	222,029	$2,639,496
Heilongjiang Agriculture, Cl A	241,700	576,511
Henan Shuanghui Investment & Development, Cl A	392,797	2,454,532
Inner Mongolia Yili Industrial Group, Cl A	827,675	5,049,660
Jiangsu King’s Luck Brewery JSC, Cl A	170,607	1,275,418
Jiangsu Yanghe Brewery Joint-Stock, Cl A	204,818	5,141,365
Jiangxi Zhengbang Technology, Cl A	420,013	968,542
JiuGui Liquor, Cl A	44,000	1,020,399
Jonjee Hi-Tech Industrial And Commercial Holding, Cl A	108,314	799,495
Juewei Food, Cl A	82,700	970,539
Kweichow Moutai, Cl A	170,789	52,294,565
Laobaixing Pharmacy Chain JSC, Cl A	55,460	579,011
Luzhou Laojiao, Cl A	200,546	6,877,837
Muyuan Foods, Cl A	510,004	7,775,361
New Hope Liuhe, Cl A	612,851	1,868,106
Proya Cosmetics, Cl A	27,259	662,032
Qianhe Condiment and Food, Cl A	90,484	510,259
Sanquan Food, Cl A	108,754	374,934
Shanghai Bairun Investment Holding Group, Cl A	72,710	1,207,918
Shanghai Jahwa United, Cl A	91,100	666,741
Shanxi Xinghuacun Fen Wine Factory, Cl A	119,226	6,047,432
Sichuan Swellfun, Cl A	66,421	724,120
Toly Bread, Cl A	76,840	560,033
Tongwei, Cl A	583,480	2,911,531
Tsingtao Brewery, Cl A	96,324	1,242,587
Wens Foodstuffs Group	867,241	2,236,438
Wuliangye Yibin, Cl A	528,179	21,572,488
Yifeng Pharmacy Chain, Cl A	72,220	976,333
Yihai Kerry Arawana Holdings, Cl A*	171,915	2,030,113
Yonghui Superstores, Cl A	1,294,954	1,342,085
Yuan Longping High-tech Agriculture, Cl A	179,257	487,129
		154,841,028
Energy — 1.6%
China Merchants Energy Shipping, Cl A	916,959	729,520
China Petroleum & Chemical, Cl A	3,467,484	2,288,332
China Shenhua Energy, Cl A	747,978	2,291,404
COSCO SHIPPING Energy Transportation, Cl A	471,604	477,268
Guanghui Energy, Cl A	918,929	434,170
Offshore Oil Engineering, Cl A	601,640	415,386
PetroChina, Cl A	2,937,995	1,925,468
Shaanxi Coal Industry, Cl A	1,133,898	1,911,375
Shanxi Coking Coal Energy Group, Cl A	557,392	425,613
Shanxi Lu’an Environmental Energy Development, Cl A	406,862	380,123
Shanxi Meijin Energy, Cl A	554,700	606,169
Yantai Jereh Oilfield Services Group, Cl A	130,259	693,860
Yanzhou Coal Mining, Cl A	335,503	676,508
		13,255,196

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials — 22.1%
Agricultural Bank of China, Cl A	10,136,907	$5,252,924
Avic Capital, Cl A	1,213,752	739,957
Bank of Beijing, Cl A	2,877,198	2,104,882
Bank of Chengdu, Cl A	491,500	843,487
Bank of China, Cl A	4,780,300	2,440,713
Bank of Communications, Cl A	5,341,299	4,029,664
Bank of Hangzhou, Cl A	806,680	2,076,575
Bank of Jiangsu, Cl A	2,042,253	2,013,866
Bank of Nanjing, Cl A	1,361,626	2,100,173
Bank of Ningbo, Cl A	817,444	4,843,965
Bank of Shanghai, Cl A	1,933,201	2,589,898
Caitong Securities, Cl A	488,308	829,079
Changjiang Securities, Cl A	752,272	809,462
China Construction Bank, Cl A	1,305,426	1,462,367
China Everbright Bank, Cl A	5,417,484	3,368,795
China Galaxy Securities, Cl A	584,549	922,100
China Great Wall Securities, Cl A	281,368	467,860
China Life Insurance, Cl A	377,739	1,831,929
China Merchants Bank, Cl A	2,807,201	21,863,069
China Merchants Securities, Cl A	1,009,847	3,024,370
China Minsheng Banking, Cl A	4,825,640	3,714,181
China Pacific Insurance Group, Cl A	931,340	5,371,259
China Zheshang Bank, Cl A	2,274,500	1,410,903
Chongqing Rural Commercial Bank, Cl A	1,203,400	777,665
CITIC Securities, Cl A	1,448,910	5,275,629
CSC Financial, Cl A	376,400	1,824,862
Dongxing Securities, Cl A	375,210	626,189
East Money Information, Cl A	1,171,783	4,868,439
Everbright Securities, Cl A	531,533	1,316,438
First Capital Securities, Cl A	571,717	670,948
Founder Securities, Cl A*	1,120,111	1,485,241
GF Securities, Cl A	805,396	1,923,513
Guangzhou Yuexiu Financial Holdings Group, Cl A	249,696	533,932
Guolian Securities, Cl A*	219,200	508,812
Guosen Securities, Cl A	566,616	1,032,849
Guotai Junan Securities, Cl A	1,022,614	2,531,130
Guoyuan Securities, Cl A	593,663	697,607
Haitong Securities, Cl A	1,313,787	2,216,610
Hithink RoyalFlush Information Network, Cl A	72,900	1,326,626
Huaan Securities, Cl A	492,554	479,702
Huatai Securities, Cl A	1,001,095	2,587,723
Huaxi Securities, Cl A	357,131	541,586
Huaxia Bank, Cl A	1,744,815	1,712,584
Hubei Biocause Pharmaceutical, Cl A	672,145	423,087
Industrial & Commercial Bank of China, Cl A	7,337,826	6,195,750
Industrial Bank, Cl A	2,826,962	10,379,430
Industrial Securities, Cl A	911,258	1,173,586
Jiangsu Changshu Rural Commercial Bank, Cl A	372,749	431,764

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
Nanjing Securities, Cl A	501,540	$775,104
New China Life Insurance, Cl A	283,666	2,099,004
Northeast Securities, Cl A	318,364	418,262
Oceanwide Holdings, Cl A	589,063	246,894
Orient Securities, Cl A	811,735	1,096,137
Pacific Securities, Cl A	927,500	458,011
People’s Insurance Group of China, Cl A	804,894	728,688
Ping An Bank, Cl A	2,640,841	8,858,884
Ping An Insurance Group of China, Cl A	1,474,234	17,683,079
Postal Savings Bank of China, Cl A	3,653,400	3,268,527
Qingdao Rural Commercial Bank, Cl A	755,849	509,183
SDIC Capital, Cl A	575,080	1,071,066
Sealand Securities, Cl A	740,747	504,655
Shanghai Pudong Development Bank, Cl A	3,994,187	6,690,257
Shanxi Securities, Cl A	488,495	523,398
Shenwan Hongyuan Group, Cl A	3,066,581	2,168,648
Sinolink Securities, Cl A	411,400	847,103
SooChow Securities, Cl A	527,993	776,555
Southwest Securities, Cl A	904,200	642,195
Tianfeng Securities, Cl A	907,100	696,791
Western Securities, Cl A	608,033	816,432
Zheshang Securities, Cl A	491,682	959,204
		177,491,257
Health Care — 11.2%
Aier Eye Hospital Group, Cl A	560,823	5,064,434
Apeloa Pharmaceutical, Cl A	160,397	695,497
Asymchem Laboratories Tianjin, Cl A	32,924	1,449,545
Autobio Diagnostics, Cl A	40,633	680,107
Beijing Tiantan Biological Products, Cl A	170,533	848,870
Betta Pharmaceuticals, Cl A	54,500	881,808
BGI Genomics, Cl A	54,420	1,018,612
Changchun High & New Technology Industry Group, Cl A	54,862	3,785,538
Chengdu Kanghong Pharmaceutical Group, Cl A	104,439	465,751
China National Accord Medicines, Cl A	50,730	325,510
China National Medicines, Cl A	102,600	529,325
China Resources Sanjiu Medical & Pharmaceutical, Cl A	133,047	495,996
Chongqing Zhifei Biological Products, Cl A	217,713	5,723,544
Da An Gene of Sun Yat-Sen University, Cl A	119,201	552,839
Dong-E-E-Jiao, Cl E	88,809	511,370
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	191,139	811,318
Guangzhou Kingmed Diagnostics Group, Cl A	62,339	1,207,122
Guangzhou Wondfo Biotech, Cl A	46,533	582,975
Hangzhou Tigermed Consulting, Cl A	50,910	1,164,741
Huadong Medicine, Cl A	238,039	1,337,999
Hualan Biological Engineering, Cl A	248,157	1,503,420
Hubei Jumpcan Pharmaceutical, Cl A	120,680	367,308
Humanwell Healthcare Group, Cl A	222,100	1,041,919
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Intco Medical Technology, Cl A	47,554	$1,171,165
Jafron Biomedical, Cl A	108,447	1,256,168
Jiangsu Hengrui Medicine, Cl A	725,547	10,183,446
Jiangsu Yuyue Medical Equipment & Supply, Cl A	136,236	544,844
Jilin Aodong Pharmaceutical Group, Cl A	158,095	383,599
Jinyu Bio-Technology, Cl A	152,955	445,493
Joincare Pharmaceutical Group Industry, Cl A	265,434	518,634
Jointown Pharmaceutical Group, Cl A*	254,977	701,447
Lepu Medical Technology Beijing, Cl A	242,211	1,081,998
Livzon Pharmaceutical Group, Cl A	84,711	539,159
Maccura Biotechnology, Cl A	75,616	468,249
Meinian Onehealth Healthcare Holdings, Cl A	545,508	1,282,042
Nanjing King-Friend Biochemical Pharmaceutical, Cl A	105,880	645,492
Ovctek China, Cl A	82,600	1,134,913
Shandong Buchang Pharmaceuticals, Cl A	155,155	539,869
Shandong Pharmaceutical Glass	80,709	488,348
Shanghai Fosun Pharmaceutical Group, Cl A	273,524	1,658,770
Shanghai Pharmaceuticals Holding, Cl A	261,459	781,444
Shanghai RAAS Blood Products, Cl A	764,345	866,721
Shenzhen Hepalink Pharmaceutical Group, Cl A	141,400	368,737
Shenzhen Kangtai Biological Products, Cl A	93,018	1,941,963
Shenzhen Mindray Bio-Medical Electronics, Cl A	137,751	8,379,230
Shenzhen Salubris Pharmaceuticals, Cl A	142,266	820,916
Shijiazhuang Yiling Pharmaceutical, Cl A	163,769	614,770
Sichuan Kelun Pharmaceutical, Cl A	195,670	658,774
Tianjin Chase Sun Pharmaceutical, Cl A	408,519	255,900
Tonghua Dongbao Pharmaceutical, Cl A	276,706	523,368
Topchoice Medical, Cl A*	43,506	1,661,015
Walvax Biotechnology, Cl A	210,044	1,446,670
Winning Health Technology Group, Cl A	290,263	725,967
WuXi AppTec, Cl A	290,519	6,207,822
Yifan Pharmaceutical, Cl A	167,721	520,198
Yunnan Baiyao Group, Cl A	173,781	3,191,847
Zhangzhou Pientzehuang Pharmaceutical, Cl A	81,850	3,579,784
Zhejiang Huahai Pharmaceutical, Cl A	197,722	774,772
Zhejiang NHU, Cl A	292,118	1,702,078
Zhejiang Wolwo Bio-Pharmaceutical, Cl A	71,191	639,734
		89,750,894
Industrials — 12.1%
AECC Aviation Power, Cl A	367,245	2,551,774
Avic Aviation High-Technology, Cl A	189,400	739,564
AVIC Electromechanical Systems, Cl A	528,593	784,688
AVICOPTER, Cl A	80,000	616,473
Beijing New Building Materials, Cl A	229,728	1,511,166
Beijing Originwater Technology, Cl A	430,478	526,845
Beijing-Shanghai High Speed Railway, Cl A	1,559,100	1,390,102
China Aerospace Times Electronics, Cl A	369,802	402,424
China Avionics Systems, Cl A	262,207	603,046

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
China Eastern Airlines, Cl A	1,270,300	$1,057,099
China Gezhouba Group, Cl A	626,421	723,689
China Railway Group, Cl A	2,771,000	2,495,978
China Southern Airlines, Cl A	1,253,502	1,312,498
Contemporary Amperex Technology, Cl A	316,833	15,557,228
COSCO SHIPPING Holdings, Cl A*	1,309,764	2,698,898
Daqin Railway, Cl A	2,022,985	2,161,361
Dongfang Electric, Cl A	378,186	732,601
East Group, Cl A	314,600	308,309
Eve Energy, Cl A	256,845	2,941,825
Fangda Carbon New Material, Cl A*	517,762	643,928
Gotion High-tech, Cl A	174,168	956,422
Guangdong Kinlong Hardware Products, Cl A	43,500	1,099,434
Guangzhou Baiyun International Airport, Cl A	322,009	654,697
Hefei Meiya Optoelectronic Technology, Cl A	91,824	591,849
Hongfa Technology, Cl A	101,272	762,179
Inner Mongolia First Machinery Group, Cl A	229,694	345,528
Jiangsu Hengli Hydraulic, Cl A	177,610	2,421,389
Jiangsu Zhongtian Technology, Cl A	417,077	727,844
Metallurgical Corp of China, Cl A	2,416,021	1,259,342
NARI Technology, Cl A	628,751	2,984,104
Power Construction Corp of China, Cl A	2,081,791	1,307,227
Sany Heavy Industry, Cl A	1,153,129	6,001,853
SF Holding, Cl A	619,959	7,655,471
Shanghai Construction Group, Cl A	1,211,530	559,492
Shanghai Electric Group, Cl A	1,389,844	1,175,644
Shanghai International Airport, Cl A	130,959	1,155,661
Shanghai International Port Group, Cl A	1,261,308	918,895
Shanghai M&G Stationery, Cl A	126,055	1,640,913
Shenzhen Airport, Cl A	278,926	377,502
Shenzhen Inovance Technology, Cl A	233,941	3,048,877
Siasun Robot & Automation, Cl A	212,223	366,471
Sinotrans, Cl A	595,922	390,548
Spring Airlines, Cl A	124,661	1,131,624
STO Express, Cl A	208,155	292,506
Sungrow Power Supply, Cl A	198,178	2,168,082
Sunwoda Electronic, Cl A	214,300	634,617
Suzhou Gold Mantis Construction Decoration, Cl A	364,841	526,031
TBEA, Cl A	505,389	861,931
Topsec Technologies Group, Cl A	159,370	483,852
Weichai Power, Cl A	815,169	2,390,394
XCMG Construction Machinery, Cl A	1,065,787	1,232,903
Xiamen C & D, Cl A	389,518	499,869
Xinjiang Goldwind Science & Technology, Cl A	469,700	1,014,395
Yantai Eddie Precision Machinery, Cl A	81,247	745,825
YTO Express Group, Cl A	429,900	731,876

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Yunda Holding, Cl A	394,362	$843,876
Zhejiang Chint Electrics, Cl A	292,258	1,616,925
Zhejiang Dingli Machinery, Cl A	65,940	967,814
Zhejiang Sanhua Intelligent Controls, Cl A	488,800	1,536,160
Zhejiang Weixing New Building Materials, Cl A	214,043	824,045
Zhengzhou Yutong Bus, Cl A	301,136	658,615
Zoomlion Heavy Industry Science and Technology, Cl A	962,360	1,864,231
		97,186,409
Information Technology — 11.8%
360 Security Technology, Cl A	648,153	1,375,098
Accelink Technologies, Cl A	94,600	320,370
Addsino, Cl A	218,471	615,336
AVIC Jonhon Optronic Technology, Cl A	149,500	1,540,298
Beijing BDStar Navigation, Cl A	69,099	454,959
Beijing E-Hualu Information Technology, Cl A	88,244	337,848
Beijing Shiji Information Technology, Cl A	96,985	436,501
Beijing Sinnet Technology, Cl A	209,916	549,329
Beijing Thunisoft, Cl A	110,813	320,387
BOE Technology Group, Cl A	4,607,845	4,403,339
Chaozhou Three-Circle Group, Cl A	247,131	1,577,432
China Greatwall Technology Group, Cl A	398,381	902,265
China National Software & Service, Cl A	67,242	548,803
China TransInfo Technology, Cl A	215,125	517,058
DHC Software, Cl A	423,719	480,471
Fiberhome Telecommunication Technologies, Cl A	159,138	446,281
Foxconn Industrial Internet, Cl A	991,219	2,170,916
GCL System Integration Technology, Cl A*	796,740	400,726
Gigadevice Semiconductor Beijing, Cl A	64,073	1,668,718
GoerTek, Cl A	441,249	1,825,872
GRG Banking Equipment, Cl A	327,767	569,491
Guangzhou Haige Communications Group, Cl A	313,365	483,334
Guangzhou Shiyuan Electronic Technology, Cl A	90,879	1,805,059
Hangzhou First Applied Material, Cl A	87,245	1,142,355
Hangzhou Silan Microelectronics, Cl A	179,500	662,880
Hengtong Optic-electric, Cl A	321,315	600,397
Huagong Tech, Cl A	136,603	432,636
Hundsun Technologies, Cl A	142,069	1,818,844
Iflytek, Cl A	298,920	2,201,854
Ingenic Semiconductor, Cl A	53,099	493,504
JA Solar Technology, Cl A*	144,707	636,947
JCET Group, Cl A	218,100	1,136,505
Lakala Payment, Cl A	108,885	500,016
Lens Technology, Cl A	676,666	2,694,825
Leyard Optoelectronic, Cl A	345,964	380,702
Lingyi iTech Guangdong, Cl A	958,100	1,194,485
LONGi Green Energy Technology, Cl A	519,057	6,961,686
Luxshare Precision Industry, Cl A	950,177	4,899,178

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
Maxscend Microelectronics, Cl A	20,220	$1,876,788
NAURA Technology Group, Cl A	67,517	1,477,076
Ninestar, Cl A	144,600	547,881
OFILM Group, Cl A	366,505	484,301
Sanan Optoelectronics, Cl A	609,331	2,161,986
Sangfor Technologies, Cl A	55,410	2,085,940
SG Micro, Cl A	21,195	747,181
Shanghai Baosight Software, Cl A	116,518	1,037,637
Shengyi Technology, Cl A	311,416	1,078,365
Shennan Circuits, Cl A	66,443	891,449
Shenzhen Goodix Technology, Cl A	62,129	1,061,113
Shenzhen Kaifa Technology, Cl A	200,162	583,597
Shenzhen SC New Energy Technology, Cl A	43,527	718,661
Shenzhen Sunway Communication, Cl A	130,845	566,160
Suzhou Dongshan Precision Manufacturing, Cl A	232,592	649,437
Thunder Software Technology, Cl A	57,517	1,068,165
Tianjin 712 Communication & Broadcasting, Cl A	105,040	548,638
Tianjin Zhonghuan Semiconductor, Cl A	412,574	1,778,900
Tianma Microelectronics, Cl A	334,278	713,268
Tianshui Huatian Technology, Cl A	372,639	663,358
TongFu Microelectronics, Cl A	180,785	536,745
Unigroup Guoxin Microelectronics, Cl A	82,375	1,343,245
Unisplendour, Cl A	388,994	1,176,255
Universal Scientific Industrial Shanghai, Cl A	197,800	583,343
Visionox Technology, Cl A*	186,360	267,559
Wangsu Science & Technology, Cl A	333,599	326,928
Will Semiconductor Shanghai, Cl A	117,328	4,590,691
Wingtech Technology, Cl A	169,200	2,527,221
Wuhan Guide Infrared, Cl A	216,550	1,181,896
Wuhu Token Science, Cl A	332,800	376,868
WUS Printed Circuit Kunshan, Cl A	234,450	598,167
Wuxi Lead Intelligent Equipment, Cl A	123,405	1,485,667
Wuxi Taiji Industry, Cl A	286,585	361,223
Yealink Network Technology, Cl A	102,221	1,062,063
Yonyou Network Technology, Cl A	444,890	2,421,359
Zhejiang Dahua Technology, Cl A	407,623	1,532,656
Zhejiang Jingsheng Mechanical & Electrical, Cl A	174,791	877,525
Zhongji Innolight, Cl A	96,910	520,501
ZTE, Cl A(A)(B)(C)	522,094	2,333,079
		94,349,597
Materials — 8.7%
Aluminum Corp of China, Cl A*	1,779,700	1,022,598
Anhui Conch Cement, Cl A	544,309	4,249,148
Baoshan Iron & Steel, Cl A	3,030,304	3,731,765
BBMG, Cl A	1,134,612	510,136
Beijing Oriental Yuhong Waterproof Technology, Cl A	320,382	2,498,132
Chifeng Jilong Gold Mining, Cl A*	226,200	500,583
China Jushi, Cl A	476,396	1,394,075

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials (continued)
China Molybdenum, Cl A	2,404,018	$1,934,587
China Northern Rare Earth Group High-Tech, Cl A	494,221	1,440,210
Ganfeng Lithium, Cl A	148,565	2,134,326
GEM, Cl A	650,900	849,190
Guangdong HEC Technology Holding, Cl A	409,963	309,915
Guangdong Hongda Blasting, Cl A	101,898	481,753
Guangzhou Tinci Materials Technology, Cl A	74,057	921,141
Hengli Petrochemical, Cl A	798,202	3,568,138
Hengyi Petrochemical, Cl A	500,807	1,118,213
Hesteel, Cl A	1,444,859	519,702
Huaxin Cement, Cl A	185,160	669,953
Hunan Valin Steel, Cl A	833,982	889,757
Inner Mongolia BaoTou Steel Union, Cl A	6,203,400	1,474,929
Inner Mongolia Junzheng Energy & Chemical Industry Group, Cl A	1,148,145	923,948
Jiangsu Shagang, Cl A	300,134	413,066
Jiangsu Yangnong Chemical, Cl A	41,899	765,794
Jiangxi Copper, Cl A	282,271	951,630
Kingfa Sci & Tech, Cl A	350,026	1,158,182
Lomon Billions Group, Cl A	261,185	1,137,698
Pangang Group Vanadium Titanium & Resources, Cl A*	1,168,731	391,881
Rongsheng Petro Chemical, Cl A	765,442	3,212,868
Shandong Gold Mining, Cl A	491,742	1,597,120
Shandong Hualu Hengsheng Chemical, Cl A	221,184	1,265,844
Shandong Nanshan Aluminum, Cl A	1,658,390	872,012
Shandong Sinocera Functional Material, Cl A	130,900	847,103
Shandong Sun Paper Industry JSC, Cl A	357,138	855,668
Shanghai Putailai New Energy Technology, Cl A	66,009	955,748
Shanxi Taigang Stainless Steel, Cl A	774,932	539,755
Shenzhen Capchem Technology, Cl A	55,678	648,666
Sinoma Science & Technology, Cl A	228,199	810,723
Sinopec Shanghai Petrochemical, Cl A	831,040	447,109
Skshu Paint, Cl A	36,256	1,100,743
Tangshan Jidong Cement, Cl A(A)(B)(C)	185,120	402,619
Tongkun Group, Cl A	290,222	913,413
Tongling Nonferrous Metals Group, Cl A	1,432,304	582,859
Transfar Zhilian, Cl A	443,079	489,594
Wanhua Chemical Group, Cl A	427,073	6,873,576
Weihai Guangwei Composites, Cl A	70,377	743,543
Xiamen Tungsten, Cl A	191,180	534,390
Yintai Gold, Cl A	377,743	512,969
Yunnan Energy New Material, Cl A	119,531	2,038,942
Zhejiang Huayou Cobalt, Cl A*	165,359	1,732,424
Zhejiang Juhua, Cl A	367,204	516,006
Zhejiang Longsheng Group, Cl A	442,471	976,495
Zhongjin Gold, Cl A	659,479	838,270
Zijin Mining Group, Cl A	2,672,563	3,918,499
		70,187,408

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Bosera MSCI China A Share ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Real Estate — 2.8%
China Fortune Land Development, Cl A	532,430	$509,611
China Merchants Property Operation & Service, Cl A	144,175	433,984
China Merchants Shekou Industrial Zone Holdings, Cl A	898,208	1,679,725
China Vanke, Cl A	1,323,199	6,050,108
Financial Street Holdings, Cl A	406,487	423,140
Gemdale, Cl A	614,307	1,124,463
Greenland Holdings, Cl A	1,103,708	940,335
Jiangsu Zhongnan Construction Group, Cl A	514,141	546,959
Jinke Properties Group, Cl A	726,566	729,755
Poly Developments and Holdings Group, Cl A	1,628,358	3,531,600
RiseSun Real Estate Development, Cl A	591,450	581,426
Seazen Holdings, Cl A	306,860	2,282,322
Shanghai Lingang Holdings, Cl A	180,935	505,753
Shanghai Zhangjiang High-Tech Park Development, Cl A	210,645	535,506
Xinhu Zhongbao, Cl A	1,170,068	545,694
Yango Group, Cl A	560,642	519,524
Youngor Group, Cl A	629,775	779,396
Zhongtian Financial Group, Cl A	953,050	429,956
		22,149,257
Utilities — 0.8%
Huadian Power International, Cl A	923,585	520,829
Huaneng Power International, Cl A	997,610	670,527
Luenmei Quantum, Cl A	207,453	331,674
SDIC Power Holdings, Cl A	923,252	1,397,289
Shanghai Electric Power, Cl A	356,092	424,410
Shenergy, Cl A	668,304	631,513
Shenzhen Energy Group, Cl A	539,452	922,492
Sichuan Chuantou Energy, Cl A	598,936	1,144,708
		6,043,442
TOTAL CHINA		801,662,042
TOTAL COMMON STOCK (Cost $621,087,177)		801,662,042
TOTAL INVESTMENTS — 99.9% (Cost $621,087,177)		801,662,042
OTHER ASSETS LESS LIABILITIES — 0.1%		701,689
NET ASSETS — 100%		$802,363,731

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2021 was $2,735,698 and represents 0.3% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid. The total value of such securities as of March 31, 2021 was $2,735,698 and represents 0.3% of Net Assets. (Unaudited)

Cl — Class

JSC — Joint-Stock Company

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Bosera MSCI China A Share ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2021, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
China
Communication Services	$12,600,835	$—	$—	$12,600,835
Consumer Discretionary	63,806,719	—	—	63,806,719
Consumer Staples	154,841,028	—	—	154,841,028
Energy	13,255,196	—	—	13,255,196
Financials	177,491,257	—	—	177,491,257
Health Care	89,750,894	—	—	89,750,894
Industrials	97,186,409	—	—	97,186,409
Information Technology	92,016,518	—	2,333,079	94,349,597
Materials	69,784,789	—	402,619	70,187,408
Real Estate	22,149,257	—	—	22,149,257
Utilities	6,043,442	—	—	6,043,442
Total Common Stock	798,926,344	—	2,735,698	801,662,042
Total Investments in Securities	$798,926,344	$—	$2,735,698	$801,662,042

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended March 31, 2021, the transfers in and out of Level 3 occurred due to a halt in trading of these securities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI All China Index ETF

	Shares	Value
COMMON STOCK — 99.8%‡
CHINA — 95.1%
Communication Services — 14.4%
Autohome ADR	380	$35,443
Baidu ADR*	1,562	339,813
Focus Media Information Technology, Cl A	24,800	35,076
iQIYI ADR*	2,161	35,916
JOYY ADR	367	34,399
Momo ADR	821	12,101
NetEase ADR	2,810	290,161
Oriental Pearl Group, Cl A	14,440	21,150
Tencent Holdings	29,958	2,350,569
Tencent Music Entertainment Group ADR*	2,182	44,709
Weibo ADR*	378	19,074
		3,218,411
Consumer Discretionary — 29.0%
Alibaba Group Holding ADR*	10,101	2,290,200
ANTA Sports Products	13,000	212,028
BYD, Cl A	4,000	100,293
BYD, Cl H	6,500	137,868
China Grand Automotive Services Group, Cl A	5,100	1,920
China Tourism Group Duty Free, Cl A	3,900	181,935
Chongqing Changan Automobile, Cl A	27,400	59,258
Dongfeng Motor Group, Cl H	26,000	24,146
Fuyao Glass Industry Group, Cl A	14,300	100,431
Geely Automobile Holdings	38,000	96,681
Great Wall Motor, Cl H	39,500	109,490
Guangzhou Automobile Group, Cl H	28,000	23,518
Haier Smart Home, Cl A	14,400	68,431

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary (continued)
Haier Smart Home, Cl H	19,000	$76,005
Huayu Automotive Systems, Cl A	7,900	33,196
Huazhu Group ADR*	887	48,696
JD.com ADR*	6,800	573,444
Meituan, Cl B*	16,900	648,223
NavInfo, Cl A	11,700	25,981
New Oriental Education & Technology Group ADR*	11,700	163,800
NIO ADR*	12,570	489,979
Pinduoduo ADR*	2,028	271,509
SAIC Motor, Cl A	12,857	38,544
Shenzhen Overseas Chinese Town, Cl A	31,200	48,456
Shenzhou International Group Holdings	6,500	134,691
Suning.com, Cl A	22,200	23,279
Suofeiya Home Collection, Cl A	5,300	26,600
TAL Education Group ADR*	2,287	123,155
Trip.com Group ADR*	3,394	134,504
Vipshop Holdings ADR*	3,341	99,762
Yum China Holdings	2,094	123,986
		6,490,009
Consumer Staples — 8.2%
Anhui Gujing Distillery, Cl A	2,400	76,877
China Mengniu Dairy	17,000	97,306
China Resources Beer Holdings	24,000	188,155
Foshan Haitian Flavouring & Food, Cl A	5,160	125,673
Guangdong Haid Group, Cl A	8,900	105,804
Henan Shuanghui Investment & Development, Cl A	8,900	55,615
Inner Mongolia Yili Industrial Group, Cl A	13,100	79,923
Jiangsu Yanghe Brewery Joint-Stock, Cl A	2,700	67,776
Kweichow Moutai, Cl A	1,400	428,672
Luzhou Laojiao, Cl A	3,900	133,753
Muyuan Foods, Cl A	10,430	159,012
New Hope Liuhe, Cl A	23,400	71,328
Shanxi Xinghuacun Fen Wine Factory, Cl A	2,400	121,734
Sun Art Retail Group	19,500	15,952
Tingyi Cayman Islands Holding	24,000	44,083
Want Want China Holdings	39,000	29,246
Yonghui Superstores, Cl A	27,300	28,294
		1,829,203
Energy — 1.4%
China Oilfield Services, Cl H	26,000	26,754
China Petroleum & Chemical, Cl A	48,100	31,743
China Petroleum & Chemical, Cl H	160,500	85,468
China Shenhua Energy, Cl H	19,500	40,182
Offshore Oil Engineering, Cl A	32,600	22,508
PetroChina, Cl A	29,800	19,530
PetroChina, Cl H	127,984	46,258

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Energy (continued)
Shaanxi Coal Industry, Cl A	20,800	$35,062
Shanxi Lu’an Environmental Energy Development, Cl A	13,000	12,146
		319,651
Financials — 16.6%
Agricultural Bank of China, Cl A	118,400	61,355
Agricultural Bank of China, Cl H	182,397	72,964
Avic Capital, Cl A	39,100	23,837
Bank of Beijing, Cl A	50,700	37,091
Bank of China, Cl A	62,900	32,115
Bank of China, Cl H	417,396	158,917
Bank of Communications, Cl A	78,000	58,846
Bank of Communications, Cl H	53,000	33,745
Bank of Hangzhou, Cl A	24,800	63,841
Bank of Jiangsu, Cl A	40,400	39,838
Bank of Nanjing, Cl A	26,100	40,257
Bank of Ningbo, Cl A	12,800	75,849
Bank of Shanghai, Cl A	33,904	45,421
Changjiang Securities, Cl A	37,800	40,674
China CITIC Bank, Cl H	53,000	26,928
China Construction Bank, Cl A	22,200	24,869
China Construction Bank, Cl H	558,000	469,399
China Everbright Bank, Cl A	97,500	60,629
China Life Insurance, Cl H	39,483	81,562
China Merchants Bank, Cl A	31,300	243,771
China Merchants Bank, Cl H	25,000	190,850
China Merchants Securities, Cl A	16,900	50,613
China Minsheng Banking, Cl A	57,200	44,025
China Minsheng Banking, Cl H	59,000	34,226
China Pacific Insurance Group, Cl A	9,200	53,059
CITIC Securities, Cl A	20,700	75,371
Everbright Securities, Cl A	18,200	45,076
Founder Securities, Cl A*	31,200	41,370
GF Securities, Cl A	9,200	21,972
Guosen Securities, Cl A	20,800	37,915
Guotai Junan Securities, Cl A	14,300	35,395
Haitong Securities, Cl A	22,100	37,287
Huatai Securities, Cl A	11,800	30,502
Huaxia Bank, Cl A	33,900	33,274
Hubei Biocause Pharmaceutical, Cl A	22,200	13,974
Industrial & Commercial Bank of China, Cl A	91,000	76,836
Industrial Bank, Cl A	35,200	129,240
Industrial Securities, Cl A	48,069	61,907
New China Life Insurance, Cl A	3,900	28,858
New China Life Insurance, Cl H	7,900	30,586
Noah Holdings ADR*	807	35,831
Orient Securities, Cl A	24,700	33,354
PICC Property & Casualty, Cl H	49,510	42,922
Ping An Bank, Cl A	36,391	122,076
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
Ping An Insurance Group of China, Cl A	18,000	$215,906
Ping An Insurance Group of China, Cl H	32,500	386,892
Shanghai Pudong Development Bank, Cl A	52,000	87,100
Shenwan Hongyuan Group, Cl A	58,600	41,441
		3,729,766
Health Care — 6.0%
3SBio*	13,000	11,488
Alibaba Health Information Technology*	28,000	79,234
Beijing Tongrentang, Cl A	1,544	7,048
Changchun High & New Technology Industry Group, Cl A	2,400	165,603
China Medical System Holdings	14,000	27,696
China Traditional Chinese Medicine Holdings	28,000	17,468
CSPC Pharmaceutical Group	61,520	74,383
Dong-E-E-Jiao, Cl E	5,200	29,942
Genscript Biotech*	24,000	42,231
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	4,000	16,979
Huadong Medicine, Cl A	5,080	28,554
Hualan Biological Engineering, Cl A	10,480	63,491
Jiangsu Hengrui Medicine, Cl A	9,180	128,846
Meinian Onehealth Healthcare Holdings, Cl A	12,860	30,223
Shanghai Fosun Pharmaceutical Group, Cl A	6,600	40,025
Shanghai Fosun Pharmaceutical Group, Cl H	6,000	25,584
Shanghai Pharmaceuticals Holding, Cl A	13,000	38,854
Sichuan Kelun Pharmaceutical, Cl A	4,000	13,467
Sinopharm Group, Cl H	10,400	25,176
Tasly Pharmaceutical Group, Cl A	1,500	3,077
Tonghua Dongbao Pharmaceutical, Cl A	9,100	17,212
Wuxi Biologics Cayman*	16,000	200,349
Yunnan Baiyao Group, Cl A	2,600	47,754
Zai Lab ADR*	380	50,703
Zhangzhou Pientzehuang Pharmaceutical, Cl A	2,400	104,966
Zhejiang NHU, Cl A	7,800	45,448
		1,335,801
Industrials — 5.5%
51job ADR*	237	14,836
AECC Aviation Power, Cl A	6,600	45,860
AVIC Electromechanical Systems, Cl A	13,000	19,298
Beijing Capital International Airport, Cl H	24,000	18,676
China Conch Venture Holdings	13,000	61,117
China Eastern Airlines, Cl A	44,300	36,865
China Everbright Environment Group	26,323	17,809
China Gezhouba Group, Cl A	18,300	21,142
China Merchants Port Holdings	24,741	37,934
China Railway Group, Cl H	39,000	20,618
China Southern Airlines, Cl A	17,000	17,800
CITIC	30,780	29,139
COSCO SHIPPING Holdings, Cl A*	49,400	101,794
Daqin Railway, Cl A	30,000	32,052

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Fosun International	19,500	$27,289
Guangzhou Baiyun International Airport, Cl A	13,000	26,431
Jiangsu Expressway, Cl H	26,000	32,373
Metallurgical Corp of China, Cl A	74,100	38,624
Power Construction Corp of China, Cl A	33,900	21,287
Sany Heavy Industry, Cl A	23,400	121,793
Shanghai International Airport, Cl A	2,600	22,944
Shanghai International Port Group, Cl A	23,400	17,047
Shenzhen International Holdings	21,475	35,965
Suzhou Gold Mantis Construction Decoration, Cl A	14,400	20,762
Weichai Power, Cl A	29,788	87,350
Xinjiang Goldwind Science & Technology, Cl A	18,249	39,412
Zhejiang Chint Electrics, Cl A	6,500	35,961
Zhejiang Sanhua Intelligent Controls, Cl A	18,112	56,921
Zhengzhou Yutong Bus, Cl A	11,744	25,685
Zhuzhou CRRC Times Electric, Cl H	5,200	19,397
Zoomlion Heavy Industry Science and Technology, Cl A	29,800	57,727
ZTO Express Cayman ADR	2,458	71,651
		1,233,559
Information Technology — 5.4%
AAC Technologies Holdings	6,500	32,732
Aisino, Cl A	1,600	3,090
BOE Technology Group, Cl A	84,600	80,845
DHC Software, Cl A	17,000	19,277
GDS Holdings ADR*	508	41,194
Hanergy Thin Film Power Group*(A)(B)(C)	4,364	—
Hengtong Optic-electric, Cl A	6,600	12,332
Iflytek, Cl A	5,300	39,040
Kingdee International Software Group	26,000	80,597
Kingsoft	24,000	159,291
Lenovo Group	52,000	73,976
LONGi Green Energy Technology, Cl A	10,280	137,877
Luxshare Precision Industry, Cl A	20,674	106,597
OFILM Group, Cl A	11,682	15,437
Sanan Optoelectronics, Cl A	14,300	50,738
Sunny Optical Technology Group	5,100	116,242
Tianma Microelectronics, Cl A	13,000	27,739
TravelSky Technology, Cl H	12,000	28,061
Unigroup Guoxin Microelectronics, Cl A	3,700	60,334
Yonyou Network Technology, Cl A	9,225	50,208
Zhejiang Dahua Technology, Cl A	9,100	34,216
ZTE, Cl H	13,000	33,008
		1,202,831
Materials — 3.2%
Anhui Conch Cement, Cl A	6,500	50,742
Anhui Conch Cement, Cl H	10,000	65,021
Baoshan Iron & Steel, Cl A	32,600	40,146
BBMG, Cl A	50,700	22,795

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials (continued)
China Molybdenum, Cl H	105,000	$63,612
China National Building Material, Cl H	28,000	40,409
China Northern Rare Earth Group High-Tech, Cl A	18,300	53,328
China Resources Cement Holdings	26,000	29,195
Ganfeng Lithium, Cl A	3,900	56,029
Hesteel, Cl A	57,200	20,574
Inner Mongolia BaoTou Steel Union, Cl A	114,500	27,224
Rongsheng Petro Chemical, Cl A	14,100	59,184
Shandong Hualu Hengsheng Chemical, Cl A	7,800	44,640
Sinopec Shanghai Petrochemical, Cl A	58,600	31,528
Tianqi Lithium, Cl A	1,140	6,564
Zhejiang Huayou Cobalt, Cl A	2,480	25,982
Zhejiang Longsheng Group, Cl A	19,500	43,035
Zijin Mining Group, Cl A	32,600	47,798
		727,806
Real Estate — 3.3%
China Evergrande Group	13,000	24,748
China Fortune Land Development, Cl A	2,420	2,316
China Merchants Shekou Industrial Zone Holdings, Cl A	15,600	29,173
China Overseas Land & Investment	31,839	82,726
China Resources Land	24,214	117,263
China Vanke, Cl A	15,543	71,068
China Vanke, Cl H	9,000	35,250
CIFI Holdings Group	53,195	51,591
Gemdale, Cl A	18,200	33,314
Greenland Holdings, Cl A	31,200	26,582
Guangzhou R&F Properties	10,800	14,253
KWG Group Holdings	18,773	32,116
Longfor Group Holdings	13,000	86,115
Poly Developments and Holdings Group, Cl A	22,200	48,148
Seazen Holdings, Cl A	5,200	38,676
Shimao Group Holdings	7,000	22,014
Xinhu Zhongbao, Cl A	54,700	25,511
		740,864
Utilities — 2.1%
Beijing Enterprises Water Group	52,000	19,731
China Gas Holdings	18,600	76,200
China Longyuan Power Group, Cl H	26,000	35,316
China Resources Gas Group	6,000	33,263
China Resources Power Holdings	24,000	31,858
ENN Energy Holdings	3,982	63,870
Guangdong Investment	40,000	65,136
Huadian Power International, Cl A	44,200	24,925
Huaneng Power International, Cl H	89,077	31,623
SDIC Power Holdings, Cl A	23,400	35,415
Sichuan Chuantou Energy, Cl A	23,500	44,914
		462,251
TOTAL CHINA		21,290,152

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI All China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
HONG KONG — 4.7%
Communication Services — 0.1%
Alibaba Pictures Group*	260,000	$33,777
Consumer Discretionary — 0.1%
Brilliance China Automotive Holdings(A)(B)(C)	28,000	26,291
Energy — 0.1%
Yanzhou Coal Mining, Cl H	26,000	30,768
Financials — 2.7%
China Cinda Asset Management, Cl H	180,504	37,613
China Galaxy Securities, Cl H	65,500	40,440
China Huarong Asset Management, Cl H	298,000	39,097
China Pacific Insurance Group, Cl H	18,400	72,540
China Taiping Insurance Holdings	10,600	21,597
CITIC Securities, Cl H	13,000	29,931
Far East Horizon	14,000	16,819
GF Securities, Cl H	26,000	39,864
Huatai Securities, Cl H	15,800	24,225
Industrial & Commercial Bank of China, Cl H	375,441	269,468
People’s Insurance Group of China, Cl H	52,452	17,002
		608,596
Health Care — 0.5%
Hutchison China MediTech ADR*	1,772	50,059
Sino Biopharmaceutical	63,500	63,545
		113,604
Information Technology — 0.2%
Kingboard Holdings	7,000	37,816
Materials — 0.3%
Nine Dragons Paper Holdings	40,000	58,551
Real Estate — 0.7%
China Jinmao Holdings Group	52,000	20,869
Country Garden Holdings	63,612	81,658
Sunac China Holdings	13,000	55,766
		158,293
TOTAL HONG KONG		1,067,696
TOTAL COMMON STOCK (Cost $22,187,618)		22,357,848
TOTAL INVESTMENTS — 99.8% (Cost $22,187,618)		22,357,848
OTHER ASSETS LESS LIABILITIES — 0.2%		44,093
NET ASSETS — 100%		$22,401,941

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2021 was $26,291 and represents 0.1% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid. The total value of such securities as of March 31, 2021 was $26,291 and represents 0.1% of Net Assets. (Unaudited)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI All China Index ETF (concluded)

ADR — American Depositary Receipt

Cl — Class

The following summarizes the market value of the Fund’s investments used as of March 31, 2021, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
China
Communication Services	$3,218,411	$—	$—	$3,218,411
Consumer Discretionary	6,490,009	—	—	6,490,009
Consumer Staples	1,829,203	—	—	1,829,203
Energy	319,651	—	—	319,651
Financials	3,729,766	—	—	3,729,766
Health Care	1,335,801	—	—	1,335,801
Industrials	1,233,559	—	—	1,233,559
Information Technology	1,202,831	—	—	1,202,831
Materials	727,806	—	—	727,806
Real Estate	740,864	—	—	740,864
Utilities	462,251	—	—	462,251
Hong Kong
Communication Services	33,777	—	—	33,777
Consumer Discretionary	—	—	26,291	26,291
Energy	30,768	—	—	30,768
Financials	608,596	—	—	608,596
Health Care	113,604	—	—	113,604
Information Technology	37,816	—	—	37,816
Materials	58,551	—	—	58,551
Real Estate	158,293	—	—	158,293
Total Common Stock	22,331,557	—	26,291	22,357,848
Total Investments in Securities	$22,331,557	$—	$26,291	$22,357,848

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended March 31, 2021, the transfers in and out of Level 3 occurred due to a halt in trading of these securities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI One Belt One Road Index ETF

	Shares	Value
COMMON STOCK — 98.5%‡
CHINA — 38.6%
Financials — 4.5%
Bank of Chengdu, Cl A	17,000	$29,174
Bank of Guiyang, Cl A	14,727	18,316
Bank of Hangzhou, Cl A	27,500	70,791
Bank of Jiangsu, Cl A	69,555	68,588
Bank of Nanjing, Cl A	45,591	70,320
Bank of Ningbo, Cl A	27,646	163,823
Chongqing Rural Commercial Bank, Cl H	36,425	15,696
Qingdao Rural Commercial Bank, Cl A	26,000	17,515
		454,223
Industrials — 21.3%
Avic Aviation High-Technology, Cl A	6,300	24,600
Beijing New Building Materials, Cl A	7,708	50,704
Beijing-Shanghai High Speed Railway, Cl A	53,000	47,255
China Communications Services, Cl H	38,000	17,058
China Conch Venture Holdings	25,000	117,532
China Gezhouba Group, Cl A	20,950	24,203
China Lesso Group Holdings	16,000	34,410
China Railway Group, Cl H	56,500	29,869
China Railway Hi-tech Industry, Cl A	8,376	11,515
Contemporary Amperex Technology, Cl A	11,200	549,946
Daqin Railway, Cl A	68,932	73,647
Dongfang Electric, Cl A	13,500	26,151
Gotion High-tech, Cl A	6,300	34,596
Guangdong Kinlong Hardware Products, Cl A	1,600	40,439
Jiangsu Expressway, Cl H	18,000	22,412
Jiangsu Hengli Hydraulic, Cl A	6,200	84,526
Metallurgical Corp of China, Cl A	81,700	42,586
NARI Technology, Cl A	22,100	104,888
Sany Heavy Industry, Cl A	39,500	205,591
Shanghai Construction Group, Cl A	41,300	19,073
Shanghai Electric Group, Cl A	49,000	41,448

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials (continued)
Shanghai International Port Group, Cl A	42,710	$31,116
Shenzhen Inovance Technology, Cl A	8,300	108,171
Shenzhen International Holdings	17,125	28,680
Siasun Robot & Automation, Cl A	7,200	12,433
Sinotruk Hong Kong	10,500	31,468
Suzhou Gold Mantis Construction Decoration, Cl A	11,900	17,158
TBEA, Cl A	17,575	29,974
Topsec Technologies Group, Cl A	5,500	16,698
XCMG Construction Machinery, Cl A	35,148	40,660
Xinjiang Goldwind Science & Technology, Cl H	12,000	22,535
Yangzijiang Shipbuilding Holdings	52,900	50,396
Yantai Eddie Precision Machinery, Cl A	2,800	25,703
Zhejiang Expressway, Cl H	24,000	21,270
Zhejiang Weixing New Building Materials, Cl A	7,400	28,489
Zhengzhou Yutong Bus, Cl A	10,697	23,395
Zhuzhou CRRC Times Electric, Cl H	8,300	30,960
Zoomlion Heavy Industry Science and Technology	20,400	29,126
		2,150,681
Materials — 4.5%
Anhui Conch Cement, Cl H	19,000	123,539
Beijing Oriental Yuhong Waterproof Technology, Cl A	10,986	85,662
China National Building Material, Cl H	57,000	82,262
China Northern Rare Earth Group High-Tech, Cl A	17,024	49,609
China Resources Cement Holdings	38,000	42,670
Guangdong Hongda Blasting, Cl A	3,600	17,020
Huaxin Cement, Cl A	6,000	21,709
Tangshan Jidong Cement, Cl A(A)(B)(C)	5,400	11,745
Yintai Gold, Cl A	13,100	17,790
		452,006
Utilities — 8.3%
Beijing Enterprises Holdings	8,000	28,246
China Gas Holdings	40,200	164,689
China Longyuan Power Group, Cl H	47,000	63,840
China Power International Development	68,000	15,831
China Resources Gas Group	13,500	74,841
China Resources Power Holdings	28,635	38,011
ENN Energy Holdings	11,900	190,873
GD Power Development, Cl A	73,800	25,758
Huadian Power International, Cl A	31,442	17,731
Huaneng Power International, Cl H	55,000	19,525
Kunlun Energy	60,000	63,053
SDIC Power Holdings, Cl A	31,506	47,682
Shenergy, Cl A	22,919	21,658
Shenzhen Energy Group, Cl A	18,700	31,978
Sichuan Chuantou Energy, Cl A	20,184	38,577
		842,293
TOTAL CHINA		3,899,203

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
INDIA — 2.0%
Industrials — 0.6%
AIA Engineering	2,193	$61,569
Materials — 1.4%
PI Industries	4,427	136,730
TOTAL INDIA		198,299

INDONESIA — 3.6%
Energy — 0.6%
Adaro Energy	733,800	59,361
Materials — 3.0%
Aneka Tambang	426,800	66,114
Barito Pacific*	1,419,100	93,792
Indah Kiat Pulp & Paper	140,200	100,867
Pabrik Kertas Tjiwi Kimia	55,400	39,762
		300,535
TOTAL INDONESIA		359,896

ISRAEL — 4.1%
Industrials — 2.0%
Elbit Systems	1,416	200,721
Materials — 2.1%
ICL Group	36,489	214,139
TOTAL ISRAEL		414,860

JORDAN — 0.2%
Financials — 0.2%
Arab Bank	3,852	21,732
TOTAL JORDAN		21,732

KAZAKHSTAN — 0.8%
Energy — 0.8%
NAC Kazatomprom JSC GDR	3,216	79,276
TOTAL KAZAKHSTAN		79,276

KUWAIT — 1.4%
Industrials — 1.4%
Agility Public Warehousing KSC	57,559	138,256
TOTAL KUWAIT		138,256

MALAYSIA — 3.1%
Industrials — 0.8%
Sime Darby	138,500	80,164
Materials — 2.3%
Petronas Chemicals Group	122,100	235,572
TOTAL MALAYSIA		315,736

PHILIPPINES — 3.2%
Industrials — 3.2%
International Container Terminal Services	53,210	132,648
JG Summit Holdings	156,712	192,914
TOTAL PHILIPPINES		325,562

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
POLAND — 3.5%
Materials — 3.5%
KGHM Polska Miedz	7,335	$353,552
TOTAL POLAND		353,552

RUSSIA — 11.0%
Energy — 4.6%
Rosneft	50,850	384,411
Surgutneftegas	177,400	81,161
		465,572
Materials — 6.4%
MMC Norilsk Nickel PJSC	1,665	524,510
Polymetal International	6,065	119,182
		643,692
TOTAL RUSSIA		1,109,264

SINGAPORE — 9.9%
Financials — 6.5%
Oversea-Chinese Banking	74,412	650,745
Industrials — 3.4%
Keppel	32,300	127,892
Singapore Airlines	28,200	116,486
Singapore Technologies Engineering	34,600	100,174
		344,552
TOTAL SINGAPORE		995,297

SOUTH AFRICA — 12.4%
Materials — 12.4%
Anglo American Platinum	2,683	391,042
Impala Platinum Holdings	38,705	717,496
Kumba Iron Ore	3,464	142,747
TOTAL SOUTH AFRICA		1,251,285

THAILAND — 3.9%
Energy — 0.6%
IRPC	520,600	61,972
Materials — 3.3%
Indorama Ventures	81,200	115,629
PTT Global Chemical	109,612	220,101
		335,730
TOTAL THAILAND		397,702

TURKEY — 0.4%
Industrials — 0.4%
Turk Hava Yollari AO*	27,830	42,874
TOTAL TURKEY		42,874

UNITED ARAB EMIRATES — 0.4%
Industrials — 0.4%
Air Arabia PJSC	117,166	40,191
TOTAL UNITED ARAB EMIRATES		40,191
TOTAL COMMON STOCK (Cost $8,258,676)		9,942,985
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI One Belt One Road Index ETF (continued)

	Shares	Value
PREFERRED STOCK — 0.9%
RUSSIA — 0.9%
Energy — 0.9%
Surgutneftegas PJSC(D)	173,300	$96,381
TOTAL PREFERRED STOCK (Cost $96,347)		96,381
TOTAL INVESTMENTS — 99.4% (Cost $8,355,023)		10,039,366
OTHER ASSETS LESS LIABILITIES — 0.6%		59,693
NET ASSETS — 100%		$10,099,059

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2021 was $11,745 and represents 0.1% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid. The total value of such securities as of March 31, 2021 was $11,745 and represents 0.1% of Net Assets. (Unaudited)

(D)   Currently, no stated interest rate.

CL — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

PJSC — Public Joint-Stock Company

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI One Belt One Road Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2021, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
China
Financials	$454,223	$—	$—	$454,223
Industrials	2,150,681	—	—	2,150,681
Materials	440,261	—	11,745	452,006
Utilities	842,293	—	—	842,293
India	198,299	—	—	198,299
Indonesia	359,896	—	—	359,896
Israel	414,860	—	—	414,860
Jordan	21,732	—	—	21,732
Kazakhstan	79,276	—	—	79,276
Kuwait	138,256	—	—	138,256
Malaysia	315,736	—	—	315,736
Philippines	325,562	—	—	325,562
Poland	353,552	—	—	353,552
Russia	1,109,264	—	—	1,109,264
Singapore	995,297	—	—	995,297
South Africa	1,251,285	—	—	1,251,285
Thailand	397,702	—	—	397,702
Turkey	42,874	—	—	42,874
United Arab Emirates	40,191	—	—	40,191
Total Common Stock	9,931,240	—	11,745	9,942,985
Preferred Stock
Russia	96,381	—	—	96,381
Total Preferred Stock	96,381	—	—	96,381
Total Investments in Securities	$10,027,621	$—	$11,745	$10,039,366

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended March 31, 2021, the transfer in Level 3 occurred due to a halt in trading of these securities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Emerging Markets Consumer Technology Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
ARGENTINA — 3.7%
Consumer Discretionary — 3.7%
MercadoLibre*	2,771	$4,079,300
TOTAL ARGENTINA		4,079,300

AUSTRALIA — 0.7%
Consumer Discretionary — 0.7%
Webjet(A)	194,706	827,501
TOTAL AUSTRALIA		827,501

BRAZIL — 12.0%
Consumer Discretionary — 3.1%
Arco Platform, Cl A*	28,718	727,714
B2W Cia Digital*	253,470	2,733,685
		3,461,399
Financials — 2.6%
XP, Cl A*	75,925	2,860,095
Information Technology — 6.3%
Cielo	1,502,180	992,935
Pagseguro Digital, Cl A*	56,115	2,598,124
StoneCo, Cl A*	40,580	2,484,308
TOTVS	165,300	849,495
		6,924,862
TOTAL BRAZIL		13,246,356

CHINA — 34.9%
Communication Services — 12.5%
Baidu ADR*	15,393	3,348,747
Bilibili ADR*	27,161	2,907,857
NetEase	189,800	3,862,184
Tencent Holdings	47,575	3,732,837
		13,851,625

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary — 19.9%
Alibaba Group Holding*	136,900	$3,873,972
JD.com, Cl A*	93,000	3,851,848
Meituan, Cl B*	98,300	3,770,435
New Oriental Education & Technology Group*	154,500	2,112,477
Pinduoduo ADR*	26,165	3,502,970
TAL Education Group ADR*	38,388	2,067,194
Trip.com Group ADR*	72,035	2,854,747
		22,033,643
Health Care — 2.5%
Alibaba Health Information Technology	990,000	2,801,484
TOTAL CHINA		38,686,752

EGYPT — 0.7%
Information Technology — 0.7%
Fawry for Banking & Payment Technology Services SAE*	370,131	779,707
TOTAL EGYPT		779,707

GERMANY — 2.7%
Consumer Discretionary — 2.7%
Delivery Hero*	22,603	2,935,455
TOTAL GERMANY		2,935,455

GREECE — 2.6%
Consumer Discretionary — 2.6%
OPAP	215,960	2,926,507
TOTAL GREECE		2,926,507

INDIA — 4.5%
Communication Services — 2.9%
Affle India*	10,569	788,955
Info Edge India	41,892	2,452,628
		3,241,583
Consumer Discretionary — 0.8%
MakeMyTrip*	26,356	832,322
Industrials — 0.8%
IndiaMart InterMesh	7,852	831,012
TOTAL INDIA		4,904,917

JAPAN — 2.7%
Communication Services — 2.7%
Nexon	93,400	3,034,443
TOTAL JAPAN		3,034,443

MALAYSIA — 0.8%
Information Technology — 0.8%
My EG Services	1,786,000	848,528
TOTAL MALAYSIA		848,528

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Emerging Markets Consumer Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
RUSSIA — 5.8%
Communication Services — 5.0%
Mail.Ru Group GDR*	114,070	$2,612,203
Yandex, Cl A*	45,233	2,897,626
		5,509,829
Industrials — 0.8%
HeadHunter Group ADR	27,600	936,192
TOTAL RUSSIA		6,446,021

SOUTH AFRICA — 3.8%
Consumer Discretionary — 3.8%
Naspers, Cl N	17,355	4,150,873
TOTAL SOUTH AFRICA		4,150,873

SOUTH KOREA — 16.8%
Communication Services — 15.2%
Com2uSCorp	7,241	1,081,272
Kakao	7,234	3,183,152
NAVER	8,904	2,966,033
NCSoft	3,516	2,712,143
Netmarble	27,210	3,101,471
NHN*	14,356	919,646
Pearl Abyss*	3,428	933,216
Studio Dragon*	10,614	936,902
Webzen*	27,941	1,023,330
		16,857,165
Consumer Discretionary — 0.8%
Lotte Tour Development*	50,914	841,256
Information Technology — 0.8%
Douzone Bizon	10,021	869,505
NHN KCP*	499	22,090
		891,595
TOTAL SOUTH KOREA		18,590,016

TAIWAN — 7.4%
Communication Services — 4.4%
International Games System	36,000	957,628
Sea ADR*	17,732	3,958,315
		4,915,943
Consumer Discretionary — 3.0%
momo.com	95,000	3,296,183
TOTAL TAIWAN		8,212,126

UNITED ARAB EMIRATES — 0.8%
Information Technology — 0.8%
Network International Holdings	145,229	828,735
TOTAL UNITED ARAB EMIRATES		828,735
TOTAL COMMON STOCK (Cost $106,262,077)		110,497,237

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Emerging Markets Consumer Technology Index ETF (concluded)

	Shares	Value
SHORT-TERM INVESTMENT(B)(C) — 0.7%
Invesco Government & Agency Portfolio, Cl Institutional, 0.030%	770,626	$770,626
TOTAL SHORT-TERM INVESTMENT (Cost $770,626)		770,626
TOTAL INVESTMENTS — 100.6% (Cost $107,032,703)		111,267,863
OTHER ASSETS LESS LIABILITIES — (0.6)%		(663,587)
NET ASSETS — 100%		$110,604,276

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   This security or a partial position of this security is on loan at March 31, 2021. The total market value of securities on loan at March 31, 2021 was $732,703.

(B)   The rate shown is the 7-day effective yield as of March 31, 2021.

(C)   This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2021 was $770,626.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

As of March 31, 2021, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2021, there have been no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI China Clean Technology Index ETF

	Shares	Value
COMMON STOCK — 99.7%‡
CHINA — 96.6%
Consumer Discretionary — 26.4%
BYD, Cl A	58,100	$1,456,750
BYD, Cl H	400,000	8,484,201
NIO ADR*	285,311	11,121,423
Niu Technologies ADR*	62,879	2,304,515
Tianneng Power International	1,333,885	2,518,691
XPeng ADR*	188,313	6,875,308
Yadea Group Holdings	2,026,694	4,499,449
		37,260,337
Industrials — 27.8%
Beijing-Shanghai High Speed Railway, Cl A	1,367,300	1,219,092
China Conch Venture Holdings	1,821,500	8,563,413
China Everbright Environment Group	7,406,216	5,010,862
Contemporary Amperex Technology, Cl A	260,750	12,803,424
CT Environmental Group(A)(B)(C)	329,000	1,058
Dongjiang Environmental, Cl H	349,000	239,267
Dynagreen Environmental Protection Group, Cl H	730,000	361,505
East Group, Cl A	293,200	287,337
Gotion High-tech, Cl A	166,900	916,510
Sungrow Power Supply, Cl A	179,200	1,960,461
Xinjiang Goldwind Science & Technology, Cl A	447,335	966,094
Xinjiang Goldwind Science & Technology, Cl H	1,563,804	2,936,740
Zhuzhou CRRC Times Electric, Cl H	1,058,400	3,948,009
		39,213,772
Information Technology — 23.0%
GCL System Integration Technology, Cl A	736,800	370,578
GCL-Poly Energy Holdings	18,411,000	4,688,921
JA Solar Technology, Cl A	134,500	592,020
JinkoSolar Holding ADR*	72,500	3,022,525
Kingsoft Cloud Holdings ADR*	110,005	4,325,397
LONGi Green Energy Technology, Cl A	449,224	6,025,073

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI China Clean Technology Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
Sanan Optoelectronics, Cl A	543,230	$1,927,451
Wuxi Lead Intelligent Equipment, Cl A	110,200	1,326,693
Xinyi Solar Holdings	6,181,588	10,161,580
		32,440,238
Real Estate — 11.7%
China Evergrande Group	3,906,000	7,435,741
Shimao Group Holdings	2,501,500	7,867,010
SOHO China	4,058,500	1,242,433
		16,545,184
Utilities — 7.7%
Beijing Enterprises Water Group	9,706,500	3,683,113
China Datang Renewable Power, Cl H	4,066,000	774,033
China Everbright Greentech	1,215,000	493,848
China Everbright Water	1,645,257	300,006
China Longyuan Power Group, Cl H	4,196,800	5,700,494
		10,951,494
TOTAL CHINA		136,411,025

HONG KONG — 3.1%
Industrials — 0.6%
China High Speed Transmission Equipment Group	834,000	842,105
Information Technology — 0.2%
Wasion Holdings	1,005,000	310,247
Real Estate — 1.1%
Yuexiu Real Estate Investment Trust†	3,157,000	1,616,173
Utilities — 1.2%
Beijing Energy International Holding*	8,852,000	284,650
Canvest Environmental Protection Group	1,247,000	575,826
Concord New Energy Group	10,820,000	779,374
		1,639,850
TOTAL HONG KONG		4,408,375
TOTAL COMMON STOCK (Cost $148,357,695)		140,819,400
TOTAL INVESTMENTS — 99.7% (Cost $148,357,695)		140,819,400
OTHER ASSETS LESS LIABILITIES — 0.3%		353,931
NET ASSETS — 100%		$141,173,331

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

†      Real Estate Investment Trust

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2021 was $1,058 and represents 0.0% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid. The total value of such securities as of March 31, 2021 was $1,058 and represents 0.0% of Net Assets. (Unaudited)

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI China Clean Technology Index ETF (concluded)

The following summarizes the market value of the Fund’s investments used as of March 31, 2021, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
China
Consumer Discretionary	$37,260,337	$—	$—	$37,260,337
Industrials	39,212,714	—	1,058	39,213,772
Information Technology	32,440,238	—	—	32,440,238
Real Estate	16,545,184	—	—	16,545,184
Utilities	10,951,494	—	—	10,951,494
Hong Kong	4,408,375	—	—	4,408,375
Total Common Stock	140,818,342	—	1,058	140,819,400
Total Investments in Securities	$140,818,342	$—	$1,058	$140,819,400

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended March 31, 2021, there have been no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Electric Vehicles and Future Mobility Index ETF

	Shares	Value
COMMON STOCK — 95.6%‡
AUSTRALIA — 1.0%
Materials — 1.0%
Iluka Resources	355,010	$1,949,535
TOTAL AUSTRALIA		1,949,535

AUSTRIA — 0.9%
Information Technology — 0.9%
ams	91,887	1,839,400
TOTAL AUSTRIA		1,839,400

CANADA — 0.9%
Industrials — 0.9%
Ballard Power Systems*	72,990	1,779,961
TOTAL CANADA		1,779,961

CHILE — 2.0%
Materials — 2.0%
Antofagasta	168,424	3,927,105
TOTAL CHILE		3,927,105

CHINA — 19.9%
Communication Services — 2.9%
Baidu ADR*	26,775	5,824,901
Consumer Discretionary — 12.5%
BYD, Cl H	170,500	3,616,391
Foryou	437,788	1,846,247
Huizhou Desay Sv Automotive, Cl A	157,762	2,062,072
Kuang-Chi Technologies, Cl A	982,840	3,028,870
Li Auto ADR*	117,662	2,941,550
NIO ADR*	158,385	6,173,847
Tianneng Power International(A)	1,036,000	1,956,213
XPeng ADR*(A)	84,272	3,076,771
		24,701,961

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials — 3.5%
Camel Group, Cl A	1,076,116	$1,746,728
Gotion High-tech, Cl A	336,989	1,850,533
Shenzhen Center Power Tech, Cl A	739,600	1,699,867
Zhejiang Narada Power Source, Cl A*	1,004,700	1,681,340
		6,978,468
Information Technology — 1.0%
Shanghai Belling, Cl A	886,701	2,031,201
TOTAL CHINA		39,536,531

FRANCE — 0.1%
Information Technology — 0.1%
STMicroelectronics	6,168	235,527
TOTAL FRANCE		235,527

GERMANY — 11.3%
Consumer Discretionary — 9.2%
Bayerische Motoren Werke	76,500	7,954,346
Daimler	85,021	7,595,282
Hella GmbH & KGaA	49,495	2,781,749
		18,331,377
Information Technology — 2.1%
Infineon Technologies	99,763	4,239,209
TOTAL GERMANY		22,570,586

HONG KONG — 1.0%
Consumer Discretionary — 1.0%
Brilliance China Automotive Holdings(B)(C)(D)	2,170,000	2,037,572
TOTAL HONG KONG		2,037,572

JAPAN — 2.7%
Consumer Discretionary — 1.8%
Furukawa Battery(A)	118,700	1,834,748
Mitsubishi Motors	626,800	1,786,805
		3,621,553
Industrials — 0.9%
GS Yuasa	68,300	1,854,299
TOTAL JAPAN		5,475,852

NETHERLANDS — 2.1%
Information Technology — 2.1%
NXP Semiconductors	20,311	4,089,417
TOTAL NETHERLANDS		4,089,417

PERU — 3.2%
Materials — 3.2%
Southern Copper	93,958	6,376,929
TOTAL PERU		6,376,929

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
SOUTH KOREA — 3.9%
Consumer Discretionary — 0.9%
Sebang Global Battery	26,891	$1,850,947
Industrials — 1.0%
Doosan Fuel Cell*	43,537	1,973,446
Information Technology — 2.0%
Samsung SDI	6,709	3,912,472
TOTAL SOUTH KOREA		7,736,865

SWEDEN — 0.9%
Industrials — 0.9%
PowerCell Sweden*(A)	58,294	1,724,148
TOTAL SWEDEN		1,724,148

SWITZERLAND — 2.1%
Information Technology — 2.1%
STMicroelectronics	106,409	4,067,016
TOTAL SWITZERLAND		4,067,016

TAIWAN — 3.1%
Consumer Discretionary — 2.0%
Cub Elecparts	252,284	2,144,144
Tung Thih Electronic	171,000	1,809,905
		3,954,049
Information Technology — 1.1%
Parade Technologies	49,000	2,103,704
TOTAL TAIWAN		6,057,753

UNITED KINGDOM — 2.0%
Industrials — 2.0%
Ceres Power Holdings*	121,951	2,113,279
ITM Power*	288,767	1,886,467
TOTAL UNITED KINGDOM		3,999,746

UNITED STATES — 38.5%
Communication Services — 3.6%
Alphabet, Cl A*	3,457	7,130,132
Consumer Discretionary — 7.6%
Aptiv	26,633	3,672,691
Arcimoto*(A)	96,100	1,271,403
ElectraMeccanica Vehicles*(A)	332,146	1,561,086
Gentex	81,834	2,919,019
Gentherm*	23,587	1,748,033
QuantumScape, Cl A*(A)	49,162	2,199,999
Visteon*	14,438	1,760,714
		15,132,945
Industrials — 3.4%
Ballard Power Systems*	41,454	1,008,990
Bloom Energy, Cl A*	64,160	1,735,528
FuelCell Energy*	112,483	1,620,880
Plug Power*	65,908	2,362,143
		6,727,541
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology — 22.1%
Advanced Micro Devices*	86,170	$6,764,345
Ambarella*	16,633	1,669,787
Analog Devices	47,052	7,296,824
Cirrus Logic*	24,527	2,079,644
Maxim Integrated Products	34,247	3,129,148
MicroVision*(A)	107,210	1,988,746
NVIDIA	13,471	7,192,571
SiTime*	18,422	1,816,409
Skyworks Solutions	22,709	4,166,647
Texas Instruments	40,623	7,677,341
		43,781,462
Materials — 1.8%
Freeport-McMoRan	110,220	3,629,545
TOTAL UNITED STATES		76,401,625
TOTAL COMMON STOCK (Cost $179,191,835)		189,805,568

PREFERRED STOCK — 4.2%
GERMANY — 4.2%
Consumer Discretionary — 4.2%
Porsche Automobil Holding(E)	32,405	3,443,686
Volkswagen(E)	17,163	4,812,942
		8,256,628
TOTAL GERMANY		8,256,628
TOTAL PREFERRED STOCK (Cost $5,377,895)		8,256,628

SHORT-TERM INVESTMENT(F)(G) — 5.5%
Invesco Government & Agency Portfolio, Cl Institutional, 0.030%	10,993,789	10,993,789
TOTAL SHORT-TERM INVESTMENT (Cost $10,993,789)		10,993,789
TOTAL INVESTMENTS — 105.3% (Cost $195,563,519)		209,055,985
OTHER ASSETS LESS LIABILITIES — (5.3)%		(10,486,201)
NET ASSETS — 100%		$198,569,784

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   This security or a partial position of this security is on loan at March 31, 2021. The total market value of securities on loan at March 31, 2021 was $10,578,384.

(B)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2021 was $2,037,572 and represents 1.0% of Net Assets.

(C)   Level 3 security in accordance with fair value hierarchy.

(D)   Security considered illiquid. The total value of such securities as of March 31, 2021 was $2,037,572 and represents 1.0% of Net Assets. (Unaudited)

(E)   Currently, no stated interest rate.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Electric Vehicles and Future Mobility Index ETF (continued)

(F)    The rate shown is the 7-day effective yield as of March 31, 2021.

(G)    This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2021 was $10,993,789.

ADR — American Depositary Receipt

Cl — Class

The following summarizes the market value of the Fund’s investments used as of March 31, 2021, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$1,949,535	$—	$—	$1,949,535
Austria	1,839,400	—	—	1,839,400
Canada	1,779,961	—	—	1,779,961
Chile	3,927,105	—	—	3,927,105
China	39,536,531	—	—	39,536,531
France	235,527	—	—	235,527
Germany	22,570,586	—	—	22,570,586
Hong Kong
Consumer Discretionary	—	—	2,037,572	2,037,572
Japan	5,475,852	—	—	5,475,852
Netherlands	4,089,417	—	—	4,089,417
Peru	6,376,929	—	—	6,376,929
South Korea	7,736,865	—	—	7,736,865
Sweden	1,724,148	—	—	1,724,148
Switzerland	4,067,016	—	—	4,067,016
Taiwan	6,057,753	—	—	6,057,753
United Kingdom	3,999,746	—	—	3,999,746
United States	76,401,625	—	—	76,401,625
Total Common Stock	187,767,996	—	2,037,572	189,805,568
Preferred Stock
Germany	8,256,628	—	—	8,256,628
Total Preferred Stock	8,256,628	—	—	8,256,628
Short-Term Investment	10,993,789	—	—	10,993,789
Total Investments in Securities	$207,018,413	$—	$2,037,572	$209,055,985

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Electric Vehicles and Future Mobility Index ETF (concluded)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stock
Beginning balance as of March 31, 2020	$—
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Purchases	—
Sales
Transfer into Level 3	2,037,572
Transfer out of Level 3	—
Ending balance as of March 31, 2021	$2,037,572

For the year ended March 31, 2021, the transfers in and out of Level 3 occurred due to a halt in trading of these securities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI All China Health Care Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
CHINA — 96.4%
Health Care — 96.4%
3SBio*	772,000	$682,188
Aier Eye Hospital Group, Cl A	722,648	6,525,772
AK Medical Holdings	238,000	303,070
Alibaba Health Information Technology*	2,362,000	6,683,945
Apeloa Pharmaceutical, Cl A	205,792	892,334
Asymchem Laboratories Tianjin, Cl A	43,703	1,924,112
Autobio Diagnostics, Cl A	51,408	860,456
BeiGene ADR*	27,847	9,692,984
Beijing Tiantan Biological Products, Cl A	229,718	1,143,478
Beijing Tongrentang, Cl A	181,590	828,907
Betta Pharmaceuticals, Cl A	73,863	1,195,101
BGI Genomics, Cl A	72,927	1,365,019
CanSino Biologics, Cl A*	13,045	731,659
CanSino Biologics, Cl H*	39,400	1,489,958
Changchun High & New Technology Industry Group, Cl A	70,908	4,892,730
Chengdu Kanghong Pharmaceutical Group, Cl A	142,856	637,074
China Medical System Holdings	792,000	1,566,794
China National Accord Medicines, Cl A	67,353	432,171
China National Medicines, Cl A	135,655	699,860
China Resources Pharmaceutical Group	905,500	564,886
China Resources Sanjiu Medical & Pharmaceutical, Cl A	178,690	666,152
China Traditional Chinese Medicine Holdings	1,658,000	1,034,324
Chongqing Zhifei Biological Products, Cl A	276,049	7,257,162
CSPC Pharmaceutical Group	5,440,889	6,578,518
Da An Gene of Sun Yat-Sen University, Cl A	157,092	728,572
Dong-E-E-Jiao, Cl A	3,600	20,729
Dong-E-E-Jiao, Cl E	119,040	685,443
Genscript Biotech*	520,000	914,997
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	252,940	1,073,642
Guangzhou Kingmed Diagnostics Group, Cl A	82,899	1,605,243
Guangzhou Wondfo Biotech, Cl A	62,752	786,169
Hangzhou Tigermed Consulting, Cl A	69,450	1,588,907
Hangzhou Tigermed Consulting, Cl H*	74,400	1,470,880
Hansoh Pharmaceutical Group*	726,000	3,478,510
Huadong Medicine, Cl A	328,841	1,848,390
Hualan Biological Engineering, Cl A	348,447	2,111,011
Hubei Jumpcan Pharmaceutical, Cl A	160,529	488,594
Humanwell Healthcare Group, Cl A	294,400	1,381,094
Hutchison China MediTech ADR*	44,924	1,269,103
Innovent Biologics*	580,500	5,887,545

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI All China Health Care Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Intco Medical Technology, Cl A	62,129	$1,530,120
Jafron Biomedical, Cl A	143,790	1,665,555
Jiangsu Hengrui Medicine, Cl A	951,738	13,358,161
Jiangsu Yuyue Medical Equipment & Supply, Cl A	184,710	738,705
Jilin Aodong Pharmaceutical Group, Cl A	209,834	509,138
Jinxin Fertility Group	836,000	1,797,930
Jinyu Bio-Technology, Cl A	201,177	585,944
Joincare Pharmaceutical Group Industry, Cl A	364,545	712,288
Jointown Pharmaceutical Group, Cl A*	345,806	951,320
Lepu Medical Technology Beijing, Cl A	334,300	1,493,375
Livzon Pharmaceutical Group, Cl A	114,959	731,678
Maccura Biotechnology, Cl A	101,000	625,439
Meinian Onehealth Healthcare Holdings, Cl A	713,183	1,676,108
Microport Scientific	418,000	2,352,256
Nanjing King-Friend Biochemical Pharmaceutical, Cl A	135,917	828,611
Ovctek China, Cl A	104,110	1,430,457
Ping An Healthcare and Technology*	307,400	3,855,128
Shandong Buchang Pharmaceuticals, Cl A	208,883	726,818
Shandong Pharmaceutical Glass	109,800	664,369
Shandong Weigao Group Medical Polymer, Cl H	1,492,000	2,943,910
Shanghai Fosun Pharmaceutical Group, Cl A	364,129	2,208,238
Shanghai Fosun Pharmaceutical Group, Cl H	315,000	1,343,150
Shanghai Pharmaceuticals Holding, Cl A	342,994	1,025,134
Shanghai Pharmaceuticals Holding, Cl H	460,600	904,084
Shanghai RAAS Blood Products, Cl A	1,007,734	1,142,709
Shenzhen Hepalink Pharmaceutical Group, Cl A	191,428	499,197
Shenzhen Kangtai Biological Products, Cl A	123,298	2,574,127
Shenzhen Mindray Bio-Medical Electronics, Cl A	182,899	11,125,529
Shenzhen Salubris Pharmaceuticals, Cl A	188,065	1,085,189
Shijiazhuang Yiling Pharmaceutical, Cl A	222,093	833,712
Sichuan Kelun Pharmaceutical, Cl A	265,115	892,579
Sinopharm Group, Cl H	802,000	1,941,442
SSY Group	918,000	534,898
Tasly Pharmaceutical Group, Cl A	125,892	258,262
Tianjin Chase Sun Pharmaceutical, Cl A	554,146	347,123
Tonghua Dongbao Pharmaceutical, Cl A	373,191	705,862
Topchoice Medical, Cl A*	58,341	2,227,401
Walvax Biotechnology, Cl A	293,600	2,022,158
Winning Health Technology Group, Cl A	398,900	997,676
WuXi AppTec, Cl A	388,984	8,311,827
WuXi AppTec, Cl H	165,820	3,261,180
Wuxi Biologics Cayman*	1,457,135	18,245,933
Xiamen Kingdomway Group, Cl A	109,755	659,246
Yifan Pharmaceutical, Cl A	226,788	703,398
Yunnan Baiyao Group, Cl A	236,945	4,351,985
Zai Lab ADR*	43,970	5,866,917
Zhangzhou Pientzehuang Pharmaceutical, Cl A	109,724	4,798,878
Zhejiang Huahai Pharmaceutical, Cl A	258,172	1,011,645

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI All China Health Care Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Zhejiang Jiuzhou Pharmaceutical, Cl A	142,300	$829,136
Zhejiang NHU, Cl A	365,590	2,130,175
Zhejiang Wolwo Bio-Pharmaceutical, Cl A	94,736	851,313
TOTAL CHINA		206,854,896

HONG KONG — 3.5%
Health Care — 3.5%
Pharmaron Beijing, Cl H	73,200	1,383,131
Sino Biopharmaceutical	6,064,750	6,069,079
TOTAL HONG KONG		7,452,210
TOTAL COMMON STOCK (Cost $197,685,511)		214,307,106

SHORT-TERM INVESTMENT(A)(B) — 0.2%
Invesco Government & Agency Portfolio, Cl Institutional, 0.030%	292,977	292,977
TOTAL SHORT-TERM INVESTMENT (Cost $292,977)		292,977
TOTAL INVESTMENTS — 100.1% (Cost $197,978,488)		214,600,083
OTHER ASSETS LESS LIABILITIES — (0.1)%		(136,032)
NET ASSETS — 100%		$214,464,051

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   The rate shown is the 7-day effective yield as of March 31, 2021.

(B)   This security was purchased with cash collateral held from securities on loan. The total value of such security as of March 31, 2021 was $292,977.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2021, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2021, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — 71.0%
CHINA — 46.1%
Consumer Discretionary — 2.2%
Fortune Star BVI
6.850%, 07/02/2024	$200,000	$211,500
Financials — 31.3%
Agile Group Holdings
8.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+11.254%‡	200,000	208,444
Bank of Communications
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.345%‡	300,000	308,977
Central Plaza Development
5.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+8.066%‡	200,000	196,967
CFLD Cayman Investment
8.600%, 04/08/2024	200,000	74,620
China Evergrande Group
9.500%, 03/29/2024	200,000	170,100
China Mengniu Dairy
3.000%, 07/18/2024	200,000	209,904
Country Garden Holdings
8.000%, 01/27/2024	200,000	212,644
Easy Tactic
8.625%, 02/27/2024	200,000	186,088
Kaisa Group Holdings
9.375%, 06/30/2024	600,000	575,361
KWG Group Holdings
7.875%, 09/01/2023	200,000	206,400
Ronshine China Holdings
7.350%, 12/15/2023	200,000	189,100
Shimao Group Holdings
6.125%, 02/21/2024	300,000	315,150

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (continued)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Financials (continued)
Sunac China Holdings
8.350%, 04/19/2023	$200,000	$208,092
		3,061,847
Industrial — 2.0%
Suzhou City Construction Investment Group Holding
4.600%, 09/05/2022	200,000	199,341
Real Estate — 8.4%
China Aoyuan Group
7.950%, 02/19/2023	200,000	207,094
China SCE Group Holdings
7.000%, 05/02/2025	200,000	201,535
Redsun Properties Group
9.700%, 04/16/2023	200,000	208,100
Well Hope Development
3.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.927%‡	200,000	204,747
		821,476
Technology — 2.2%
Lenovo Group
4.750%, 03/29/2023	200,000	211,992
TOTAL CHINA		4,506,156

HONG KONG — 24.9%
Consumer Discretionary — 4.5%
Li & Fung
5.250%‡	200,000	134,100
Melco Resorts Finance
4.875%, 06/06/2025(A)	300,000	308,250
		442,350
Financials — 18.2%
AIA Group
3.125%, 03/13/2023	200,000	208,876
Bank of East Asia
5.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.257%‡	250,000	266,277
China CITIC Bank International
7.100%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.151%‡	200,000	218,738
FWD Group
0.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.865%‡	300,000	274,036
Nanyang Commercial Bank
5.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.205%‡	550,000	563,746
NWD Finance BVI
5.750%‡	250,000	252,056
		1,783,729

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares CCBS China Corporate High Yield Bond USD Index ETF (concluded)

	Face Amount	Value
CORPORATE OBLIGATIONS (continued)
Industrial — 2.2%
Celestial Miles
5.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+8.205%‡	$200,000	$212,100
TOTAL HONG KONG		2,438,179
TOTAL CORPORATE OBLIGATIONS (Cost $6,971,757)		6,944,335
TOTAL INVESTMENTS — 71.0% (Cost $6,971,757)		6,944,335
OTHER ASSETS LESS LIABILITIES — 29.0%		2,841,646
NET ASSETS — 100%		$9,785,981

‡      Perpetual security with no stated maturity date.

(A)   Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total market value of such securities as of March 31, 2021 was $308,250 and represented 3.1% of the Net Assets of the Fund.

BVI — British Virgin Islands

VAR — Variable Rate

As of March 31, 2021, all of the Fund’s investments were considered Level 2 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2021, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Emerging Markets Healthcare Index ETF

	Shares	Value
COMMON STOCK — 98.8%‡
BRAZIL — 3.7%
Health Care — 3.7%
Fleury	2,700	$12,296
Hapvida Participacoes e Investimentos	29,000	76,316
Notre Dame Intermedica Participacoes	4,900	71,985
Odontoprev	4,300	10,028
Qualicorp Consultoria e Corretora de Seguros	2,300	12,399
TOTAL BRAZIL		183,024

CHINA — 48.7%
Consumer Staples — 1.3%
By-health, Cl A	4,800	20,937
DaShenLin Pharmaceutical Group, Cl A	2,000	25,587
Fu Jian Anjoy Foods, Cl A	600	19,072
		65,596
Health Care — 47.4%
3SBio*	8,000	7,069
Aier Eye Hospital Group, Cl A	13,170	118,930
Aier Eye Hospital Group, Cl A	400	3,612
AK Medical Holdings	4,000	5,094
Akeso*	2,000	12,631
Alphamab Oncology*	3,000	4,345
Autobio Diagnostics, Cl A	1,300	21,759
BeiGene*	3,600	93,167
Beijing Tiantan Biological Products, Cl A	3,720	18,517
Betta Pharmaceuticals, Cl A	1,200	19,416
BGI Genomics, Cl A*	1,200	22,461
CanSino Biologics, Cl H*	400	15,126
Changchun High & New Technology Industry Group, Cl A	1,200	82,801
Chengdu Kanghong Pharmaceutical Group, Cl A	2,600	11,595
China Biologic Products Holdings*	121	14,328
China Evergrande New Energy Vehicle Group*	25,500	189,583
China Medical System Holdings	9,000	17,804
Chongqing Zhifei Biological Products, Cl A	5,413	142,304
CStone Pharmaceuticals*	3,000	3,569
Genetron Holdings ADR*	285	6,116
Genscript Biotech*	6,000	10,558
Guangzhou Kingmed Diagnostics Group, Cl A	1,300	25,173
Hangzhou Tigermed Consulting, Cl H	300	5,931
Hansoh Pharmaceutical Group	18,000	86,244
Huadong Medicine, Cl A	5,240	29,454
Hualan Biological Engineering, Cl A	5,490	33,260

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Emerging Markets Healthcare Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Humanwell Healthcare Group, Cl A	4,800	$22,518
Hygeia Healthcare Holdings	1,600	11,618
I-Mab ADR*	201	9,742
InnoCare Pharma*	3,000	7,008
Innovent Biologics*	4,500	45,640
Intco Medical Technology, Cl A	1,100	27,091
Jiangsu Hengrui Medicine, Cl A	15,966	224,091
Jinxin Fertility Group	6,000	12,904
Kangji Medical Holdings	4,000	4,769
Legend Biotech ADR*	382	11,086
Lepu Medical Technology Beijing, Cl A	5,422	24,221
Lifetech Scientific*	12,000	5,510
Livzon Pharmaceutical Group, Cl H	1,000	4,264
Luye Pharma Group	11,000	7,032
Microport Scientific	5,000	28,137
Nanjing King-Friend Biochemical Pharmaceutical, Cl A	2,840	17,314
Ocumension Therapeutics*	1,500	4,428
Ovctek China, Cl A	1,700	23,358
Peijia Medical*	2,000	6,367
Ping An Healthcare and Technology*	3,300	41,386
Shandong Weigao Group Medical Polymer, Cl H	12,000	23,678
Shanghai Fosun Pharmaceutical Group, Cl H	1,500	6,396
Shanghai Junshi Biosciences, Cl H*	600	6,267
Shanghai Pharmaceuticals Holding, Cl H	3,000	5,888
Shanghai RAAS Blood Products, Cl A	20,700	23,473
Shenzhen Kangtai Biological Products, Cl A	2,100	43,842
Shenzhen Mindray Bio-Medical Electronics, Cl A	3,900	237,232
Sichuan Kelun Pharmaceutical, Cl A	4,400	14,814
Sihuan Pharmaceutical Holdings Group	29,000	7,610
Sinopharm Group, Cl H	4,400	10,651
Topchoice Medical, Cl A*	1,000	38,179
Venus MedTech Hangzhou, Cl H*	500	4,055
Viva Biotech Holdings	5,500	4,740
Walvax Biotechnology, Cl A	4,900	33,749
WuXi AppTec, Cl H	832	16,363
Wuxi Biologics Cayman*	11,781	147,519
Yunnan Baiyao Group, Cl A	4,000	73,468
Zhangzhou Pientzehuang Pharmaceutical, Cl A	1,900	83,098
Zhejiang Huahai Pharmaceutical, Cl A	4,650	18,221
Zhejiang NHU, Cl A	6,300	36,708
		2,375,282
TOTAL CHINA		2,440,878

HUNGARY — 1.0%
Health Care — 1.0%
Richter Gedeon Nyrt	1,582	46,734
TOTAL HUNGARY		46,734

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Emerging Markets Healthcare Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
INDIA — 13.1%
Health Care — 13.1%
Apollo Hospitals Enterprise	1,106	$43,909
Aurobindo Pharma	4,648	56,026
Cadila Healthcare	8,293	50,009
Cipla*	6,744	75,185
Divi’s Laboratories*	2,172	107,623
Dr Reddy’s Laboratories	1,422	87,832
Laurus Labs	4,527	22,414
Lupin	3,892	54,321
Sun Pharmaceutical Industries	19,601	160,264
TOTAL INDIA		657,583

INDONESIA — 1.2%
Health Care — 1.2%
Kalbe Farma	383,500	41,452
Mitra Keluarga Karyasehat	111,100	20,117
TOTAL INDONESIA		61,569

MALAYSIA — 5.3%
Health Care — 5.3%
Hartalega Holdings	30,100	64,824
IHH Healthcare	72,900	93,531
Supermax	26,080	23,964
Top Glove	76,400	83,282
TOTAL MALAYSIA		265,601

POLAND — 0.2%
Health Care — 0.2%
Mercator Medical	97	8,530
TOTAL POLAND		8,530

SOUTH AFRICA — 1.3%
Health Care — 1.3%
Aspen Pharmacare Holdings*	3,870	37,834
Life Healthcare Group Holdings*	12,804	16,042
Netcare*	12,273	11,844
TOTAL SOUTH AFRICA		65,720

SOUTH KOREA — 21.8%
Consumer Staples — 0.2%
Kolmar BNH	246	11,955
Health Care — 21.6%
Alteogen*	330	26,126
Bukwang Pharmaceutical	589	12,282
Cellivery Therapeutics*	134	15,096
Celltrion*	816	233,961
Celltrion Healthcare*	1,259	151,287
Celltrion Pharm*	312	41,368
Chong Kun Dang Pharmaceutical	90	10,974
Daewoong	333	9,622
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Emerging Markets Healthcare Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Genexine*	190	$16,033
Green Cross	92	29,305
Green Cross Holdings	341	10,500
Hanall Biopharma*	417	8,438
Hanmi Pharm	98	27,406
Hanmi Science ltd	562	28,801
Hugel*	114	17,980
Ilyang Pharmaceutical	173	5,052
Jeil Pharmaceutical	147	5,183
LegoChem Biosciences*	200	9,914
MedPacto*	193	15,160
Medytox	42	7,065
Mezzion Pharma*	71	9,498
Oscotec*	242	8,542
Pharmicell*	424	5,638
Sam Chun Dang Pharm*	188	8,472
Samsung Biologics*	291	192,329
Seegene	241	27,704
Shin Poong Pharmaceutical	431	32,408
SillaJen*(A)(B)(C)	261	2,791
SK Biopharmaceuticals*	651	59,247
ST Pharm*	159	11,984
Yuhan	583	32,453
Yungjin Pharmaceutical*	1,613	8,751
		1,081,370
TOTAL SOUTH KOREA		1,093,325

THAILAND — 2.5%
Health Care — 2.5%
Bangkok Chain Hospital	20,500	9,643
Bangkok Dusit Medical Services, Cl F	124,700	86,193
Bumrungrad Hospital	7,000	30,464
TOTAL THAILAND		126,300
TOTAL COMMON STOCK (Cost $4,861,824)		4,949,264
TOTAL INVESTMENTS — 98.8% (Cost $4,861,824)		4,949,264
OTHER ASSETS LESS LIABILITIES — 1.2%		59,498
NET ASSETS — 100%		$5,008,762

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

(A)   Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of March 31, 2021 was $2,791 and represents 0.1% of Net Assets.

(B)   Level 3 security in accordance with fair value hierarchy.

(C)   Security considered illiquid. The total value of such securities as of March 31, 2021 was $2,791 and represents 0.1% of Net Assets. (Unaudited)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares Emerging Markets Healthcare Index ETF (concluded)

ADR — American Depositary Receipt

Cl — Class

The following summarizes the market value of the Fund’s investments used as of March 31, 2021, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
Brazil	$183,024	$—	$—	$183,024
China	2,440,878	—	—	2,440,878
Hungary	46,734	—	—	46,734
India	657,583	—	—	657,583
Indonesia	61,569	—	—	61,569
Malaysia	265,601	—	—	265,601
Poland	8,530	—	—	8,530
South Africa	65,720	—	—	65,720
South Korea
Consumer Staples	11,955	—	—	11,955
Health Care	1,078,579	—	2,791	1,081,370
Thailand	126,300	—	—	126,300
Total Common Stock	4,946,473	—	2,791	4,949,264
Total Investments in Securities	$4,946,473	$—	$2,791	$4,949,264

^      A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended March 31, 2021, the transfers in and out of Level 3 occurred due to a halt in trading of these securities.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI Emerging Markets ex China Index ETF

	Shares	Value
COMMON STOCK — 95.6%‡
BRAZIL — 4.7%
Communication Services — 0.1%
Telefonica Brasil	4,000	$31,473
Consumer Discretionary — 0.5%
Lojas Renner	5,950	44,823
Magazine Luiza	32,000	113,868
		158,691
Consumer Staples — 0.6%
Ambev	38,000	103,165
BRF*	3,000	13,392
JBS	6,000	32,004
Raia Drogasil	10,000	44,586
		193,147
Energy — 0.5%
Petroleo Brasileiro	31,000	131,680
Ultrapar Participacoes	6,000	22,594
		154,274
Financials — 0.8%
B3 - Brasil Bolsa Balcao	14,000	135,633
Banco Bradesco	8,980	37,317
Banco do Brasil	7,000	37,872
Banco Santander Brasil	3,000	21,122
BB Seguridade Participacoes	5,000	21,487
		253,431
Industrials — 0.5%
CCR	8,000	18,260
Localiza Rent a Car	4,020	42,701
Rumo*	8,000	28,566
WEG	6,000	79,628
		169,155

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials — 1.6%
Klabin*	5,000	$24,384
Suzano	4,000	48,776
Vale	24,000	414,800
		487,960
Utilities — 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	2,000	14,521
Equatorial Energia	5,000	21,912
		36,433
TOTAL BRAZIL		1,484,564

CHILE — 0.7%
Consumer Discretionary — 0.1%
Falabella	5,140	23,411
Energy — 0.1%
Empresas COPEC	2,680	33,194
Financials — 0.2%
Banco de Chile	172,818	20,431
Banco de Credito e Inversiones	350	18,562
Banco Santander Chile	456,804	28,614
		67,607
Materials — 0.1%
Empresas CMPC	8,679	27,943
Utilities — 0.2%
Enel Americas	196,033	32,772
Enel Chile	193,507	15,106
		47,878
TOTAL CHILE		200,033

COLOMBIA — 0.1%
Energy — 0.1%
Ecopetrol	33,398	21,502
Financials — 0.0%
Bancolombia	1,540	12,048
TOTAL COLOMBIA		33,550

CZECH REPUBLIC — 0.1%
Financials — 0.0%
Komercni banka as	510	15,765
Utilities — 0.1%
CEZ	1,090	26,975
TOTAL CZECH REPUBLIC		42,740

EGYPT — 0.1%
Financials — 0.1%
Commercial International Bank Egypt SAE	9,060	33,306
TOTAL EGYPT		33,306

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
GREECE — 0.1%
Communication Services — 0.1%
Hellenic Telecommunications Organization	1,660	$26,690
TOTAL GREECE		26,690

HUNGARY — 0.3%
Energy — 0.1%
MOL Hungarian Oil & Gas	2,480	17,992
Financials — 0.2%
OTP Bank Nyrt	1,520	65,097
TOTAL HUNGARY		83,089

INDIA — 13.7%
Communication Services — 0.3%
Bharti Airtel	15,409	109,023
Consumer Discretionary — 0.9%
Bajaj Auto*	560	28,114
Eicher Motors*	900	32,054
Mahindra & Mahindra	5,030	54,711
Maruti Suzuki India	850	79,743
Tata Motors*	12,509	51,635
Titan	2,140	45,603
		291,860
Consumer Staples — 1.2%
Dabur India	3,610	26,687
Godrej Consumer Products	2,480	24,750
Hindustan Unilever	6,250	207,852
ITC	30,027	89,736
Nestle India	160	37,564
		386,589
Energy — 2.2%
Bharat Petroleum	5,220	30,554
Indian Oil	15,018	18,866
Oil & Natural Gas	9,610	13,426
Reliance Industries	23,098	632,817
		695,663
Financials — 3.4%
Axis Bank	19,018	181,417
Bajaj Finance*	1,600	112,698
Bajaj Finserv*	260	34,382
Housing Development Finance	13,699	468,058
ICICI Bank	20,018	159,375
Piramal Enterprises	550	13,188
State Bank of India	15,009	74,785
		1,043,903
Health Care — 0.4%
Aurobindo Pharma	1,800	21,697
Dr Reddy’s Laboratories	780	48,178
Sun Pharmaceutical Industries	7,500	61,322
		131,197

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Industrials — 0.2%
Larsen & Toubro	4,000	$77,627
Information Technology — 3.7%
HCL Technologies	9,009	121,081
Infosys ADR	31,645	592,395
Tata Consultancy Services	7,500	325,983
Tech Mahindra	3,180	43,122
Wipro	12,509	70,857
		1,153,438
Materials — 1.1%
Asian Paints	2,120	73,574
Grasim Industries	2,260	44,837
Hindalco Industries	8,160	36,479
JSW Steel	5,920	37,930
UltraTech Cement	800	73,726
UPL	3,730	32,745
Vedanta	9,090	28,440
		327,731
Utilities — 0.3%
GAIL India	14,018	25,979
NTPC	18,027	26,271
Power Grid Corp of India	16,018	47,246
		99,496
TOTAL INDIA		4,316,527

INDONESIA — 2.2%
Communication Services — 0.3%
Telkom Indonesia Persero	460,000	108,310
Consumer Discretionary — 0.2%
Astra International	200,000	72,633
Consumer Staples — 0.2%
Charoen Pokphand Indonesia	63,000	30,362
Unilever Indonesia	65,000	29,423
		59,785
Energy — 0.1%
United Tractors	15,000	22,849
Financials — 1.4%
Bank Central Asia	87,000	186,129
Bank Mandiri Persero	180,000	76,213
Bank Negara Indonesia Persero	67,000	26,408
Bank Rakyat Indonesia Persero	500,000	151,463
		440,213
TOTAL INDONESIA		703,790

MALAYSIA — 2.2%
Communication Services — 0.2%
DiGi.Com	30,000	26,336
Maxis	30,000	32,702
		59,038

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary — 0.1%
Genting	20,000	$24,262
Consumer Staples — 0.1%
Sime Darby Plantation	23,000	25,737
Financials — 1.1%
CIMB Group Holdings	80,000	83,733
Hong Leong Bank	5,000	22,549
Malayan Banking	56,016	111,451
Public Bank	130,000	131,678
		349,411
Health Care — 0.1%
IHH Healthcare	20,000	25,660
Materials — 0.2%
Petronas Chemicals Group	30,000	57,880
Utilities — 0.4%
Petronas Gas	5,000	19,293
Tenaga Nasional	37,000	90,303
		109,596
TOTAL MALAYSIA		651,584

MEXICO — 3.0%
Communication Services — 0.7%
America Movil	280,900	191,244
Grupo Televisa	20,000	35,512
		226,756
Consumer Staples — 0.9%
Fomento Economico Mexicano	17,000	127,954
Grupo Bimbo, Ser A	11,000	23,064
Wal-Mart de Mexico	43,000	135,659
		286,677
Financials — 0.4%
Grupo Financiero Banorte, Cl O	22,000	123,921
Grupo Financiero Inbursa, Cl O*	15,000	13,570
		137,491
Industrials — 0.1%
Grupo Aeroportuario del Pacifico, Cl B	2,000	20,856
Grupo Aeroportuario del Sureste, Cl B	1,450	25,725
		46,581
Materials — 0.8%
Cemex	125,000	87,791
Grupo Mexico	29,000	152,707
		240,498
Real Estate — 0.1%
Fibra Uno Administracion†	28,000	32,748
TOTAL MEXICO		970,751

PERU — 0.9%
Financials — 0.3%
Credicorp	711	97,101

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials — 0.6%
Cia de Minas Buenaventura SAA ADR*	5,719	$57,362
Southern Copper	1,681	114,089
		171,451
TOTAL PERU		268,552

PHILIPPINES — 1.2%
Financials — 0.1%
BDO Unibank	21,000	44,131
Industrials — 0.5%
Ayala	3,000	45,738
JG Summit Holdings	36,795	45,295
SM Investments	3,000	59,335
		150,368
Real Estate — 0.6%
Ayala Land	105,000	74,309
SM Prime Holdings	140,000	100,953
		175,262
TOTAL PHILIPPINES		369,761

POLAND — 1.0%
Communication Services — 0.1%
CD Projekt*	600	28,966
Consumer Discretionary — 0.1%
LPP	10	20,590
Energy — 0.1%
Polski Koncern Naftowy ORLEN	2,800	45,030
Financials — 0.5%
Bank Polska Kasa Opieki	1,650	29,529
Powszechna Kasa Oszczednosci Bank Polski	8,250	68,430
Powszechny Zaklad Ubezpieczen	6,000	51,850
Santander Bank Polska	320	17,727
		167,536
Materials — 0.2%
KGHM Polska Miedz	1,150	55,431
TOTAL POLAND		317,553

QATAR — 1.1%
Financials — 0.9%
Masraf Al Rayan QSC	37,545	44,237
Qatar Islamic Bank SAQ	11,009	49,769
Qatar National Bank QPSC	39,036	192,875
		286,881
Industrials — 0.2%
Industries Qatar QSC	17,509	57,466
TOTAL QATAR		344,347

RUSSIA — 5.1%
Communication Services — 0.1%
Mobile TeleSystems PJSC ADR	3,480	29,023

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Discretionary — 0.1%
X5 Retail Group GDR	830	$26,850
Consumer Staples — 0.1%
Magnit PJSC GDR	2,420	36,276
Energy — 2.8%
Gazprom PJSC	83,000	250,862
LUKOIL PJSC	3,450	279,563
Novatek PJSC GDR	700	138,315
Rosneft	9,500	71,817
Tatneft PJSC	15,300	121,134
		861,691
Financials — 1.1%
Sberbank of Russia PJSC	91,900	353,222
Materials — 0.9%
Alrosa PJSC	17,500	24,506
MMC Norilsk Nickel PJSC	620	195,313
Novolipetsk Steel PJSC	8,200	26,203
Severstal PAO	1,400	28,531
		274,553
TOTAL RUSSIA		1,581,615

SOUTH AFRICA — 6.3%
Communication Services — 0.5%
MTN Group	14,018	82,449
MultiChoice Group	2,840	24,801
Vodacom Group	4,250	36,340
		143,590
Consumer Discretionary — 3.0%
Absa Group	6,000	51,234
Mr Price Group	1,620	21,241
Naspers, Cl N	3,450	825,152
Woolworths Holdings	6,580	22,036
		919,663
Consumer Staples — 0.4%
Bid	2,800	54,233
Clicks Group	1,680	27,351
Shoprite Holdings	2,810	29,900
Tiger Brands	1,090	15,557
		127,041
Energy — 0.1%
Exxaro Resources	1,740	20,487
Financials — 1.3%
Capitec Bank Holdings	260	25,000
Discovery	2,440	21,908
FirstRand	37,416	130,799
Nedbank Group	3,350	31,762
Old Mutual	33,018	28,241
Remgro	3,550	25,003
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
Sanlam	12,169	$49,059
Standard Bank Group	11,009	93,515
		405,287
Industrials — 0.3%
Bidvest Group	2,240	25,847
Sasol	4,650	66,666
		92,513
Materials — 0.6%
Anglo American Platinum	350	51,012
AngloGold Ashanti	3,300	71,926
Gold Fields	5,410	50,380
		173,318
Real Estate — 0.1%
Growthpoint Properties†	20,016	17,893
NEPI Rockcastle	2,690	16,982
		34,875
TOTAL SOUTH AFRICA		1,916,774

SOUTH KOREA — 23.5%
Communication Services — 2.3%
Kakao	340	149,609
NAVER	1,250	416,391
NCSoft	150	115,706
SK Telecom	130	31,588
		713,294
Consumer Discretionary — 2.4%
Coway	360	20,835
Fila Holdings	320	12,201
Hyundai Mobis	570	147,064
Hyundai Motor	1,250	240,777
Kangwon Land	810	18,107
Kia Motors	2,500	183,124
LG Electronics	950	125,911
		748,019
Consumer Staples — 1.0%
Amorepacific	354	80,856
E-MART	130	19,642
KT&G	1,405	101,053
LG Household & Health Care	80	110,979
		312,530
Energy — 0.4%
SK Innovation	530	102,558
S-Oil	310	22,242
		124,800
Financials — 1.9%
DB Insurance	340	14,210
Hana Financial Group	3,000	113,453
Industrial Bank of Korea	1,740	14,083

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Financials (continued)
KB Financial Group	3,580	$177,774
Samsung Fire & Marine Insurance	459	77,057
Samsung Life Insurance	470	32,434
Shinhan Financial Group	3,830	126,736
Woori Financial Group	3,270	29,182
		584,929
Health Care — 1.1%
Celltrion*	740	212,307
Celltrion Healthcare*	340	40,857
Samsung Biologics*	147	97,156
		350,320
Industrials — 1.3%
Hyundai Engineering & Construction	540	21,018
Hyundai Heavy Industries Holdings	60	15,454
Korea Shipbuilding & Offshore Engineering*	260	30,669
LG	1,213	96,890
Samsung C&T	971	106,817
Samsung Heavy Industries*	2,990	20,528
SK Holdings	393	97,924
		389,300
Information Technology — 11.0%
LG Display	1,480	29,751
Samsung Electro-Mechanics	673	111,498
Samsung Electronics	33,516	2,410,605
Samsung SDI	450	262,425
Samsung SDS	230	39,324
SK Hynix	4,690	549,083
		3,402,686
Materials — 1.8%
Hyundai Steel	540	22,927
Korea Zinc	50	18,047
LG Chemical	400	284,515
Lotte Chemical	120	31,915
POSCO	680	192,269
		549,673
Utilities — 0.3%
Korea Electric Power	4,244	86,811
TOTAL SOUTH KOREA		7,262,362

TAIWAN — 25.7%
Communication Services — 1.0%
Chunghwa Telecom	40,000	156,310
Far EasTone Telecommunications	27,000	60,656
Taiwan Mobile	27,000	92,924
		309,890
Consumer Staples — 0.6%
President Chain Store	10,000	95,328
Uni-President Enterprises	40,000	102,338
		197,666

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Energy — 0.1%
Formosa Petrochemical	10,000	$33,926
Financials — 4.6%
Cathay Financial Holding	60,000	100,831
Chailease Holding	14,071	97,150
Chang Hwa Commercial Bank	150,243	92,411
China Development Financial Holding	182,000	66,975
CTBC Financial Holding	120,000	92,945
E.Sun Financial Holding	111,094	101,621
First Financial Holding	121,282	94,363
Fubon Financial Holding	60,000	119,441
Hua Nan Financial Holdings	103,567	67,694
Mega Financial Holding	80,000	89,440
Shanghai Commercial & Savings Bank*	64,000	94,095
Shin Kong Financial Holding	308,000	98,770
SinoPac Financial Holdings	70,000	31,525
Taishin Financial Holding	196,310	92,193
Taiwan Cooperative Financial Holding	106,365	78,843
Yuanta Financial Holding	119,280	94,060
		1,412,357
Industrials — 0.3%
Far Eastern New Century	88,000	93,141
Information Technology — 17.0%
ASE Technology Holding	32,000	120,562
Asustek Computer	10,000	130,550
AU Optronics	102,000	75,250
Catcher Technology	10,000	74,125
Delta Electronics	20,000	201,871
Hon Hai Precision Industry	110,000	478,043
Innolux	60,000	44,370
Lite-On Technology	43,000	94,641
MediaTek	10,000	339,607
Novatek Microelectronics	10,000	201,521
Pegatron	34,000	88,298
Quanta Computer	30,000	103,039
Taiwan Semiconductor Manufacturing	154,000	3,168,191
United Microelectronics	80,000	140,749
		5,260,817
Materials — 2.1%
Asia Cement	40,000	67,010
China Steel	137,000	124,358
Formosa Chemicals & Fibre	29,000	89,034
Formosa Plastics	40,000	141,590
Nan Ya Plastics	50,000	139,838
Taiwan Cement	50,370	82,617
		644,447
TOTAL TAIWAN		7,952,244

THAILAND — 2.5%
Communication Services — 0.2%
Advanced Info Service	10,000	55,520

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI Emerging Markets ex China Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples — 0.4%
CP ALL	50,000	$110,800
Energy — 0.6%
PTT	105,000	137,760
PTT Exploration & Production	14,000	51,072
		188,832
Financials — 0.5%
Kasikornbank	18,000	83,520
Siam Commercial Bank	18,000	64,224
		147,744
Health Care — 0.1%
Bangkok Dusit Medical Services, Cl F	35,000	24,192
Industrials — 0.3%
Airports of Thailand	43,000	94,944
Materials — 0.3%
PTT Global Chemical	23,000	46,184
Siam Cement	4,000	51,072
		97,256
Real Estate — 0.1%
Central Pattana	13,000	24,232
TOTAL THAILAND		743,520

TURKEY — 0.5%
Consumer Staples — 0.2%
BIM Birlesik Magazalar	7,000	59,713
Energy — 0.1%
Turkiye Petrol Rafinerileri	2,000	21,749
Financials — 0.2%
Akbank T.A.S.	50,036	28,354
Turkiye Garanti Bankasi	40,036	32,363
		60,717
TOTAL TURKEY		142,179

UNITED ARAB EMIRATES — 0.6%
Communication Services — 0.2%
Emirates Telecommunications Group PJSC	11,659	68,688
Financials — 0.3%
Abu Dhabi Commercial Bank PJSC	13,929	23,473
First Abu Dhabi Bank PJSC	19,019	75,596
		99,069
Real Estate — 0.1%
Emaar Properties PJSC	23,538	22,685
TOTAL UNITED ARAB EMIRATES		190,442
TOTAL COMMON STOCK (Cost $29,285,514)		29,635,973

PREFERRED STOCK(A) — 3.9%
BRAZIL — 2.1%
Consumer Discretionary — 0.1%
Lojas Americanas	5,000	19,741

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI Emerging Markets ex China Index ETF (concluded)

	Shares	Value
PREFERRED STOCK(A) (continued)
Energy — 0.5%
Petroleo Brasileiro	34,000	$145,749
Financials — 1.4%
Banco Bradesco	37,940	179,111
Itau Unibanco Holding	39,000	193,169
Itausa	36,000	65,454
		437,734
Materials — 0.1%
Gerdau	7,000	37,338
Utilities — 0.0%
Cia Energetica de Minas Gerais	6,024	13,899
TOTAL BRAZIL		654,461

CHILE — 0.1%
Materials — 0.1%
Sociedad Quimica y Minera de Chile	830	44,493

COLOMBIA — 0.1%
Financials — 0.1%
Bancolombia	3,070	24,376

RUSSIA — 0.1%
Energy — 0.1%
Surgutneftegas PJSC	47,000	26,139

SOUTH KOREA — 1.5%
Information Technology — 1.5%
Samsung Electronics	7,000	451,513
TOTAL PREFERRED STOCK (Cost $1,272,202)		1,200,982
TOTAL INVESTMENTS — 99.5% (Cost $30,557,716)		30,836,955
OTHER ASSETS LESS LIABILITIES — 0.5%		154,193
NET ASSETS — 100%		$30,991,148

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

†      Real Estate Investment Trust

(A)   Currently, no stated interest rate.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

PJSC — Public Joint-Stock Company

Ser — Series

As of March 31, 2021, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the year ended March 31, 2021, there have been no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI China ESG Leaders Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
CHINA — 97.5%
Communication Services — 8.2%
China Literature*	600	$5,939
Tencent Holdings	13,200	1,035,700
Wuhu Sanqi Interactive Entertainment Network Technology Group, Cl A	2,300	7,698
		1,049,337
Consumer Discretionary — 26.6%
Alibaba Group Holding ADR*	4,867	1,103,495
BYD, Cl A	2,101	52,679
BYD, Cl H	15,000	318,157
Geely Automobile Holdings	112,000	284,954
Hangzhou Robam Appliances, Cl A	1,000	5,566
Meituan, Cl B*	23,800	912,883
NIO ADR*	11,597	452,051
Suning.com, Cl A	10,500	11,010
TCL Technology Group, Cl A	16,100	22,919
Vipshop Holdings ADR*	8,506	253,989
Weifu High-Technology Group, Cl A	900	3,248
		3,420,951
Consumer Staples — 4.4%
Angel Yeast, Cl A	900	7,577
By-health, Cl A	1,700	7,416
Chacha Food, Cl A	600	4,482
China Feihe	22,000	62,255
China Mengniu Dairy	52,000	297,642
Dali Foods Group	39,000	22,173
Fu Jian Anjoy Foods, Cl A	200	6,357
Inner Mongolia Yili Industrial Group, Cl A	7,000	42,707
Laobaixing Pharmacy Chain JSC, Cl A	500	5,220

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI China ESG Leaders Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples (continued)
Sun Art Retail Group*	5,000	$4,090
Uni-President China Holdings	24,000	29,203
Want Want China Holdings	92,000	68,990
Yifeng Pharmacy Chain, Cl A	600	8,111
		566,223
Energy — 0.0%
Offshore Oil Engineering, Cl A	5,000	3,452
Financials — 16.1%
Bank of Shanghai, Cl A	16,400	21,971
China CITIC Bank, Cl H	169,000	85,864
China Construction Bank, Cl A	8,700	9,746
China Construction Bank, Cl H	1,405,000	1,181,910
China Everbright Bank, Cl H	59,000	25,726
China Merchants Bank, Cl H	74,500	568,732
China Minsheng Banking, Cl H	111,500	64,682
Huaxia Bank, Cl A	14,600	14,330
Industrial Bank, Cl A	24,400	89,587
Oceanwide Holdings, Cl A	4,900	2,054
		2,064,602
Health Care — 13.9%
3SBio*	24,500	21,650
Alibaba Health Information Technology*	12,000	33,957
CanSino Biologics, Cl H*	1,400	52,943
Chengdu Kanghong Pharmaceutical Group, Cl A	800	3,568
China Medical System Holdings	26,000	51,435
China National Accord Medicines, Cl A	500	3,208
China National Medicines, Cl A	800	4,127
China Resources Pharmaceutical Group	30,500	19,027
China Resources Sanjiu Medical & Pharmaceutical, Cl A	1,000	3,728
CSPC Pharmaceutical Group	173,800	210,140
Genscript Biotech*	20,000	35,192
Guangzhou Baiyunshan Pharmaceutical Holdings, Cl A	1,600	6,791
Guangzhou Kingmed Diagnostics Group, Cl A	600	11,618
Hansoh Pharmaceutical Group	22,000	105,409
Huadong Medicine, Cl A	2,100	11,804
Microport Scientific	14,000	78,784
Ovctek China, Cl A	700	9,618
Ping An Healthcare and Technology*	10,100	126,665
Shandong Weigao Group Medical Polymer, Cl H	44,000	86,818
Shanghai Pharmaceuticals Holding, Cl A	2,200	6,575
Shanghai Pharmaceuticals Holding, Cl H	15,000	29,442
Shenzhen Mindray Bio-Medical Electronics, Cl A	1,100	66,912
Sinopharm Group, Cl H	25,600	61,971
Topchoice Medical, Cl A*	300	11,454
Winning Health Technology Group, Cl A	2,500	6,253
WuXi AppTec, Cl A	2,500	53,420
WuXi AppTec, Cl H	5,400	106,202

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI China ESG Leaders Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Wuxi Biologics Cayman*	43,000	$538,437
Yunnan Baiyao Group, Cl A	1,500	27,551
		1,784,699
Industrials — 9.7%
51job ADR*	516	32,302
A-Living Smart City Services, Cl H	9,000	39,938
China Conch Venture Holdings	31,000	145,740
China Eastern Airlines, Cl A*	10,800	8,987
China Everbright Environment Group	71,000	48,037
China Lesso Group Holdings	22,000	47,314
CITIC	112,000	106,029
Contemporary Amperex Technology, Cl A	2,600	127,666
Country Garden Services Holdings	31,000	314,209
Eve Energy, Cl A	2,100	24,053
Fosun International	49,000	68,573
Gotion High-tech, Cl A*	1,500	8,237
Greentown Service Group	28,000	42,570
NARI Technology, Cl A	5,300	25,154
Shanghai M&G Stationery, Cl A	1,000	13,017
Shenzhen Inovance Technology, Cl A	1,800	23,459
Siasun Robot & Automation, Cl A*	1,700	2,936
Sinotrans, Cl A	5,000	3,277
Sinotruk Hong Kong	13,500	40,459
Xinjiang Goldwind Science & Technology, Cl A	4,000	8,639
Xinjiang Goldwind Science & Technology, Cl H	14,200	26,667
Zhejiang Expressway, Cl H	28,000	24,815
Zhejiang Weixing New Building Materials, Cl A	1,700	6,545
Zhengzhou Yutong Bus, Cl A	2,400	5,249
Zoomlion Heavy Industry Science and Technology	26,000	37,122
Zoomlion Heavy Industry Science and Technology, Cl A	8,500	16,466
		1,247,460
Information Technology — 4.7%
360 Security Technology, Cl A	5,500	11,669
AAC Technologies Holdings	13,500	67,982
Beijing Shiji Information Technology, Cl A	900	4,051
BYD Electronic International	12,500	72,996
China National Software & Service, Cl A	600	4,897
China TransInfo Technology, Cl A	1,700	4,086
GoerTek, Cl A	3,700	15,310
Kingdee International Software Group*	46,000	142,595
Lenovo Group	140,000	199,165
Sangfor Technologies, Cl A	500	18,823
TravelSky Technology, Cl H	18,000	42,092
Unisplendour, Cl A	3,251	9,830
Wangsu Science & Technology, Cl A	2,700	2,646
Wuxi Lead Intelligent Equipment, Cl A	1,000	12,039
		608,181

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI China ESG Leaders Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Materials — 1.4%
Baoshan Iron & Steel, Cl A	27,500	$33,866
BBMG, Cl A	9,600	4,316
Beijing Oriental Yuhong Waterproof Technology, Cl A	2,700	21,053
China Jushi, Cl A	4,100	11,998
China Molybdenum, Cl A	21,500	17,302
China Molybdenum, Cl H	69,000	41,802
GEM, Cl A	5,600	7,306
Lee & Man Paper Manufacturing	24,000	22,072
Transfar Zhilian, Cl A	3,800	4,199
Zhejiang Huayou Cobalt, Cl A	1,500	15,715
		179,629
Real Estate — 7.9%
China Merchants Property Operation & Service, Cl A	1,300	3,913
China Merchants Shekou Industrial Zone Holdings, Cl A	7,700	14,400
China Overseas Land & Investment	74,000	192,271
China Overseas Property Holdings	30,000	28,015
China Vanke, Cl A	11,500	52,582
China Vanke, Cl H	33,800	132,384
CIFI Holdings Group	64,000	62,070
Greenland Holdings, Cl A	9,400	8,008
Guangzhou R&F Properties	32,000	42,230
Jinke Properties Group, Cl A	6,300	6,328
KWG Group Holdings	25,000	42,768
Logan Group	27,000	45,495
Longfor Group Holdings	35,500	235,161
Poly Developments and Holdings Group, Cl A	14,100	30,580
Poly Property Services	2,000	13,892
Shenzhen Investment	60,000	20,838
Wharf Holdings	29,000	76,841
		1,007,776
Utilities — 4.6%
Beijing Enterprises Water Group	94,000	35,668
China Gas Holdings	49,600	203,199
China Resources Gas Group	18,000	99,789
ENN Energy Holdings	14,800	237,388
Sichuan Chuantou Energy, Cl A	5,100	9,747
		585,791
TOTAL CHINA		12,518,101

HONG KONG — 2.1%
Consumer Staples — 0.2%
Vinda International Holdings	7,000	23,635
Health Care — 1.9%
Hutchison China MediTech ADR*	1,377	38,901
Sino Biopharmaceutical	202,000	202,144
		241,045
TOTAL HONG KONG		264,680
The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares MSCI China ESG Leaders Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
SINGAPORE — 0.3%
Industrials — 0.3%
BOC Aviation	4,000	$38,742
TOTAL SINGAPORE		38,742
TOTAL COMMON STOCK (Cost $12,481,959)		12,821,523
TOTAL INVESTMENTS — 99.9% (Cost $12,481,959)		12,821,523
OTHER ASSETS LESS LIABILITIES — 0.1%		17,004
NET ASSETS — 100%		$12,838,527

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

JSC — Joint-Stock Company

As of March 31, 2021, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the period ended March 31, 2021, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2021

KraneShares Global Carbon ETF

	Shares	Value
EXCHANGE - TRADED FUND — 6.0%
Schwab Short-Term U.S. Treasury ETF‡	109,950	$5,641,535
TOTAL EXCHANGE - TRADED FUND (Cost $5,654,285)		5,641,535
TOTAL INVESTMENTS — 6.0% (Cost $5,654,285)		5,641,535
OTHER ASSETS LESS LIABILITIES — 94.0%		88,059,375
NET ASSETS — 100%		$93,700,910

A list of the open futures contracts held by the Fund at March 31, 2021, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
RGGI VINTAGE 2021^	1,055	Dec-2021	$8,466,532	$8,418,900	$(47,632)
CA Carbon Allowance 2021^	804	Dec-2021	14,847,469	14,882,040	34,571
CA Carbon Allowance 2022^	194	Dec-2022	3,748,411	3,755,840	7,429
Euro FX 2021^	55	Jun-2021	8,228,226	8,072,625	(155,601)
ICE ECX Emission 2021^	1,239	Dec-2021	55,534,948	61,960,921	7,376,472
ICE ECX Emission 2022^	103	Dec-2022	4,656,686	5,192,067	616,086
			$95,482,272	$102,282,393	$7,831,325

^      Security is held by the KFA Global Carbon Subsidiary, Ltd. as of March 31, 2021.

‡      For financial information on the Schwab Short-Term U.S. Treasury ETF, please go to the Securities Exchange Commission’s website at http://www.sec.gov.

CA — California

ECX — European Climate Exchange

ETF — Exchange-Traded Fund

EUR — European

ICE — Intercontinental Exchange

RGGI — Regional Greenhouse Gas Initiative

The following summarizes the market value of the Fund’s investments and other financial instruments used as of March 31, 2021, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange - Traded Fund	$5,641,535	$—	$—	$5,641,535
Total Investments in Securities	$5,641,535	$—	$—	$5,641,535

The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2021

KraneShares Global Carbon ETF (concluded)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$8,034,558	$—	$—	$8,034,558
Unrealized Depreciation	(203,233)	—	—	(203,233)
Total Other Financial Instruments	$7,831,325	$—	$—	$7,831,325

*       Futures are valued at the unrealized appreciation (depreciation) on the instrument.

For the period ended March 31, 2021, there have been no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares CICC China 5G & Semiconductor Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
CHINA — 88.3%
Information Technology — 88.3%
Avary Holding Shenzhen, Cl A	588,485	$3,201,993
AVIC Jonhon Optronic Technology, Cl A	239,069	2,463,126
BOE Technology Group, Cl A	7,229,730	6,908,859
BYD Electronic International	479,000	2,797,188
Chaozhou Three-Circle Group, Cl A	343,524	2,192,706
Foxconn Industrial Internet, Cl A	4,419,354	9,679,040
GDS Holdings ADR*	42,458	3,442,919
Gigadevice Semiconductor Beijing, Cl A	115,500	3,008,084
GoerTek, Cl A	834,222	3,451,979
Guangzhou Shiyuan Electronic Technology, Cl A	147,023	2,920,203
JCET Group, Cl A*	410,521	2,139,199
Lingyi iTech Guangdong, Cl A	1,940,277	2,418,988
Luxshare Precision Industry, Cl A	2,115,005	10,905,112
Maxscend Microelectronics, Cl A	41,441	3,846,487
Montage Technology, Cl A	284,896	2,657,385
NAURA Technology Group, Cl A	137,118	2,999,744
Sanan Optoelectronics, Cl A	1,246,509	4,422,778
Shennan Circuits, Cl A	129,925	1,743,172
Shenzhen Goodix Technology, Cl A	129,389	2,209,860
Sunny Optical Technology Group	267,800	6,103,861
Unigroup Guoxin Microelectronics, Cl A	137,200	2,237,248
Will Semiconductor Shanghai, Cl A	204,371	7,996,422
Wingtech Technology, Cl A	280,355	4,187,464
Wuhan Guide Infrared, Cl A	380,083	2,074,433
Yealink Network Technology, Cl A	222,780	2,314,655
Zhejiang Dahua Technology, Cl A	571,500	2,148,830
ZTE, Cl H	1,759,000	4,466,253
TOTAL CHINA		104,937,988

HONG KONG — 11.6%
Information Technology — 11.6%
Hua Hong Semiconductor*	317,000	1,726,804
Xiaomi, Cl B*	3,656,000	12,109,152
TOTAL HONG KONG		13,835,956
TOTAL COMMON STOCK (Cost $123,881,986)		118,773,944
TOTAL INVESTMENTS — 99.9% (Cost $123,881,986)		118,773,944
OTHER ASSETS LESS LIABILITIES — 0.1%		106,207
NET ASSETS — 100%		$118,880,151

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares CICC China 5G & Semiconductor Index ETF (concluded)

*       Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2021, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the period ended March 31, 2021, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares CICC China Consumer Leaders Index ETF

	Shares	Value
COMMON STOCK — 100.0%‡
CHINA — 100.0%
Consumer Discretionary — 39.2%
ANTA Sports Products	138,000	$2,250,757
China Tourism Group Duty Free, Cl A	52,900	2,467,785
Gree Electric Appliances of Zhuhai, Cl A	307,200	2,935,658
Haidilao International Holding	120,000	820,380
Haier Smart Home, Cl A	409,100	1,944,117
Hangzhou Robam Appliances, Cl A	52,100	289,991
Huazhu Group ADR*	32,134	1,764,157
Li Ning	239,000	1,552,457
Midea Group, Cl A	269,765	3,380,902
Oppein Home Group, Cl A	28,400	682,211
Shanghai Jinjiang International Hotels, Cl A	33,300	281,679
Yum China Holdings	41,831	2,476,813
Zhejiang Supor, Cl A	40,400	440,563
		21,287,470
Consumer Staples — 60.8%
Anhui Gujing Distillery, Cl A	11,800	377,981
Anhui Kouzi Distillery, Cl A	48,800	461,135
China Mengniu Dairy	309,000	1,768,678
Dali Foods Group	299,000	169,990
Foshan Haitian Flavouring & Food, Cl A	123,700	3,012,751
Henan Shuanghui Investment & Development, Cl A	323,735	2,022,974
Hengan International Group	78,000	512,680
Inner Mongolia Yili Industrial Group, Cl A	407,000	2,483,114
Jiangsu Yanghe Brewery Joint-Stock, Cl A	98,600	2,475,069
Kweichow Moutai, Cl A	21,100	6,460,693
Luzhou Laojiao, Cl A	80,800	2,771,081
Muyuan Foods, Cl A	157,852	2,406,562
Shanxi Xinghuacun Fen Wine Factory, Cl A	28,300	1,435,445
Want Want China Holdings	731,000	548,171
Wens Foodstuffs Group	708,731	1,827,673
Wuliangye Yibin, Cl A	103,400	4,223,180
		32,957,177
TOTAL CHINA		54,244,647
TOTAL COMMON STOCK (Cost $57,500,435)		54,244,647
TOTAL INVESTMENTS — 100.0% (Cost $57,500,435)		54,244,647
OTHER ASSETS LESS LIABILITIES — 0.0%		(25,374)
NET ASSETS — 100%		$54,219,273

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares CICC China Consumer Leaders Index ETF (concluded)

*       Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of March 31, 2021, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the period ended March 31, 2021, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares SSE STAR Market 50 Index ETF

	Shares	Value
COMMON STOCK — 99.3%‡
CHINA — 99.3%
Consumer Discretionary — 6.9%
Autel Intelligent Technology, Cl A*	78,825	$802,522
Beijing Roborock Technology, Cl A	31,765	5,649,844
		6,452,366
Health Care — 14.6%
Bloomage Biotechnology, Cl A*	84,066	1,975,702
BrightGene Bio-Medical Technology, Cl A*	65,118	400,363
Micro-Tech Nanjing, Cl A	63,738	1,797,161
Qingdao Haier Biomedical, Cl A*	151,437	1,993,940
Shanghai Haohai Biological Technology, Cl A*	26,262	445,091
Shanghai Junshi Biosciences, Cl A*	109,810	1,434,131
Shanghai MicroPort Endovascular MedTech, Cl A*	45,933	2,032,794
Shanghai Shen Lian Biomedical, Cl A	78,082	151,851
Shenzhen Chipscreen Biosciences, Cl A*	326,365	1,902,619
Shenzhen Lifotronic Technology, Cl A*	60,349	214,954
Suzhou Zelgen Biopharmaceutical*	114,626	1,052,060
Xiamen Amoytop Biotech, Cl A*	64,609	321,706
		13,722,372
Industrials — 8.8%
Farasis Energy Gan Zhou, Cl A*	238,634	937,995
Guangdong Jia Yuan Technology Shares, Cl A*	183,780	2,083,113
Ningbo Ronbay New Energy Technology, Cl A	352,862	3,072,457
Suntar Environmental Technology, Cl A	159,081	379,445
Zhejiang HangKe Technology, Cl A	191,521	1,798,100
		8,271,110
Information Technology — 64.2%
Amlogic Shanghai, Cl A	327,256	4,100,426
Anji Microelectronics Technology Shanghai, Cl A*	33,739	961,488
Appotronics, Cl A	288,321	949,176
Arcsoft, Cl A	323,180	2,456,901
Beijing Kingsoft Office Software, Cl A*	146,784	7,248,372
Cambricon Technologies*	51,044	1,096,078
China Railway Signal & Communication, Cl A*	4,117,462	3,558,192
China Resources Microelectronics, Cl A	580,734	4,939,762

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2021

KraneShares SSE STAR Market 50 Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
DBAPP Security, Cl A	35,295	$1,421,924
Espressif Systems Shanghai, Cl A*	63,759	986,043
Guangzhou Fangbang Electronics, Cl A	51,029	552,195
Hillstone Networks, Cl A	143,117	701,930
Montage Technology, Cl A	719,476	6,710,957
National Silicon Industry Group, Cl A*	789,726	2,830,939
Piesat Information Technology, Cl A	131,809	705,130
Qi An Xin Technology Group, Cl A*	119,015	1,606,771
Raytron Technology, Cl A	354,225	4,788,721
Shanghai Bright Power Semiconductor, Cl A	29,351	883,500
Shanghai Friendess Electronic Technology, Cl A*	47,854	2,137,282
Shenzhen Qingyi Photomask, Cl A	127,120	335,954
Shenzhen Transsion Holdings, Cl A	254,724	8,128,713
Suzhou HYC Technology, Cl A	61,333	315,302
Traffic Control Technology, Cl A	127,058	747,685
Trina Solar, Cl A*	460,929	1,303,151
UCloud Technology, Cl A	80,529	457,557
Willfar Information Technology, Cl A	71,470	230,928
		60,155,077
Materials — 4.8%
Jiangsu Cnano Technology, Cl A*	221,473	1,731,292
Ningbo Solartron Technology, Cl A	134,635	556,089
Western Superconducting Technologies, Cl A*	281,005	2,165,398
		4,452,779
TOTAL CHINA		93,053,704
TOTAL COMMON STOCK (Cost $103,299,435)		93,053,704
TOTAL INVESTMENTS — 99.3% (Cost $103,299,435)		93,053,704
OTHER ASSETS LESS LIABILITIES — 0.7%		668,055
NET ASSETS — 100%		$93,721,759

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

Cl — Class

As of March 31, 2021, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the period ended March 31, 2021, there have been no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

March 31, 2021

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF		KraneShares Bosera MSCI China A Share ETF
Assets:
Investments at Value	$12,563,015	$3,842,215,253	*	$801,662,042
Cash and Cash Equivalents	7,431	66,221,740		5,032,671
Foreign Currency at Value	5	—		1,374,605
Receivable for Capital Shares Sold	—	15,149,996		4,400,095
Dividend and Interest Receivable	—	362,298		—
Unrealized Appreciation on Spot Contracts	—	—		3,739
Total Assets	12,570,451	3,923,949,287		812,473,152
Liabilities:
Payable for Investment Securities Purchased	—	46,055,725		—
Obligation to Return Securities Lending Collateral	—	199,656,233		—
Payable for Capital Shares Redeemed	—	13,671,132		—
Payable for Management Fees	7,420	2,265,121		409,963
Payable for Trustees’ Fee	10	2,698		665
Authorized Participant Subscription Received in Advanced	—	—		9,698,793
Payable for Securities Lending Fees	—	36,230		—
Unrealized Depreciation on Spot Contracts	—	2,115		—
Total Liabilities	7,430	261,689,254		10,109,421
Net Assets	$12,563,021	$3,662,260,033		$802,363,731
Net Assets Consist of:
Paid-in Capital	$11,373,028	$3,322,558,637		$633,517,247
Total Distributable Earnings	1,189,993	339,701,396		168,846,484
Net Assets	$12,563,021	$3,662,260,033		$802,363,731
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	400,000	48,450,000		18,250,000
Net Asset Value, Offering and Redemption Price Per Share	$31.41	$75.59		$43.97
Cost of Investments	$11,832,245	$3,620,642,247		$621,087,177
Cost of Foreign Currency	5	—		1,382,289
*Includes Market Value of Securities on Loan	—	192,461,874		—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2021

	KraneShares E Fund China Commercial Paper ETF	KraneShares MSCI All China Index ETF	KraneShares MSCI One Belt One Road Index ETF
Assets:
Investments at Value	$—	$22,357,848	$10,039,366
Foreign Currency at Value	12,161,487	1,545	97
Cash and Cash Equivalents	—	51,935	60,748
Dividend and Interest Receivable	—	—	6,076
Reclaim Receivable	—	81	—
Total Assets	12,161,487	22,411,409	10,106,287
Liabilities:
Payable to Custodian	21,447	—	—
Payable for Management Fees	5,817	9,431	5,953
Payable for Trustees’ Fee	8	37	11
Payable for Foreign Capital Gains Tax	—	—	1,264
Total Liabilities	27,272	9,468	7,228
Net Assets	$12,134,215	$22,401,941	$10,099,059
Net Assets Consist of:
Paid-in Capital	$11,606,151	$22,114,405	$12,644,783
Total Distributable Earnings/(Loss)	528,064	287,536	(2,545,724)
Net Assets	$12,134,215	$22,401,941	$10,099,059
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	350,000	650,000	350,002
Net Asset Value, Offering and Redemption Price Per Share	$34.67	$34.46	$28.85
Cost of Investments	$—	$22,187,618	$8,355,023
Cost of Foreign Currency	12,259,311	1,545	97

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2021

	KraneShares Emerging Markets Consumer Technology Index ETF		KraneShares MSCI China Clean Technology Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF
Assets:
Investments at Value	$111,267,863	*	$140,819,400	$209,055,985	*
Cash and Cash Equivalents	101,244		466,395	474,053
Foreign Currency at Value	1,826		23	287,808
Dividend and Interest Receivable	47,927		—	66,980
Reclaim Receivable	6,044		—	56,513
Total Assets	111,424,904		141,285,818	209,941,339
Liabilities:
Payable for Investment Securities Purchased	—		—	266,060
Obligation to Return Securities Lending Collateral	770,626		—	10,993,789
Payable for Management Fees	49,949		112,201	109,936
Payable for Trustees’ Fee	32		286	327
Payable for Securities Lending Fees	21		—	1,443
Total Liabilities	820,628		112,487	11,371,555
Net Assets	$110,604,276		$141,173,331	$198,569,784
Net Assets Consist of:
Paid-in Capital	$108,577,896		$162,497,792	$183,674,780
Total Distributable Earnings/(Loss)	2,026,380		(21,324,461)	14,895,004
Net Assets	$110,604,276		$141,173,331	$198,569,784
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	3,450,002		3,500,002	4,700,002
Net Asset Value, Offering and Redemption Price Per Share	$32.06		$40.34	$42.25
Cost of Investments	$107,032,703		$148,357,695	$195,563,519
Cost of Foreign Currency	1,770		23	214,589
*Includes Market Value of Securities on Loan	732,703		—	10,578,384

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued)

March 31, 2021

	KraneShares MSCI All China Health Care Index ETF		KraneShares CCBS China Corporate High Yield Bond USD Index ETF	KraneShares Emerging Markets Healthcare Index ETF
Assets:
Investments at Value	$214,600,083	*	$6,944,335	$4,949,264
Cash and Cash Equivalents	240,006		2,742,669	59,831
Foreign Currency at Value	64		—	1
Receivable due from Administrator	44,500		—	—
Dividend and Interest Receivable	292		104,613	9,917
Total Assets	214,884,945		9,791,617	5,019,013
Liabilities:
Obligation to Return Securities Lending Collateral	292,977		—	—
Payable for Management Fees	127,579		5,628	3,682
Payable for Trustees’ Fee	309		8	6
Payable for Securities Lending Fees	29		—	22
Payable for Foreign Capital Gains Tax	—		—	6,541
Total Liabilities	420,894		5,636	10,251
Net Assets	$214,464,051		$9,785,981	$5,008,762
Net Assets Consist of:
Paid-in Capital	$193,930,221		$9,972,482	$5,231,478
Total Distributable Earnings/(Loss)	20,533,830		(186,501)	(222,716)
Net Assets	$214,464,051		$9,785,981	$5,008,762
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	5,600,002		250,001	150,002
Net Asset Value, Offering and Redemption Price Per Share	$38.30		$39.14	$33.39
Cost of Investments	$197,978,488		$6,971,757	$4,861,824
Cost of Foreign Currency	64		—	1
*Includes Market Value of Securities on Loan	292,977		—	—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities (continued)

March 31, 2021

	KraneShares MSCI Emerging Markets ex China Index ETF	KraneShares MSCI China ESG Leaders Index ETF	KraneShares Global Carbon ETF(1)
Assets:
Investments at Value	$30,836,955	$12,821,523	$5,641,535
Cash and Cash Equivalents	120,015	21,840	63,582,382
Foreign Currency at Value	2,537	327	13,024,261
Cash Collateral on Futures Contracts	—	—	10,002,766
Dividend and Interest Receivable	56,693	746	—
Reclaim Receivable	139	—	—
Receivable for Capital Shares Sold	—	—	1,407,969
Variation Margin Receivable on Future Contracts	—	—	776,840
Total Assets	31,016,339	12,844,436	94,435,753
Liabilities:
Payable for Foreign Capital Gains Tax	19,073	—	—
Payable for Management Fees	6,051	5,866	37,173
Payable for Trustees’ Fee	61	43	190
Unrealized Depreciation on Spot Contracts	6	—	—
Authorized Participant Subscription Received in Advanced	—	—	697,480
Total Liabilities	25,191	5,909	734,843
Net Assets	$30,991,148	$12,838,527	$93,700,910
Net Assets Consist of:
Paid-in Capital	$30,389,614	$12,469,264	$85,857,210
Total Distributable Earnings	601,534	369,263	7,843,700
Net Assets	$30,991,148	$12,838,527	$93,700,910
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	1,000,002	400,000	3,300,000
Net Asset Value, Offering and Redemption Price Per Share	$30.99	$32.10	$28.39
Cost of Investments	$30,557,716	$12,481,959	$5,654,285
Cost of Foreign Currency	2,518	327	13,092,096

(1)    KraneShares Global Carbon ETF includes the account of the Fund’s Subsidiary, KFA Global Carbon, Subsidiary, Ltd.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (concluded)

March 31, 2021

	KraneShares CICC China 5G & Semiconductor Index ETF	KraneShares CICC China Consumer Leaders Index ETF	KraneShares SSE STAR Market 50 Index ETF
Assets:
Investments at Value	$118,773,944	$54,244,647	$93,053,704
Cash and Cash Equivalents	7,271,663	—	371,462
Foreign Currency at Value	1	—	365,051
Receivable for Investment Securities Sold	5,104,477	3,390,913	—
Unrealized Appreciation on Spot Contracts	—	353	—
Total Assets	131,150,085	57,635,913	93,790,217
Liabilities:
Payable for Investment Securities Purchased	12,188,110	505,267	—
Payable for Capital Shares Redeemed	—	2,602,706	—
Payable for Management Fees	80,688	31,703	68,264
Unrealized Depreciation on Spot Contracts	848	—	—
Payable for Trustees’ Fee	288	117	194
Payable to Custodian	—	276,847	—
Total Liabilities	12,269,934	3,416,640	68,458
Net Assets	$118,880,151	$54,219,273	$93,721,759
Net Assets Consist of:
Paid-in Capital	$132,744,349	$60,114,055	$105,090,557
Total Distributable Loss	(13,864,198)	(5,894,782)	(11,368,798)
Net Assets	$118,880,151	$54,219,273	$93,721,759
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	5,150,002	2,100,002	4,450,000
Net Asset Value, Offering and Redemption Price Per Share	$23.08	$25.82	$21.06
Cost of Investments	$123,881,986	$57,500,435	$103,299,435
Cost of Foreign Currency	1	—	367,877

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the Year Ended March 31, 2021

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF	KraneShares Bosera MSCI China A Share ETF
Investment Income:
Dividend Income	$474,482	$5,864,511	$10,291,478
Interest Income	206	3,604	6,672
Security Lending Income	—	3,716,046	—
Less: Foreign Taxes Withheld	(47,448)	—	(1,030,366)
Total Investment Income	427,240	9,584,161	9,267,784
Expenses:
Management Fees†	85,899	21,040,968	5,436,182
Trustees’ Fees	1,116	223,648	51,591
Security Lending Fees†	—	376,498	—
Insurance Expense	626	85,485	20,101
Total Expenses	87,641	21,726,599	5,507,874
Management Fee Waiver†	—	—	(1,393,898)
Net Expenses	87,641	21,726,599	4,113,976
Net Investment Income (Loss)	339,599	(12,142,438)	5,153,808
Net Realized Gain (Loss) on:
Investments	1,039,043	759,722,139	30,577,538
Foreign Currency Translations	296	(48,941)	117,456
Net Realized Gain on Investments and Foreign Currency Translations	1,039,339	759,673,198	30,694,994
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,788,574	393,639,917	205,315,078
Foreign Currency Translations	—	(826)	(5,570)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translations	1,788,574	393,639,091	205,309,508
Net Realized and Unrealized Gain on Investments and Foreign Currency Translations	2,827,913	1,153,312,289	236,004,502
Net Increase in Net Assets Resulting from Operations	$3,167,512	$1,141,169,851	$241,158,310

†       See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the Year Ended March 31, 2021

	KraneShares E Fund China Commercial Paper ETF	KraneShares MSCI All China Index ETF	KraneShares MSCI One Belt One Road Index ETF
Investment Income:
Dividend Income	$—	$112,243	$265,578
Interest Income	310,617	10	34
Less: Foreign Taxes Withheld	(1,567)	(9,373)	(29,072)
Total Investment Income	309,050	102,880	236,540
Expenses:
Management Fees†	88,514	60,182	64,348
Trustees’ Fees	1,074	553	678
Insurance Expense	522	263	293
Total Expenses	90,110	60,998	65,319
Management Fee Waiver†	(15,620)	(17,700)	—
Reimbursement for Trustees’ Fees†	—	(70)	—
Net Expenses	74,490	43,228	65,319
Net Investment Income	234,560	59,652	171,221
Net Realized Gain (Loss) on:
Investments	14,506	606,737	(153,290)
Foreign Currency Translations	1,020,904	7,475	(2,148)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	1,035,410	614,212	(155,438)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	115,617	98,616	3,962,183
Affiliated Investments	77	—	—
Accrued Foreign Capital Gains Tax on Appreciated Securities	—	—	(1,264)
Foreign Currency Translations	(98,672)	66	456
Net Change in Unrealized Appreciation on Investments, Affiliated Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	17,022	98,682	3,961,375
Net Realized and Unrealized Gain on Investments, Affiliated Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	1,052,432	712,894	3,805,937
Net Increase in Net Assets Resulting from Operations	$1,286,992	$772,546	$3,977,158

†       See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the Year Ended March 31, 2021

	KraneShares Emerging Markets Consumer Technology Index ETF	KraneShares MSCI China Clean Technology Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF
Investment Income:
Dividend Income	$988,394	$67,036	$507,502
Interest Income	143	64	68
Security Lending Income	11,093	—	122,971
Less: Foreign Taxes Withheld	(119,146)	(1,205)	(44,837)
Total Investment Income	880,484	65,895	585,704
Expenses:
Management Fees†	717,814	380,689	434,111
Trustees’ Fees	6,705	2,015	3,290
Security Lending Fees†	1,107	—	12,383
Insurance Expense	723	64	660
Total Expenses	726,349	382,768	450,444
Management Fee Waiver†	(179,584)	—	—
Net Expenses	546,765	382,768	450,444
Net Investment Income (Loss)	333,719	(316,873)	135,260
Net Realized Gain (Loss) on:
Investments	21,229,409	(11,401,068)	5,225,082
Foreign Currency Translations	(135,411)	(75,257)	(45,676)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	21,093,998	(11,476,325)	5,179,406
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	8,849,312	(7,419,202)	17,029,121
Foreign Currency Translations	(67)	(12)	2,762
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	8,849,245	(7,419,214)	17,031,883
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Translations	29,943,243	(18,895,539)	22,211,289
Net Increase (Decrease) in Net Assets Resulting from Operations	$30,276,962	$(19,212,412)	$22,346,549

†       See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (continued)

For the Year Ended March 31, 2021

	KraneShares MSCI All China Health Care Index ETF	KraneShares CCBS China Corporate High Yield Bond USD Index ETF	KraneShares Emerging Markets Healthcare Index ETF
Investment Income:
Dividend Income	$540,202	$—	$22,553
Interest Income	77	611,335	4
Security Lending Income	19,942	—	4,068
Less: Foreign Taxes Withheld	(42,978)	—	(1,625)
Total Investment Income	517,243	611,335	25,000
Expenses:
Management Fees†	1,016,580	69,069	26,083
Trustees’ Fees	7,941	852	203
Security Lending Fees†	2,021	—	402
Insurance Expense	1,137	426	38
Total Expenses	1,027,679	70,347	26,726
Management Fee Waiver†	(182,461)	—	—
Net Expenses	845,218	70,347	26,726
Net Investment Income (Loss)	(327,975)	540,988	(1,726)
Net Realized Gain (Loss) on:
Investments	14,325,160	(205,922)	277,878
Foreign Currency Translations	(113,694)	—	(3,928)
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	14,211,466	(205,922)	273,950
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	14,169,467	905,654	90,478
Accrued Foreign Capital Gains Tax on Appreciated Securities	—	—	(6,541)
Foreign Currency Translations	—	—	(22)
Net Change in Unrealized Appreciation on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	14,169,467	905,654	83,915
Net Realized and Unrealized Gain on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	28,380,933	699,732	357,865
Net Increase in Net Assets Resulting from Operations	$28,052,958	$1,240,720	$356,139

†       See Note 3 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations/Consolidated Statement of Operations (continued)

For the Year or Period Ended March 31, 2021

	KraneShares MSCI Emerging Markets ex China Index ETF	KraneShares MSCI China ESG Leaders Index ETF(1)	KraneShares Global Carbon ETF(2)(3)
Investment Income:
Dividend Income	$168,684	$9,357	$7,466
Interest Income	8	—	6
Less: Foreign Taxes Withheld	(21,812)	(122)	—
Total Investment Income	146,880	9,235	7,472
Expenses:
Management Fees†	38,639	22,584	97,539
Trustees’ Fees	250	180	582
Insurance Expense	72	—	—
Total Expenses	38,961	22,764	98,121
Management Fee Waiver†	(18,746)	—	—
Net Expenses	20,215	22,764	98,121
Net Investment Income (Loss)	126,665	(13,529)	(90,649)
Net Realized Gain (Loss) on:
Investments	328,121	72,993	—
Futures Contracts	—	—	1,082,983
Foreign Currency Translations	(26,909)	458	(899,401)
Net Realized Gain on Investments, Futures Contracts and Foreign Currency Translations	301,212	73,451	183,582
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	901,852	339,564	(12,750)
Accrued Foreign Capital Gains Tax on Appreciated Securities	(19,073)	—	—
Futures Contracts	—	—	7,831,325
Foreign Currency Translations	26	—	(67,808)
Net Change in Unrealized Appreciation on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities, Futures Contracts and Foreign Currency Translations	882,805	339,564	7,750,767
Net Realized and Unrealized Gain on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities, Futures Contracts and Foreign Currency Translations	1,184,017	413,015	7,934,349
Net Increase in Net Assets Resulting from Operations	$1,310,682	$399,486	$7,843,700

†       See Note 3 in Notes to Financial Statements.

(1)    Commenced operations on July 28, 2020.

(2)    Commenced operations on July 29, 2020.

(3)    KraneShares Global Carbon ETF includes the account of the Fund’s Subsidiary, KFA Global Carbon, Subsidiary, Ltd.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (concluded)

For the Period Ended March 31, 2021

	KraneShares CICC China 5G & Semiconductor Index ETF(1)	KraneShares CICC China Consumer Leaders Index ETF(2)	KraneShares SSE STAR Market 50 Index ETF(3)
Investment Income:
Dividend Income	$—	$5,244	$—
Interest Income	11	14	—
Total Investment Income	11	5,258	—
Expenses:
Management Fees†	352,397	68,262	84,101
Trustees’ Fees	1,746	117	198
Total Expenses	354,143	68,379	84,299
Management Fee Waiver†	(63,250)	—	—
Net Expenses	290,893	68,379	84,299
Net Investment Loss	(290,882)	(63,121)	(84,299)
Net Realized Gain (Loss) on:
Investments	(8,293,903)	(2,501,973)	(1,120,241)
Foreign Currency Translations	(238,672)	(75,563)	(49,232)
Net Realized (Loss) on Investments and Foreign Currency Translations	(8,532,575)	(2,577,536)	(1,169,473)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(5,108,042)	(3,255,788)	(10,245,731)
Foreign Currency Translations	(625)	260	(2,826)
Net Change in Unrealized Depreciation on Investments and Foreign Currency Translations	(5,108,667)	(3,255,528)	(10,248,557)
Net Realized and Unrealized Loss on Investments and Foreign Currency Translations	(13,641,242)	(5,833,064)	(11,418,030)
Net Decrease in Net Assets Resulting from Operations	$(13,932,124)	$(5,896,185)	$(11,502,329)

†       See Note 3 in Notes to Financial Statements.

(1)    Commenced operations on November 23, 2020.

(2)    Commenced operations on December 8, 2020.

(3)    Commenced operations on January 26, 2021.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	KraneShares CICC China Leaders 100 Index ETF
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations:
Net Investment Income	$339,599	$25,038
Net Realized Gain on Investments and Foreign Currency Translations	1,039,339	55,274
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	1,788,574	(1,543,284)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,167,512	(1,462,972)
Distributions:	(333,476)	(39,838)
Capital Share Transactions:(1)
Issued	1,577,028	20,344,770
Redeemed	(8,120,748)	(5,369,307)
Increase (Decrease) in Net Assets from Capital Share Transactions	(6,543,720)	14,975,463
Total Increase (Decrease) in Net Assets	(3,709,684)	13,472,653
Net Assets:
Beginning of Year	16,272,705	2,800,052
End of Year	$12,563,021	$16,272,705
Share Transactions:
Issued	50,000	750,000
Redeemed	(300,000)	(200,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(250,000)	550,000

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares CSI China Internet ETF
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations:
Net Investment Loss	$(12,142,438)	$(865,457)
Net Realized Gain on Investments and Foreign Currency Translations	759,673,198	35,638,760
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	393,639,091	(225,886,506)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,141,169,851	(191,113,203)
Distributions:	(10,272,264)	(1,580,181)
Capital Share Transactions:(1)
Issued	2,135,821,640	1,377,877,818
Redeemed	(1,918,097,016)	(946,051,196)
Increase in Net Assets from Capital Share Transactions	217,724,624	431,826,622
Total Increase in Net Assets	1,348,622,211	239,133,238
Net Assets:
Beginning of Year	2,313,637,822	2,074,504,584
End of Year	$3,662,260,033	$2,313,637,822
Share Transactions:
Issued	28,550,000	28,300,000
Redeemed	(31,300,000)	(21,200,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(2,750,000)	7,100,000

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Bosera MSCI China A Share ETF
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations:
Net Investment Income	$5,153,808	$9,311,869
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	30,694,994	(6,057,172)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	205,309,508	(39,732,518)
Net Increase (Decrease) in Net Assets Resulting from Operations	241,158,310	(36,477,821)
Distributions:	(5,683,472)	(9,500,578)
Capital Share Transactions:(1)
Issued	161,140,212	237,310,081
Redeemed	(101,758,942)	(287,859,292)
Increase (Decrease) in Net Assets from Capital Share Transactions	59,381,270	(50,549,211)
Total Increase (Decrease) in Net Assets	294,856,108	(96,527,610)
Net Assets:
Beginning of Year	507,507,623	604,035,233
End of Year	$802,363,731	$507,507,623
Share Transactions:
Issued	3,850,000	7,550,000
Redeemed	(2,800,000)	(9,300,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	1,050,000	(1,750,000)

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares E Fund China Commercial Paper ETF
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations:
Net Investment Income	$234,560	$432,951
Net Realized Gain (Loss) on Investments, Affiliated Investments and Foreign Currency Translations	1,035,410	(701,280)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments and Foreign Currency Translations	17,022	(288,779)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,286,992	(557,108)
Distributions:	(312,960)	—
Return of Capital:	—	(521,147)
Capital Share Transactions:(1)
Issued	1,637,962	1,658,813
Redeemed	(3,401,610)	(6,478,959)
Decrease in Net Assets from Capital Share Transactions	(1,763,648)	(4,820,146)
Total Decrease in Net Assets	(789,616)	(5,898,401)
Net Assets:
Beginning of Year	12,923,831	18,822,232
End of Year	$12,134,215	$12,923,831
Share Transactions:
Issued	50,000	50,000
Redeemed	(100,000)	(200,000)
Net Decrease in Shares Outstanding from Share Transactions	(50,000)	(150,000)

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI All China Index ETF
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations:
Net Investment Income	$59,652	$108,597
Net Realized Gain on Investments and Foreign Currency Translations	614,212	577
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	98,682	(621,245)
Net Increase (Decrease) in Net Assets Resulting from Operations	772,546	(512,071)
Distributions:	(69,738)	(115,192)
Capital Share Transactions:(1)
Issued	18,880,596	1,316,745
Redeemed	(4,240,586)	—
Increase in Net Assets from Capital Share Transactions	14,640,010	1,316,745
Total Increase in Net Assets	15,342,818	689,482
Net Assets:
Beginning of Year	7,059,123	6,369,641
End of Year	$22,401,941	$7,059,123
Share Transactions:
Issued	500,000	50,000
Redeemed	(150,000)	—
Net Increase in Shares Outstanding from Share Transactions	350,000	50,000

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI One Belt One Road Index ETF
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations:
Net Investment Income	$171,221	$511,254
Net Realized Loss on Investments and Foreign Currency Translations	(155,438)	(1,409,296)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	3,961,375	(1,259,147)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,977,158	(2,157,189)
Distributions:	(164,798)	(523,629)
Capital Share Transactions:(1)
Issued	1,450,298	—
Redeemed	(2,268,750)	(11,535,830)
Decrease in Net Assets from Capital Share Transactions	(818,452)	(11,535,830)
Total Increase (Decrease) in Net Assets	2,993,908	(14,216,648)
Net Assets:
Beginning of Year	7,105,151	21,321,799
End of Year	$10,099,059	$7,105,151
Share Transactions:
Issued	50,000	—
Redeemed	(100,000)	(500,000)
Net Decrease in Shares Outstanding from Share Transactions	(50,000)	(500,000)

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Emerging Markets Consumer Technology Index ETF
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations:
Net Investment Income	$333,719	$107,579
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	21,093,998	(458,535)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	8,849,245	(2,902,678)
Net Increase (Decrease) in Net Assets Resulting from Operations	30,276,962	(3,253,634)
Distributions:	(1,338,886)	(337,518)
Capital Share Transactions:(1)
Issued	173,316,041	11,065,406
Redeemed	(114,134,410)	(13,669,916)
Increase (Decrease) in Net Assets from Capital Share Transactions	59,181,631	(2,604,510)
Total Increase (Decrease) in Net Assets	88,119,707	(6,195,662)
Net Assets:
Beginning of Year	22,484,569	28,680,231
End of Year	$110,604,276	$22,484,569
Share Transactions:
Issued	6,050,000	500,000
Redeemed	(3,750,000)	(600,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	2,300,000	(100,000)

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI China Clean Technology Index ETF
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations:
Net Investment Income (Loss)	$(316,873)	$116,324
Net Realized Loss on Investments and Foreign Currency Translations	(11,476,325)	(233,523)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(7,419,214)	(401,841)
Net Decrease in Net Assets Resulting from Operations	(19,212,412)	(519,040)
Distributions:	(3,785)	(108,818)
Capital Share Transactions:(1)
Issued	193,801,449	—
Redeemed	(35,072,442)	(1,768,056)
Increase (Decrease) in Net Assets from Capital Share Transactions	158,729,007	(1,768,056)
Total Increase (Decrease) in Net Assets	139,512,810	(2,395,914)
Net Assets:
Beginning of Year	1,660,521	4,056,435
End of Year	$141,173,331	$1,660,521
Share Transactions:
Issued	4,250,000	—
Redeemed	(850,000)	(100,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	3,400,000	(100,000)

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Electric Vehicles and Future Mobility Index ETF
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations:
Net Investment Income	$135,260	$422,584
Net Realized Gain on Investments and Foreign Currency Translations	5,179,406	729,774
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	17,031,883	(1,325,142)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,346,549	(172,784)
Distributions:	(132,013)	(391,574)
Capital Share Transactions:(1)
Issued	161,319,449	1,039,945
Redeemed	(2,079,774)	(16,385,856)
Increase (Decrease) in Net Assets from Capital Share Transactions	159,239,675	(15,345,911)
Total Increase (Decrease) in Net Assets	181,454,211	(15,910,269)
Net Assets:
Beginning of Year	17,115,573	33,025,842
End of Year	$198,569,784	$17,115,573
Share Transactions:
Issued	3,900,000	50,000
Redeemed	(100,000)	(750,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	3,800,000	(700,000)

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI All China Health Care Index ETF
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations:
Net Investment Income (Loss)	$(327,975)	$78,117
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	14,211,466	(3,814,600)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	14,169,467	2,531,292
Net Increase (Decrease) in Net Assets Resulting from Operations	28,052,958	(1,205,191)
Distributions:	(469)	(54,459)
Capital Share Transactions:(1)
Issued	180,686,733	14,879,626
Redeemed	(26,384,777)	(20,514,237)
Increase (Decrease) in Net Assets from Capital Share Transactions	154,301,956	(5,634,611)
Total Increase (Decrease) in Net Assets	182,354,445	(6,894,261)
Net Assets:
Beginning of Year	32,109,606	39,003,867
End of Year	$214,464,051	$32,109,606
Share Transactions:
Issued	4,950,000	600,000
Redeemed	(700,000)	(1,000,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	4,250,000	(400,000)

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares CCBS China Corporate High Yield Bond USD Index ETF
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations:
Net Investment Income	$540,988	$623,025
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	(205,922)	127,239
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	905,654	(1,171,693)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,240,720	(421,429)
Distributions:	(688,389)	(601,337)
Capital Share Transactions:(1)
Issued	1,959,913	—
Redeemed	(3,923,289)	—
Decrease in Net Assets from Capital Share Transactions	(1,963,376)	—
Total Decrease in Net Assets	(1,411,045)	(1,022,766)
Net Assets:
Beginning of Year	11,197,026	12,219,792
End of Year	$9,785,981	$11,197,026
Share Transactions:
Issued	50,000	—
Redeemed	(100,000)	—
Net Decrease in Shares Outstanding from Share Transactions	(50,000)	—

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares Emerging Markets Healthcare Index ETF
	Year Ended March 31, 2021	Year Ended March 31, 2020
Operations:
Net Investment Income (Loss)	$(1,726)	$615
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	273,950	(214,719)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	83,915	(108,988)
Net Increase (Decrease) in Net Assets Resulting from Operations	356,139	(323,092)
Distributions	(820)	(18,337)
Return of Capital	—	(611)
Capital Share Transactions:(1)
Issued	5,219,345	—
Redeemed	(1,608,536)	(3,091,737)
Increase (Decrease) in Net Assets from Capital Share Transactions	3,610,809	(3,091,737)
Total Increase (Decrease) in Net Assets	3,966,128	(3,433,777)
Net Assets:
Beginning of Year	1,042,634	4,476,411
End of Year	$5,008,762	$1,042,634
Share Transactions:
Issued	150,000	—
Redeemed	(50,000)	(150,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	100,000	(150,000)

(1)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KraneShares MSCI Emerging Markets ex China Index ETF
	Year Ended March 31, 2021	Period Ended March 31, 2020(1)
Operations:
Net Investment Income	$126,665	$60,170
Net Realized Gain (Loss) on Investments and Foreign Currency Translations	301,212	(22,714)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Accrued Foreign Capital Gains Tax on Appreciated Securities and Foreign Currency Translations	882,805	(623,173)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,310,682	(585,717)
Distributions:	(49,799)	(73,632)
Capital Share Transactions:(2)
Issued	27,889,564	2,500,050
Increase in Net Assets from Capital Share Transactions	27,889,564	2,500,050
Total Increase in Net Assets	29,150,447	1,840,701
Net Assets:
Beginning of Year/Period	1,840,701	—
End of Year/Period	$30,991,148	$1,840,701
Share Transactions:
Issued	900,000	100,002
Net Increase in Shares Outstanding from Share Transactions	900,000	100,002

(1)    Commenced operations on April 12, 2019.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets/Consolidated Statement of Changes in Net Assets (continued)

	KraneShares MSCI China ESG Leaders Index ETF	KraneShares Global Carbon ETF
	Period Ended March 31, 2021(1)	Period Ended March 31, 2021(2)(3)
Operations:
Net Investment Loss	$(13,529)	$(90,649)
Net Realized Gain on Investments, Futures Contracts and Foreign Currency Translations	73,451	183,582
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Translations	339,564	7,750,767
Net Increase in Net Assets Resulting from Operations	399,486	7,843,700
Distributions:	(30,223)	—
Capital Share Transactions:(4)
Issued	12,469,264	85,857,210
Increase in Net Assets from Capital Share Transactions	12,469,264	85,857,210
Total Increase in Net Assets	12,838,527	93,700,910
Net Assets:
Beginning of Year	—	—
End of Year	$12,838,527	$93,700,910
Share Transactions:
Issued	400,000	3,300,000
Net Increase in Shares Outstanding from Share Transactions	400,000	3,300,000

(1)    Commenced operations on July 28, 2020.

(2)    Commenced operations on July 29, 2020.

(3)    KraneShares Global Carbon ETF includes the account of the Fund’s Subsidiary, KFA Global Carbon, Subsidiary, Ltd.

(4)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (concluded)

	KraneShares CICC China 5G & Semiconductor Index ETF	KraneShares CICC China Consumer Leaders Index ETF	KraneShares SSE STAR Market 50 Index ETF
	Period Ended March 31, 2021(1)	Period Ended March 31, 2021(2)	Period Ended March 31, 2021(3)
Operations:
Net Investment Loss	$(290,882)	$(63,121)	$(84,299)
Net Realized Loss on Investments and Foreign Currency Translations	(8,532,575)	(2,577,536)	(1,169,473)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(5,108,667)	(3,255,528)	(10,248,557)
Net Decrease in Net Assets Resulting from Operations	(13,932,124)	(5,896,185)	(11,502,329)
Capital Share Transactions:(4)
Issued	165,052,118	68,243,083	105,224,088
Redeemed	(32,239,843)	(8,127,625)	—
Increase in Net Assets from Capital Share Transactions	132,812,275	60,115,458	105,224,088
Total Increase in Net Assets	118,880,151	54,219,273	93,721,759
Net Assets:
Beginning of Year	—	—	—
End of Year	$118,880,151	$54,219,273	$93,721,759
Share Transactions:
Issued	6,550,002	2,400,002	4,450,000
Redeemed	(1,400,000)	(300,000)	—
Net Increase in Shares Outstanding from Share Transactions	5,150,002	2,100,002	4,450,000

(1)    Commenced operations on November 23, 2020.

(2)    Commenced operations on December 8, 2020.

(3)    Commenced operations on January 26, 2021.

(4)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares CICC China Leaders 100 Index ETF(1)
2021	25.03	0.80	6.41	7.21	(0.83)	—	—
2020	28.00	0.06	(2.98)	(2.92)	(0.05)	—	—
2019	33.88	0.66	(2.09)	(1.43)	(0.68)	(3.77)	—
2018(2)	34.06	0.24	7.22	7.46	(0.30)	(7.34)	—
2017	28.02	0.21	6.54	6.75	(0.33)	—	(0.38)
KraneShares CSI China Internet ETF
2021	45.19	(0.28)	30.90	30.62	(0.22)	—	—
2020	47.04	(0.02)	(1.79)	(1.81)	(0.04)	—	—
2019	61.11	0.10	(12.90)	(12.80)	(0.01)	(1.26)	—
2018(2)	42.21	(0.19)	19.43	19.24	(0.34)	—	—
2017	35.76	(0.27)	7.13	6.86	(0.30)	—	(0.11)
KraneShares Bosera MSCI China A Share ETF
2021	29.51	0.30	14.46	14.76	(0.30)	—	—
2020	31.88	0.47	(2.34)	(1.87)	(0.50)	—	—
2019	34.47	0.60	(2.27)	(1.67)	(0.52)	(0.40)	—
2018(2)	28.38	0.21	6.22	6.43	(0.18)	(0.16)	—
2017	30.37	(0.01)	(0.67)	(0.68)	—	(0.85)	(0.46)
KraneShares E Fund China Commercial Paper ETF
2021	32.31	0.60	2.57	3.17	(0.81)	—	—
2020	34.22	0.81	(1.75)	(0.94)	—	—	(0.97)
2019	37.23	1.31	(2.29)	(0.98)	(1.95)	—	(0.08)
2018(2)	32.82	1.07	3.34	4.41	—	—	—
2017	34.18	0.61	(1.96)	(1.35)	—	—	(0.01)
KraneShares MSCI All China Index ETF
2021	23.53	0.22	11.06	11.28	(0.35)	—	—
2020	25.48	0.36	(1.93)	(1.57)	(0.38)	—	—
2019	26.96	0.18	(1.23)	(1.05)	(0.43)	—	—
2018(2)	22.56	0.45	4.28	4.73	(0.33)	—	—
2017	21.66	0.37	1.88	2.25	(0.70)	(0.47)	(0.18)
*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
^	The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statements of Operations and do not reflect the Fund’s proportionate share of the income and expenses of the money market funds.
^^	The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statements of Operations and do not reflect the Fund’s proportionate share of the income and expenses from investments in other investment companies.
(1)	Effective November 1, 2018, the KraneShares Zacks New China ETF was renamed the KraneShares CICC China Leaders 100 Index ETF.
(2)	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(3)	As of July 28, 2017, pursuant to the terms of a Fee Waiver Agreement, the Adviser has contractually agreed to reduce its management fee and/or reimburse the Fund in an amount equal to the fees paid by the Fund to counsel to the Independent Trustees of the Trust until July 31, 2018.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(0.83)	31.41	28.90	12,563	0.69	0.69	2.68	143
(0.05)	25.03	(10.45)	16,273	0.69	0.69	0.23	126
(4.45)	28.00	(0.62)	2,800	0.70	0.70	2.21	181
(7.64)	33.88	22.57	5,082	0.71(3)	0.71(3)	0.64	105
(0.71)	34.06	24.54	3,406	0.84	0.84	0.55	86

(0.22)	75.59	67.77	3,662,260	0.70(4)	0.70(4)	(0.39)	89
(0.04)	45.19	(3.85)	2,313,638	0.73(5)	0.73(5)	(0.05)	33
(1.27)	47.04	(20.44)	2,074,505	0.75(6)	0.76(6)	0.20	70
(0.34)	61.11	45.62	1,628,622	0.70(3)	0.70(3)	(0.33)	29
(0.41)	42.21	19.44	291,257	0.81	0.81	(0.72)	35

(0.30)	43.97	50.00	802,364	0.59	0.79	0.74	35
(0.50)	29.51	(5.98)	507,508	0.59	0.80	1.52	91
(0.92)	31.88	(4.01)	604,035	0.60	0.80	2.05	106
(0.34)	34.47	22.68	353,324	0.60	0.80	0.61	52
(1.31)	28.38	(2.04)	52,494	0.72(7)	0.84(7)	(0.04)	95

(0.81)	34.67	9.91	12,134	0.57^	0.69^	1.80^	—
(0.97)	32.31	(2.75)	12,924	0.57^	0.70^	2.46^	—
(2.03)	34.22	(2.52)	18,822	0.58^	0.70^	3.76^	—
—	37.23	13.44	13,030	0.77^(3)(8)	0.89^(3)(8)	3.10^	—
(0.01)	32.82	(3.95)(9)	9,845	0.95^	1.07^	1.84^	—

(0.35)	34.46	47.97	22,402	0.49	0.69	0.67	45
(0.38)	23.53	(6.30)	7,059	0.49	0.69	1.47	7
(0.43)	25.48	(3.52)	6,370	0.67	0.69	0.74	62
(0.33)	26.96	20.99	2,696	0.63^^(3)	0.72^^(3)	1.75^^	3
(1.35)	22.56	11.24	2,256	0.37^^	0.73^^	1.70^^	25
(4)	During the year ended March 31, 2021, the Fund participated in securities lending, generating $3,716,046 in security lending income. The expense ratios include $376,498 in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.69% and 0.69%, respectively.
(5)	During the year ended March 31, 2020, the Fund participated in securities lending, generating $5,794,534 in security lending income. The expense ratios include $579,613 in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.69% and 0.69%, respectively.
(6)	During the year ended March 31, 2019, the Fund participated in securities lending, generating $9,746,130 in security lending income. The expense ratios include $968,632 in security lending fees paid to the Adviser. Had these fees been excluded, the expense ratios would have been 0.69% and 0.70%, respectively.
(7)	As of February 17, 2017, pursuant to the terms of a Fee Waiver Agreement, the Adviser had contractually agreed to waive its management fee by 0.20% of the Fund’s average daily net assets.
(8)	The expenses during the year include a one-time, non-recurring expense. Had this expense not been included, the net and gross expense ratios for the period would have been 0.59% and 0.71%, respectively.
(9)	Fund received reimbursement from third-party for dilution to shareholders for an accounting error. Absent the reimbursement, total return would have been (4.44)%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights (continued)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares MSCI One Belt One Road Index ETF
2021	17.76	0.48	11.16	11.64	(0.55)	—	—
2020	23.69	0.70	(5.58)	(4.88)	(1.05)	—	—
2019	25.64	0.48	(1.82)	(1.34)	(0.61)	—	—
2018(1)(3)	25.00	0.08	0.59(4)	0.67	(0.03)	—	—
KraneShares Emerging Markets Consumer Technology Index ETF
2021	19.55	0.11	13.14	13.25	(0.74)	—	—
2020	22.94	0.10	(3.07)	(2.97)	(0.42)	—	—
2019	26.48	—	(3.54)	(3.54)	—	—	—
2018(1)(6)	25.00	(0.03)	1.51(4)	1.48	—	—	—
KraneShares MSCI China Clean Technology Index ETF(8)
2021	16.60	(0.28)	24.02	23.74	—#	—	—
2020	20.28	0.70	(3.29)	(2.59)	(1.09)	—	—
2019	23.86	0.39	(3.61)	(3.22)	(0.36)	—	—
2018(1)(9)	25.00	(0.09)	(1.05)	(1.14)	—	—	—
KraneShares Electric Vehicles and Future Mobility Index ETF
2021	19.02	0.08	23.21	23.29	(0.06)	—	—
2020	20.64	0.33	(1.51)	(1.18)	(0.44)	—	—
2019	23.30	0.21	(2.62)	(2.41)	(0.25)	—	—
2018(1)(11)	25.00	0.02	(1.72)	(1.70)	—	—	—
KraneShares MSCI All China Health Care Index ETF
2021	23.78	(0.09)	14.61	14.52	—#	—	—
2020	22.29	0.07	1.48	1.55	(0.06)	—	—
2019	26.65	0.02	(4.30)	(4.28)	(0.04)	(0.04)	—
2018(1)(13)	25.00	(0.03)	1.68	1.65	—	—	—
*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
^	The ratios of expenses and net investment income/(loss) to Average Net Assets reflect the expenses and net investment income/(loss), respectively, for the year/period as reported in the Statements of Operations and do not reflect the Fund’s proportionate share of the income and expenses from investments in other investment companies.
#	Amount represents less than $0.005 per share.
(1)	March 29, 2018 represents the last business day of the Fund’s reporting period in 2018.
(2)	As of July 28, 2017, pursuant to the terms of a Fee Waiver Agreement, the Adviser has contractually agreed to reduce its management fee and/or reimburse the Fund in an amount equal to the fees paid by the Fund to counsel to the Independent Trustees of the Trust until July 31, 2018.
(3)	The Fund commenced operations on September 7, 2017.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(0.55)	28.85	65.82	10,099	0.79	0.79	2.07	39
(1.05)	17.76	(21.78)	7,105	0.80	0.80	3.03	30
(0.61)	23.69	(4.94)	21,322	0.79	0.79	2.05	72
(0.03)	25.64	2.67	32,048	0.79^†(2)(5)	0.80^†(2)(5)	0.52^†(5)	1††

(0.74)	32.06	67.85	110,604	0.59	0.79	0.36	112
(0.42)	19.55	(13.29)	22,485	0.81	0.81	0.46	56
—	22.94	(13.37)	28,680	0.80	0.80	(0.02)	119
—	26.48	5.92	23,828	0.79†(2)(7)	0.79†(2)(7)	(0.23)†(7)	—††

—	40.34	143.03	141,173	0.78	0.78	(0.65)	164
(1.09)	16.60	(13.17)	1,661	0.79	0.79	3.81	53
(0.36)	20.28	(13.28)	4,056	0.79	0.80	1.92	147
—	23.86	(4.56)	7,158	0.78†(2)(10)	0.79†(2)(10)	(0.78)†(10)	36††

(0.06)	42.25	122.46	198,570	0.70	0.70	0.21	81
(0.44)	19.02	(6.15)	17,116	0.72	0.72	1.57	53
(0.25)	20.64	(10.19)	33,026	0.70	0.70	0.98	74
—	23.30	(6.80)	26,798	0.70†(12)	0.70†(12)	0.43†(12)	18††

—	38.30	61.06	214,464	0.65	0.79	(0.25)	45
(0.06)	23.78	6.95	32,110	0.69	0.79	0.32	101
(0.08)	22.29	(15.99)	39,004	0.79	0.79	0.08	71
—	26.65	6.60	3,998	0.82†(14)	0.82†(14)	(0.82)†(14)	—††
(4)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(5)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.78%, 0.79% and 0.53%, respectively.
(6)	The Fund commenced operations on October 11, 2017.
(7)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.78%, 0.78% and (0.22)%, respectively.
(8)	Effective March 19, 2021, the KraneShares MSCI China Environment Index ETF was renamed the KraneShares MSCI China Clean Technology Index ETF.
(9)	The Fund commenced operations on October 12, 2017.
(10)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.78%, 0.79% and (0.78)%, respectively.
(11)	The Fund commenced operations on January 18, 2018.
(12)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.69%, 0.69% and 0.44%, respectively.
(13)	The Fund commenced operations on January 31, 2018.
(14)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.79%, 0.79% and (0.79)%, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Highlights (concluded)

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31 (unless otherwise indicated)

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KraneShares CCBS China Corporate High Yield Bond USD Index ETF
2021	37.32	2.10	2.44	4.54	(2.58)	(0.14)	—
2020	40.73	2.08	(3.49)	(1.41)	(1.81)	(0.19)	—
2019(1)	40.00	1.55	0.67	2.22	(1.31)	—#	(0.18)
KraneShares Emerging Markets Healthcare Index ETF
2021	20.85	(0.02)	12.57	12.55	(0.01)	—	—
2020	22.38	0.01	(1.16)	(1.15)	(0.37)	—	(0.01)
2019(2)	25.00	(0.04)	(2.58)	(2.62)	—#	—	—
KraneShares MSCI Emerging Markets ex China Index ETF
2021	18.41	0.55	12.53	13.08	(0.50)	—	—
2020(3)	25.00	0.60	(6.45)	(5.85)	(0.74)	—	—
KraneShares MSCI China ESG Leaders Index ETF
2021(4)	25.00	(0.07)	7.32	7.25	—	(0.15)	—
KraneShares Global Carbon ETF
2021(5)(6)	20.00	(0.12)	8.51	8.39	—	—	—
KraneShares CICC China 5G & Semiconductor Index ETF
2021(7)	25.00	(0.06)	(1.86)	(1.92)	—	—	—
KraneShares CICC China Consumer Leaders Index ETF
2021(8)	25.00	(0.05)	0.87	0.82	—	—	—
KraneShares SSE STAR Market 50 Index ETF
2021(9)	25.00	(0.03)	(3.91)	(3.94)	—	—	—
*	Per share data calculated using average shares method.
**	Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.
#	Amount represents less than $0.005 per share.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
(1)	The Fund commenced operations on June 26, 2018.
(2)	The Fund commenced operations on August 29, 2018.
(3)	The Fund commenced operations on April 12, 2019.
(4)	The Fund commenced operations on July 28, 2020.
(5)	The Fund commenced operations on July 29, 2020. Effective March 19, 2021, the KFA Global Carbon ETF was renamed the KraneShares Global Carbon ETF.
(6)	KraneShares Global Carbon ETF includes the account of the Fund’s Subsidiary, KFA Global Carbon, Subsidiary, Ltd.
(7)	The Fund commenced operations on November 23, 2020.
(8)	The Fund commenced operations on December 8, 2020.
(9)	The Fund commenced operations on January 26, 2021.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(2.72)	39.14	12.32	9,786	0.69	0.69	5.32	53
(2.00)	37.32	(3.72)	11,197	0.70	0.70	5.12	70
(1.49)	40.73	5.72	12,220	0.69†	0.69†	5.13†	38††

(0.01)	33.39	60.18	5,009	0.80	0.80	(0.05)	73
(0.38)	20.85	(5.25)	1,043	0.80	0.80	0.04	61
—	22.38	(10.47)	4,476	0.79†	0.79†	(0.34)†	57††

(0.50)	30.99	71.19	30,991	0.30	0.58	1.90	19
(0.74)	18.41	(24.31)	1,841	0.50†	0.60†	2.54†	5††

(0.15)	32.10	29.05	12,839	0.58†	0.58†	(0.35)†	30††

—	28.39	41.95	93,701	0.78†	0.78†	(0.72)†	0††

—	23.08	(7.68)	118,880	0.64†	0.78†	(0.64)†	59††

—	25.82	3.28	54,219	0.68†	0.68†	(0.63)†	50††

—	21.06	(15.76)	93,722	0.88†	0.88†	(0.88)†	12††

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements/Consolidated Notes to Financial Statements

1. ORGANIZATION

KraneShares Trust (the “Trust”) is a Delaware Statutory Trust formed on February 3, 2012. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of March 31, 2021, the Trust had 24 operational series. The financial statements herein and the related notes pertain to the following 18 series: KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares E Fund China Commercial Paper ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Clean Technology Index ETF (formerly, KraneShares MSCI China Environment Index ETF), KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF, KraneShares Emerging Markets Healthcare Index ETF, KraneShares MSCI Emerging Markets ex China Index ETF, KraneShares MSCI China ESG Leaders Index ETF, KraneShares Global Carbon ETF (formerly KFA Global Carbon ETF), KraneShares CICC China 5G & Semiconductor ETF, KraneShares CICC China Consumer Leaders Index ETF and KraneShares SSE STAR Market 50 Index ETF (each, a “Fund” and collectively, the “Funds”). Each Fund, other than KraneShares Bosera MSCI China A Share ETF, KraneShares MSCI All China Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF is a non-diversified Fund. KraneShares Bosera MSCI China A Share ETF, KraneShares MSCI All China Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF are diversified Funds, as defined under Section 5(b)(1) of the Investment Company Act of 1940. Krane Funds Advisors, LLC (“Krane” or the ‘‘Adviser’’), a Delaware limited liability company, serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the ‘‘Board’’). The Adviser is responsible for managing the investment activities of the Funds, the Funds’ business affairs and other administrative matters. The Adviser may use sub-advisers (each, a “Sub-Adviser” or collectively, the “Sub-Advisers”) to perform the day-to-day management of the Funds.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, currently holds approximately 40.2% and 30.7%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue 32nd Floor, New York, New York, 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

The KFA Global Carbon, Subsidiary, Ltd. is a wholly-owned subsidiary of the KraneShares Global Carbon ETF (“Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the KraneShares Global Carbon ETF and its subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and Consolidated Financial Highlights.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), (the “Exchange”). Market prices for Fund shares (“Shares”) may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 or 100,000 Shares or multiples thereof, called “Creation Units”. This does not mean, however, that individual investors will be able to redeem and purchase Shares directly with the

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

series of the Trust. Only Authorized Participants can redeem and purchase Creation Units of Shares directly. Each Fund will issue and redeem Shares for a basket of securities and/or a balancing cash amount. Individual shares trade in the secondary market at market prices that change throughout the day.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to its respective index listed below (each, an “Underlying Index”):

KraneShares Funds	Index
KraneShares CICC China Leaders 100 Index ETF	CSI CICC Select 100 Index
KraneShares CSI China Internet ETF	CSI Overseas China Internet Index
KraneShares Bosera MSCI China A Share ETF	MSCI China A Index
KraneShares E Fund China Commercial Paper ETF	CSI Diversified High Grade Commercial Paper Index
KraneShares MSCI All China Index ETF	MSCI China All Shares Index
KraneShares MSCI One Belt One Road Index ETF	MSCI Global China Infrastructure Exposure Index
KraneShares Emerging Markets Consumer Technology Index ETF	Solactive Emerging Markets Consumer Technology Index
KraneShares MSCI China Clean Technology ETF	MSCI China IMI Environment 10/40 Index
KraneShares Electric Vehicles and Future Mobility Index ETF	Solactive Electric Vehicles and Future Mobility Index
KraneShares MSCI All China Health Care Index ETF	MSCI China All Shares Health Care 10/40 Index
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	Solactive USD China Corporate High Yield Bond Index
KraneShares Emerging Markets Healthcare Index ETF	Solactive Emerging Markets Healthcare Index
KraneShares MSCI Emerging Markets ex China Index ETF	MSCI Emerging Markets ex China Index
KraneShares MSCI China ESG Leaders Index ETF	MSCI China ESG Leaders 10/40 Index
KraneShares CICC China 5G & Semiconductor Index ETF	CICC China 5G and Semiconductor Leaders Index
KraneShares CICC China Consumer Leaders Index ETF	CICC China Consumer Leaders Index
KraneShares SSE STAR Market 50 Index ETF	SSE Science and Technology Innovation Board 50 Index

The investment objective of the KraneShares Global Carbon ETF is to seek to provide a total return that, before fees and expenses, exceeds that of the IHS Markit Global Carbon Index over a complete market cycle. The KraneShares Global Carbon ETF is actively managed and does not track an index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

SECURITY VALUATION — The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of a Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for each Fund normally is calculated by the Administrator and determined as of the regularly scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the Exchange is open.

Prices for most securities held by the Funds are provided daily by independent pricing agents. In calculating the values of each Fund’s portfolio securities, securities listed on a securities exchange (i.e., exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by the Funds’ independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established by the board of trade on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two. As of and during the year ended March 31, 2021, the Funds did not hold options, swaps or foreign currency forward contracts.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued in the same manner as other exchange-traded equity securities (described above).

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

Securities for which market prices are not ‘‘readily available,’’ or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using ‘‘fair value’’ pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time.

In addition, a Fund may fair value its securities if an event that may materially affect the value of a Fund’s securities that trade outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that a Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which a Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

With respect to trade-halted securities, the Trust typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane recommends and the Trust’s Fair Valuation Committee determines to make additional adjustments. Certain foreign securities exchanges have mechanisms in place that confine one day’s price movement in an individual security to a pre-determined price range (the “Exchange Range”) based on that day’s opening price (‘‘Collared Securities’’). Fair value determinations for such Collared Securities will generally be capped based on the Exchange Range relevant to that security. As an example, China A-Shares can only be plus or minus ten percent in one day of trading on the relevant mainland China equity exchange. As a result, the fair value price determination for China A-Shares on a given day will generally be capped plus or minus ten percent.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index. This may adversely affect a Fund’s ability to track the Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which the Funds’ NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of the Funds’ portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. Transactions in Fund shares will be priced at NAV only if shares are purchased or redeemed directly from a Fund in Creation Units. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

As of March 31, 2021, the total market value of securities valued in accordance with Fair Value Procedures is as follows:

KraneShares Funds	Fair Valued Amount	% of Net Assets
KraneShares CICC China Leaders 100 Index ETF	$—	0.0%
KraneShares Bosera MSCI China A Share ETF	2,735,698	0.3%
KraneShares MSCI All China Index ETF	26,291	0.1%
KraneShares MSCI One Belt One Road Index ETF	11,745	0.1%
KraneShares MSCI China Clean Technology Index ETF	1,058	0.0%
KraneShares Electric Vehicles and Future Mobility Index ETF	2,037,572	1.0%
KraneShares Emerging Markets Healthcare Index ETF	2,791	0.1%

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2 — Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, broker quotes, fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute annually all or substantially all of its taxable income and gains to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of March 31, 2021, management of the Funds has reviewed all open tax years since inception and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Interest income is recognized on the accrual basis from the settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method.

Dividend income received from affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of affiliated funds are on the basis of specific identification. See details on the Statements of Operations.

FOREIGN CURRENCY — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FUTURES — The KraneShares Global Carbon ETF will utilize the Subsidiary for purposes of investing in carbon credit futures that are the same as or similar to those included in the Index. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

As of March 31, 2021, the KraneShares Global Carbon ETF had open futures contracts. Refer to the Fund’s Consolidated Schedule of Investments for details regarding open futures contracts as of March 31, 2021.

For the period ended March 31, 2021, the average monthly notional amount of futures contracts was $26,318,676.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Funds distribute their net investment income at least annually. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

CASH OVERDRAFT CHARGES — Per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”),the Funds’ Custodian, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the London Inter-bank Offered Rate (“LIBOR”) plus 2.00%. Cash overdraft charges are included in “Interest Expense” on the Statements of Operations.

SECURITIES LENDING — The Funds may lend securities from their portfolios to brokers, dealers and other financial institutions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to receive payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. Loans of portfolio securities will not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 102% on domestic securities and 105% on international securities of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Krane and a sub-adviser are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net income received by a Fund from a securities lending program. Each Fund pays Krane 10% of any net monthly income received from the investment of cash collateral and loan fees received from borrowers in respect of each securities loan (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers) (see Note 3).

The following table discloses the securities on loan as of March 31, 2021:

KraneShares Funds	Market Value Securities on Loan	Cash Collateral for Securities on Loan
KraneShares CSI China Internet ETF	$192,461,874	$199,656,233
KraneShares Emerging Markets Consumer Technology Index ETF	732,703	770,626
KraneShares Electric Vehicles and Future Mobility Index ETF	10,578,384	10,993,789

CREATION UNITS — The Funds issue and redeem Shares at NAV and only in large blocks of Shares (each block of Shares for a Fund is a Creation Unit of 50,000 Shares, 100,000 Shares, or multiples thereof).

Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (‘‘DTC’’) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee may be charged.

The following table discloses Creation Unit breakdown for the year ended March 31, 2021:

KraneShares Funds	Creation Unit Shares	Standard Transaction Fee – Subscriptions	Value at March 31, 2021	Standard Transaction Fee – Redemptions	Maximum Variable Transaction Fee*
KraneShares CICC China Leaders 100 Index ETF	50,000	$1,700	$1,570,500	$1,700	2.00%
KraneShares CSI China Internet ETF	50,000	500	3,779,500	500	2.00%
KraneShares Bosera MSCI China A Share ETF	50,000	7,500	2,198,500	7,500	2.00%
KraneShares E Fund China Commercial Paper ETF	50,000	1,000	1,733,500	1,000	2.00%
KraneShares MSCI All China Index ETF	50,000	4,900	1,723,000	4,900	2.00%
KraneShares MSCI One Belt One Road Index ETF	50,000	3,600	1,442,500	3,600	2.00%
KraneShares Emerging Markets Consumer Technology Index ETF	50,000	1,500	1,603,000	1,500	2.00%
KraneShares MSCI China Clean Technology Index ETF	50,000	800	2,017,000	800	2.00%
KraneShares Electric Vehicles and Future Mobility Index ETF	50,000	800	2,112,500	800	2.00%
KraneShares MSCI All China Health Care Index ETF	50,000	1,200	1,915,000	1,200	2.00%
KraneShares CCBS China Corporate High Yield Bond USD Index Fund	50,000	1,000	1,957,000	1,000	2.00%
KraneShares Emerging Markets Healthcare Index ETF	50,000	2,100	1,669,500	2,100	2.00%
KraneShares MSCI Emerging Markets ex China Index ETF	100,000	17,500	3,099,000	17,500	2.00%
KraneShares MSCI China ESG Leaders Index ETF	50,000	2,100	1,605,000	2,100	2.00%
KraneShares Global Carbon ETF	50,000	500	1,419,500	500	2.00%
KraneShares CICC China 5G & Semiconductor Index	50,000	500	1,154,000	500	2.00%
KraneShares CICC China Consumer Leaders Index ETF	50,000	900	1,291,000	900	2.00%
KraneShares SSE STAR Market 50 Index ETF	50,000	2,250	1,053,000	2,250	2.00%

*       As a percentage of the Creation Unit(s) purchased/redeemed.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

CASH AND CASH EQUIVALENTS — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3. DERIVATIVES TRANSACTIONS

The following tables are KraneShares Global Carbon ETF exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of March 31, 2021, was as follows:

Consolidated Statement of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives
Commodities Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$8,034,558	$(47,632)
Foreign Exchange Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	—	(155,601)
		$8,034,558	$(203,233)

*       Unrealized appreciation (depreciation) on Futures Contracts is included in distributable earnings (loss).

The effect of derivative instruments on the Consolidated Statement of Operations for the period ended March 31, 2021, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)**	Total
Commodities Risk Futures contracts	$1,122,955	$7,986,926	$9,109,881
Foreign Exchange Risk Futures contracts	(39,972)	(155,601)	(195,573)
	$1,082,983	$7,831,325	$8,914,308

*       Futures contracts are included in net realized gain on Futures Contracts.

**     Futures contracts are included in change in unrealized depreciation on Futures Contracts.

4. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust on behalf of each Fund and the Adviser (the “Agreement”). Under the Agreement, Krane is responsible for reviewing, supervising and administering each Fund’s investment program and the general management and administration of the Trust. In addition to these services, to the extent a Fund engages in securities lending, Krane will: (i) assist the securities lending agent of the Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning the Agent’s activities, and (vi) such other related duties as Krane deems necessary or

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

appropriate (this provision became effective with respect to the Funds on the later of October 5, 2017, or the date the Fund commenced operations). The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its management activities.

The Agreement requires the Adviser to pay all operating expenses of the Funds, except: (a) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (b) expenses of the Funds incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (c) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (d) “Acquired Fund Fees and Expenses” (as defined by Form N-1A under the 1940 Act); (e) litigation expenses; (f) the compensation payable to the Adviser under the Agreement; (g) compensation and expenses of the Independent Trustees (including any fees of independent legal counsel to the Independent Trustees); and (h) any expenses determined to be extraordinary expenses by the Board. In addition, effective on the later of October 5, 2017, or the date the Fund commenced operations, under the Agreement, while the fees and expenses related to the Funds’ securities lending-related activities reduce the gross revenues and income of the Funds from such activities, they are not fees and expenses for which Krane is responsible.

Each Agreement provides that each Fund pays a unitary (or unified) fee to the Adviser for advisory and management services provided to the Fund, subject to the exceptions noted herein. In this context, there exists a risk that a Trust service provider will seek recourse against the Trust if is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Funds. Pursuant to the Agreement between the Trust and the Adviser, the Funds below pay the Adviser a fee, which is calculated daily and paid monthly, at the following annual rates, based on a percentage of the average daily net assets of each Fund. In addition, as compensation for the services provided by the Adviser in connection with any securities lending-related activities, each Fund pays the Adviser 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect to securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers), included on the Statements of Operations as “Security Lending Fees”.

KraneShares Funds	Management Fee
KraneShares CICC China Leaders 100 Index ETF	0.68%
KraneShares CSI China Internet ETF	0.68%
KraneShares Bosera MSCI China A Share ETF	0.78%
KraneShares E Fund China Commercial Paper ETF	0.68%
KraneShares MSCI All China Index ETF	0.68%
KraneShares MSCI One Belt One Road Index ETF	0.78%
KraneShares Emerging Markets Consumer Technology Index ETF	0.78%
KraneShares MSCI China Clean Technology Index ETF	0.78%
KraneShares Electric Vehicles and Future Mobility Index ETF	0.68%
KraneShares MSCI All China Health Care Index ETF	0.78%
KraneShares CCBS China Corporate High Yield Bond USD Index Fund	0.68%
KraneShares Emerging Markets Healthcare Index ETF	0.78%
KraneShares MSCI Emerging Markets ex China Index ETF	0.58%

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

KraneShares Funds	Management Fee
KraneShares MSCI China ESG Leaders Index ETF	0.58%
KraneShares Global Carbon ETF	0.78%
KraneShares CICC China 5G & Semiconductor Index	0.78%
KraneShares CICC China Consumer Leaders Index ETF	0.68%
KraneShares SSE STAR Market 50 Index ETF	0.88%

Pursuant to the terms of a Fee Waiver Agreement, the Adviser has contractually agreed to waive its management fee for the KraneShares Bosera MSCI China A Share ETF by 0.20% of the Fund’s average daily net assets. The Fee Waiver Agreement will continue until August 1, 2021, and may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Pursuant to the terms of a Fee Waiver Agreement, the Adviser has contractually agreed to reduce its management fee for the KraneShares E Fund China Commercial Paper ETF by 0.12% of the Fund’s average daily net assets until August 1, 2021. The Fee Waiver Agreement may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Pursuant to the terms of a Fee Waiver Agreement, Krane has contractually agreed to waive its advisory fee for the KraneShares MSCI All China Index ETF by 0.20% of the Fund’s average daily net assets and reduce its management fee in an amount equal to any Acquired Fund Fees and Expenses incurred by the Fund from its investments in the KraneShares Bosera MSCI China A Share ETF. The Fee Waiver Agreement will continue until August 1, 2021. The Fee Waiver Agreement may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

Pursuant to the terms of a Fee Waiver Agreement, Krane has contractually agreed to waive its management fee for the KraneShares MSCI All China Health Care Index ETF by 0.14% of the Fund’s average daily net assets. The Fee Waiver Agreement will continue until August 1, 2021. The Fee Waiver Agreement may only be terminated prior thereto by the Board.

Effective January 8, 2021, pursuant to the terms of a Fee Waiver Agreement, Krane has contractually agreed to waive its management fee for the KraneShares MSCI Emerging Markets ex China Index ETF by 0.35% of the Fund’s average daily net assets until August 1, 2021. The Fee Waiver Agreement may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated. Prior to January 8, 2021, Krane had contractually agreed to waive its management fee by 0.10% of the Fund’s average daily net assets.

Effective June 18, 2020, pursuant to the terms of a Fee Waiver Agreement, Krane has contractually agreed to waived its management fee for the KraneShares Emerging Markets Consumer Technology Index ETF by 0.20% of the Fund’s average daily assets. The Fee Waiver Agreement will continue until August 1, 2021, and may only be terminated prior thereto by the Board. Prior to June 18, 2020, Krane had contractually agreed to waived its management fee for the KraneShares Emerging Markets Consumer Technology Index ETF by 0.10% of the Fund’s average daily assets.

Pursuant to the terms of a Fee Waiver Agreement, Krane has contractually agreed to waive its management fee by 0.14% of the average daily net assets of KraneShares CICC China

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

5G & Semiconductor Index ETF. The Fee Waiver Agreement will continue until August 1, 2021, and may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

The Adviser and each Sub-Adviser bear all of their own costs associated with providing these advisory services.

SUB-ADVISORY AGREEMENT — Bosera Asset Management (International) Co., Ltd. (“Bosera”), operating out of Hong Kong, serves as the Sub-Adviser to the KraneShares Bosera MSCI China A Share ETF and KraneShares SSE STAR Market 50 Index ETF and is responsible for the day-to-day management of the Funds, subject to the supervision by the Adviser and the Board. For the services Bosera provides to KraneShares Bosera MSCI China A Share ETF and KraneShares SSE STAR Market 50 Index ETF, the Adviser pays Bosera a fee equal to 50% of the net revenue the Adviser receives from the Funds.

CCB Securities Ltd. (“CCBS”), located at 18/F CCB Centre, 18 Wang Chiu Road, Kowloon Bay, Kowloon, Hong Kong, serves as the sub-adviser of KraneShares CCBS China Corporate High Yield Bond USD Index ETF. CCBS is responsible for the day-to-day investment management of the Fund, subject to the supervision of Krane and the Board. The Adviser has entered into a Sub-Advisory Agreement with CCBS pursuant to which the Adviser has agreed to pay CCBS a fee equal to 50% of net revenue earned by the Adviser from the Fund. For these purposes, net revenue is defined as gross revenue less gross fund-related expenses (including any waiver by the Adviser of its compensation under the investment advisory agreement and any payments or reimbursements by Krane of the Fund’s expenses).

Climate Finance Partners (“CFP”) serves as the Sub-Adviser of the KraneShares Global Carbon ETF. CFP provides non-discretionary sub-advisory services to the Fund, which will includes research and portfolio modeling services related to the Fund’s investments and the monitoring of such investments. For the services CFP provides to KraneShares Global Carbon ETF, the Adviser pays CFP a fee equal to 32% of the sum of: (i) the total gross advisory fee due to Krane from the Fund under the terms of the Advisory Agreement minus (ii) any applicable fee waivers from time to time entered into between the Fund and Krane.

E Fund Management (Hong Kong) Co., Limited (‘‘E Fund”), operating out of Hong Kong, serves as the Sub-Adviser to the KraneShares E Fund China Commercial Paper ETF and is responsible for the day-to-day management of the Fund, subject to the supervision by the Adviser and the Board. For the services E Fund provides to KraneShares E Fund China Commercial Paper ETF, the Adviser pays E Fund a fee equal to 50% of the net revenue the Adviser receives from the Fund.

DISTRIBUTION AGREEMENT — SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company, and an affiliate of the administrator, serves as the Funds’ distributor of Creation Units pursuant to a Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the year ended March 31, 2021, no fees were charged under the Plan. Fees would only be charged under the Plan upon approval by the Board.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. BBH serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian and Transfer Agent Agreement.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

4. BASIS FOR CONSOLIDATION FOR THE KRANESHARES GLOBAL CARBON ETF

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the KraneShares Global Carbon ETF include the accounts of the Fund’s Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation for the Fund. The Subsidiary has a fiscal year end of March 31 for financial statement consolidation purposes.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code of 1986 (“IRC”). The Subsidiary’s taxable income is included in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

The KraneShares Global Carbon ETF’s investment in the Subsidiary may not exceed 25% of the value of its total assets.

A summary of the investments in the Subsidiary is as follows:

KraneShares Funds	Inception Date of Subsidiary	Subsidiary Net Assets at March 31, 2021	% of Total Net Assets at March 31, 2021
KFA Global Carbon, Subsidiary, Ltd.	July 29, 2020	$19,293,965	20.59%

5. INVESTMENT TRANSACTIONS

For the year ended March 31, 2021, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

KraneShares Funds	Purchases	Sales and Maturities
KraneShares CICC China Leaders 100 Index ETF	$17,966,088	$24,484,925
KraneShares CSI China Internet ETF	2,770,214,860	2,706,525,170
KraneShares Bosera MSCI China A Share ETF	302,143,811	243,716,450
KraneShares E Fund China Commercial Paper ETF	—	—
KraneShares MSCI All China Index ETF	14,603,614	3,914,935
KraneShares MSCI One Belt One Road Index ETF	3,169,465	3,685,335
KraneShares Emerging Markets Consumer Technology Index ETF	131,794,728	99,083,103
KraneShares MSCI China Clean Technology Index ETF	239,523,673	81,464,538
KraneShares Electric Vehicles and Future Mobility Index ETF	84,293,574	54,206,940
KraneShares MSCI All China Health Care Index ETF	211,295,040	57,598,703
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	5,079,144	10,140,995
KraneShares Emerging Markets Healthcare Index ETF	5,707,436	2,405,846
KraneShares MSCI Emerging Markets ex China Index ETF	22,191,933	1,305,994
KraneShares MSCI China ESG Leaders Index ETF	12,275,587	1,771,510
KraneShares Global Carbon ETF	5,654,285	—
KraneShares CICC China 5G & Semiconductor Index ETF	206,876,170	74,700,254
KraneShares CICC China Consumer Leaders Index ETF	77,583,920	17,581,511
KraneShares SSE STAR Market 50 Index ETF	111,597,768	7,178,092

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

During the year ended March 31, 2021, there were no purchases or sales of long-term U.S. government securities for the Funds.

For the year ended March 31, 2021, in-kind transactions associated with creations and redemptions were:

KraneShares Funds	Purchases	Sales and Maturities	Realized Gain/(Loss)
KraneShares CSI China Internet ETF	$1,461,435,248	$(1,349,234,549)	$350,934,846
KraneShares MSCI All China Index ETF	4,882,634	(971,929)	345,773
KraneShares MSCI One Belt One Road Index ETF	779,806	(1,093,690)	(43,666)
KraneShares Emerging Markets Consumer Technology Index ETF	96,900,519	(71,528,449)	14,928,913
KraneShares Electric Vehicles and Future Mobility Index ETF	130,376,453	(1,653,622)	269,006
KraneShares Emerging Markets Healthcare Index ETF	355,815	(117,414)	14,547
KraneShares MSCI Emerging Markets ex China Index ETF	6,903,891	—	—
KraneShares MSCI China ESG Leaders Index ETF	1,904,862	—	—

6. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency translations, reclassification of long term capital gain distribution on REITs, investments in PFICs, net operating loss, perpetual bond adjustments and distribution reclassification. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings for the fiscal year ended March 31, 2021 are primarily related to redemptions in-kind, net operating loss and utilization of earnings and profits on shareholder redemptions.

KraneShares Funds	Distributable Earnings/(Loss)	Paid-in Capital
KraneShares CSI China Internet ETF	$(342,219,730)	$342,219,730
KraneShares MSCI All China Index ETF	(340,647)	340,647
KraneShares MSCI One Belt One Road Index ETF	44,365	(44,365)
KraneShares Emerging Markets Consumer Technology Index ETF	(16,760,035)	16,760,035
KraneShares Electric Vehicles and Future Mobility Index ETF	(229,956)	229,956
KraneShares MSCI All China Health Care Index ETF	74,396	(74,396)
KraneShares Emerging Markets Healthcare Index ETF	(8,684)	8,684
KraneShares CICC China 5G & Semiconductor Index ETF	67,926	(67,926)
KraneShares CICC China Consumer Leaders Index ETF	1,403	(1,403)
KraneShares SSE STAR Market 50 Index ETF	133,531	(133,531)

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

The tax character of dividends and distributions paid during the years or periods ended March 31, 2021 and March 31, 2020 were as follows:

KraneShares Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
KraneShares CICC China Leaders 100 Index ETF
2021	$333,476	$—	$—	$333,476
2020	39,838	—	—	39,838
KraneShares CSI China Internet ETF
2021	$4,346,283	$5,925,981	$—	$10,272,264
2020	1,580,181	—	—	1,580,181
KraneShares Bosera MSCI China A Share ETF
2021	$5,683,472	$—	$—	$5,683,472
2020	9,500,578	—	—	9,500,578
KraneShares E Fund China Commercial Paper ETF
2021	$312,960	$—	$—	$312,960
2020	—	—	521,147	521,147
KraneShares MSCI All China Index ETF
2021	$69,738	$—	$—	$69,738
2020	115,192	—	—	115,192
KraneShares MSCI One Belt One Road Index ETF
2021	$164,798	$—	$—	$164,798
2020	523,629	—	—	523,629
KraneShares Emerging Markets Consumer Technology Index ETF
2021	$1,338,886	$—	$—	$1,338,886
2020	337,518	—	—	337,518
KraneShares MSCI China Clean Technology Index ETF
2021	$3,785	$—	$—	$3,785
2020	108,818	—	—	108,818
KraneShares Electric Vehicles and Future Mobility Index ETF
2021	$132,013	$—	$—	$132,013
2020	391,574	—	—	391,574
KraneShares MSCI All China Health Care Index ETF
2021	$—	$469	$—	$469
2020	54,459	—	—	54,459
KraneShares CCBS China Corporate High Yield Bond USD Index ETF
2021	$688,389	$—	$—	$688,389
2020	570,699	30,638	—	601,337

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

KraneShares Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
KraneShares Emerging Markets Healthcare Index ETF
2021	$820	$—	$—	$820
2020	18,337	—	611	18,948
KraneShares MSCI Emerging Markets ex China Index ETF
2021	$49,799	$—	$—	$49,799
2020	73,632	—	—	73,632
KraneShares MSCI China ESG Leaders Index ETF
2021	$30,223	$—	$—	$30,223
KraneShares Global Carbon ETF
2021	$—	$—	$—	$—
KraneShares CICC China 5G & Semiconductor Index ETF
2021	$—	$—	$—	$—
KraneShares CICC China Consumer Leaders Index ETF
2021	$—	$—	$—	$—
KraneShares SSE STAR Market 50 Index ETF
2021	$—	$—	$—	$—

As of March 31, 2021, the components of tax basis distributable earnings (accumulated losses) were as follows:

	KraneShares CICC China Leaders 100 Index ETF	KraneShares CSI China Internet ETF	KraneShares Bosera MSCI China A Share ETF	KraneShares E Fund China Commercial Paper ETF	KraneShares MSCI All China Index ETF
Undistributed Ordinary Income	$355,056	$—	$—	$633,985	$—
Undistributed Long-Term Capital Gain	157,940	253,353,244	6,517,453	—	230,067
Capital Loss Carryforwards	—	—	—	(8,025)	—
Post October Losses	—	—	—	—	(31,119)
Qualified Late-Year Loss Deferrals	(23,808)	(6,086,844)	(916,524)	—	(2,588)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	700,806	92,434,993	163,245,555	(97,896)	91,176
Other Temporary Differences	(1)	3	—	—	—
Total Distributable Earnings	$1,189,993	$339,701,396	$168,846,484	$528,064	$287,536

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

	KraneShares MSCI One Belt One Road Index ETF	KraneShares Emerging Markets Consumer Technology Index ETF	KraneShares MSCI China Clean Technology Index ETF	KraneShares Electric Vehicles and Future Mobility Index ETF	KraneShares MSCI All China Health Care Index ETF
Undistributed Ordinary Income	$42,050	$250,504	$—	$—	$—
Undistributed Long-Term Capital Gain	—	—	—	2,797,170	8,974,227
Capital Loss Carryforwards	(4,145,635)	—	(1,021,417)	—	—
Post October Losses	—	—	(3,589,789)	—	—
Qualified Late-Year Loss Deferrals	—	—	(281,323)	—	(388,582)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	1,557,862	1,775,876	(16,431,930)	12,111,870	11,948,187
Other Temporary Differences	(1)	—	(2)	(14,036)	(2)
Total Distributable Earnings/(Loss)	$(2,545,724)	$2,026,380	$(21,324,461)	$14,895,004	$20,533,830
	KraneShares CCBS China Corporate High Yield Bond USD Index ETF	KraneShares Emerging Markets Healthcare Index ETF	KraneShares MSCI Emerging Markets ex China Index ETF	KraneShares MSCI China ESG Leaders Index ETF	KraneShares Global Carbon ETF
Undistributed Ordinary Income	$40,525	$—	$83,928	$104,372	$7,929,892
Undistributed Long-Term Capital Gain	—	—	370,444	—	—
Capital Loss Carryforwards	(180,673)	(284,697)	—	—	—
Post October Losses	(36,247)	—	—	—	—
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(56,161)	62,142	147,162	264,890	(86,193)
Other Temporary Differences	46,055	(161)	—	1	1
Total Distributable Earnings/(Loss)	$(186,501)	$(222,716)	$601,534	$369,263	$7,843,700

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

	KraneShares CICC China 5G & Semiconductor Index ETF	KraneShares CICC China Consumer Leaders Index ETF	KraneShares SSE STAR Market 50 Index ETF
Capital Loss Carryforwards	$—	$—	$(1,471)
Post October Losses	(2,163,819)	(1,087,696)	—
Qualified Late-Year Loss Deferrals	(461,628)	(137,280)	—
Unrealized Depreciation on Investments and Foreign Currency	(11,238,750)	(4,669,806)	(11,367,327)
Other Temporary Differences	(1)	—	—
Total Distributable Losses	$(13,864,198)	$(5,894,782)	$(11,368,798)

Qualified late year ordinary and Post-October capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2021 through March 31, 2021 and November 1, 2020 through March 31, 2021, respectively, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Other temporary differences primarily consist of late year and specified loss deferrals, PFIC mark to market, perpetual bond adjustments, and book adjustments not recognized for tax.

The Funds have capital losses carried forward as follows:

KraneShares Funds	Short-Term Loss	Long-Term Loss	Total
KraneShares E Fund China Commercial Paper ETF	$8,025	$—	$8,025
KraneShares MSCI One Belt One Road Index ETF	2,381,247	1,764,388	4,145,635
KraneShares MSCI China Clean Technology Index ETF	792,699	228,718	1,021,417
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	31,707	148,966	180,673
KraneShares Emerging Markets Healthcare Index ETF	284,697	—	284,697
KraneShares SSE STAR Market 50 Index ETF	1,471	—	1,471

During the year ended March 31, 2021, the following Funds utilized capital loss carryforwards, to offset capital gains:

KraneShares Funds	Amount Utilized
KraneShares CICC China Leaders 100 Index ETF	$486,901
KraneShares CSI China Internet ETF	126,978,517
KraneShares Bosera MSCI China A Share ETF	20,470,797
KraneShares E Fund China Commercial Paper ETF	14,474
KraneShares MSCI All China Index ETF	128,223
KraneShares MSCI One Belt One Road Index ETF	36,941
KraneShares Emerging Markets Consumer Technology Index ETF	3,721,922
KraneShares MSCI China Clean Technology Index ETF	808,707
KraneShares Electric Vehicles and Future Mobility Index ETF	3,212,141
KraneShares MSCI All China Health Care Index ETF	7,682,624
KraneShares Emerging Markets Healthcare Index ETF	224,621
KraneShares MSCI Emerging Markets ex China Index ETF	5,648

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

The differences between book and tax-basis unrealized appreciation and depreciation are attributable primarily to the tax deferral of losses on wash sales and investments in passive foreign investment companies. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2021 were as follows:

KraneShares Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
KraneShares CICC China Leaders 100 Index ETF	$11,862,209	$1,389,599	$(688,793)	$700,806
KraneShares CSI China Internet ETF	3,749,779,320	541,520,124	(449,085,131)	92,434,993
KraneShares Bosera MSCI China A Share ETF	638,412,542	207,679,380	(44,433,825)	163,245,555
KraneShares E Fund China Commercial Paper ETF	—	—	(97,896)	(97,896)
KraneShares MSCI All China Index ETF	22,266,664	1,027,331	(936,155)	91,176
KraneShares MSCI One Belt One Road Index ETF	8,480,105	2,238,762	(679,636)	1,559,126
KraneShares Emerging Markets Consumer Technology Index ETF	109,490,395	9,455,917	(7,680,039)	1,775,878
KraneShares MSCI China Clean Technology Index ETF	157,251,330	7,251,407	(23,683,337)	(16,431,930)
KraneShares Electric Vehicles and Future Mobility Index ETF	196,945,039	20,431,761	(8,319,891)	12,111,870
KraneShares MSCI All China Health Care Index ETF	202,358,919	22,496,163	(10,547,976)	11,948,187
KraneShares CCBS China Corporate High Yield Bond USD Index ETF	7,000,496	201,167	(257,328)	(56,161)
KraneShares Emerging Markets Healthcare Index ETF	4,880,450	431,231	(362,547)	68,684
KraneShares MSCI Emerging Markets ex China Index ETF	30,670,186	1,273,538	(1,107,302)	166,236
KraneShares MSCI China ESG Leaders Index ETF	12,556,633	758,791	(493,901)	264,890
KraneShares Global Carbon ETF	5,654,285	—	(86,215)	(86,215)
KraneShares CICC China 5G & Semiconductor Index ETF	130,012,069	6,228,116	(17,466,866)	(11,238,750)
KraneShares CICC China Consumer Leaders Index ETF	58,914,713	766,792	(5,436,598)	(4,669,806)
KraneShares SSE STAR Market 50 Index ETF	104,418,205	1,500,302	(12,867,629)	(11,367,327)

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

Uncertainties in the Chinese tax rules governing the taxation of income distributions and capital gains from investments in A Shares could result in unexpected tax liabilities for the Funds. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by non-Chinese resident investors (including, for example, Qualified Foreign Institutional Investors (“QFII”)) from Chinese companies and those companies which are not Chinese tax residents, but which are deemed to be Chinese tax residents (e.g., under Notice 7). China also imposes withholding tax at a rate of 10% on capital gains derived by non-residents from investment in actual and constructive Chinese resident companies. The Chinese withholding taxes applied to dividends, interest and capital gains may, in principle, be subject to a reduced rate under an applicable Chinese tax treaty, but the application of such treaties in the case of a non-resident (e.g., in the case of a QFII acting on behalf of non-resident investors, such as the Funds) is also uncertain. The imposition of such taxes could have a material adverse effect on the Funds’ returns. The People’s Republic of China (the “PRC”) rules regarding the taxation of non-resident investors are quickly evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or the PRC Ministry of Finance to clarify matters may apply retrospectively. Such retroactively applied rules may be adverse to the Funds and their shareholders. It is also unclear how China’s value added tax (“VAT”) may be affected by tax treaty provisions. If such a tax is collected, the expenses will be passed on and borne by the Funds. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Funds. If the Funds expect VAT to be imposed, they reserve the right to establish a reserve for such tax. If the Funds establish such a reserve but are not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Funds do not establish such a reserve but ultimately are subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from investments in a Fund. Effective November 17, 2014, QFIIs, RQFIIs (i.e., QFIIs investing in Yuan, rather than foreign currency) and non-Chinese resident investors investing through the Hong Kong-Shanghai Stock Connect are exempted temporarily from the 10% capital gains tax that normally applies to sales of A Shares on a public Chinese exchange (such as the Shanghai Stock Exchange). However, such investors are still required to pay capital gains tax for gains realized on trades executed before November 17, 2014.

On November 7, 2018, China’s Ministry of Finance and the State Administration of Taxation jointly issued Circular 108. This circular announced a three year exemption from corporate income tax withholding (“WHT”) and Value Added Tax (“VAT”) for China-sourced bond interest derived by overseas institutional investors. The WHT and VAT exemptions apply from November 7, 2018 to November 6, 2021.

7. CONCENTRATION OF RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to certain of the principal risks noted below, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Risks”. The following risks pertain to all Funds, unless otherwise noted.

CASH AND CASH EQUIVALENTS RISK — The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

CAP AND TRADE RISK (KraneShares Global Carbon ETF) — There is no assurance that cap and trade programs will continue to exist. Cap and trade may not prove to be an effective method of reduction in GHG emissions. As a result or due to other factors, cap and trade programs may be terminated or may not be renewed upon their expiration. New technologies may arise that may diminish or eliminate the need for cap and trade markets. Ultimately, the cost of emissions credits is determined by the cost of actually reducing emissions levels. If the price of credits becomes too high, it will be more economical for companies to develop or invest in green technologies, thereby suppressing the demand for credits and adversely affecting the price of the Fund.

Cap and trade programs set emission limits (i.e., the right to emit a certain quantity of GHG emissions), which can be allocated or auctioned to the parties regulated under the program up to the total emissions cap. This allocation may be larger or smaller than is needed for a stable price of credits and can lead to large price volatility, which could affect the value of the Fund. Depending upon the industries covered under each cap and trade mechanism represented in the Index, unpredictable demand for their products and services can affect the value of GHG emissions credits. For example, very mild winters or very cool summers can decrease demand for electric utilities and therefore require fewer carbon credits to offset reduced production and GHG emissions.

CHINA RISK — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions or even the threat of such developments, could lead to significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

The RMB Bond market is volatile with a risk of trading suspensions in particular securities and government interventions. Trading in RMB Bonds may be suspended without warning and for lengthy periods. Information on such trading suspensions, including as to their expected length, may be unavailable. Securities affected by trading suspensions may be or become illiquid. In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China including by limiting the ability of Chinese issuers to list on the U.S. exchanges. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. In addition, the U.S government has imposed restrictions on the ability of U.S. investors to hold and/or acquire securities of certain Chinese companies, which may adversely impact the Fund, may mean that the Fund’s Underlying Index may need to adjust its methodology or could increase tracking error for the Fund.

CHINESE CREDIT RATINGS RISK (KraneShares E Fund China Commercial Paper ETF and KraneShares CCBS China Corporate High Yield Bond USD Index ETF) — The debt securities included in Underlying Index securities, and therefore the securities held by the KraneShares E Fund China Commercial Paper ETF Fund, will generally be rated by Chinese ratings agencies (and not by U.S. nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by NRSROs or other international credit rating agencies.

COMMODITY-LINKED DERIVATIVES RISK (KraneShares Global Carbon ETF) — The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the Index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

COMMODITY POOL REGISTRATION RISK (KraneShares Global Carbon ETF) — Under amended regulations promulgated by the CFTC, the Fund and the Subsidiary will be considered commodity pools upon commencement of operations, and therefore each will be subject to regulation under the Commodity Exchange Act and CFTC rules. Krane will register as a commodity pool operator and will manage the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Commodity pools are subject to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Fund and the Subsidiary. Additionally, positions in futures and other contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

CONCENTRATION RISK — Because the Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. Depending on the composition of each Fund’s Underlying Index, the Fund may be subject to principal risks, as outlined in each Fund’s prospectus. Each Fund may have significant exposure to other industries or sectors over time.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

CURRENCY RISK — The Fund’s assets will be invested in instruments denominated in foreign currencies and the income received by the Fund may be in foreign currencies. The Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market at the time the Fund wishes to enter into the transaction, or through forward, futures or options contracts to purchase or sell foreign currencies.

The Fund’s NAV is determined on the basis of the U.S. dollar. The Fund may therefore lose value if the local currency of a foreign investment depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies and vice versa. This may adversely affect the Fund’s performance over time.

CUSTODY RISKS (KraneShares E Fund China Commercial Paper ETF and KraneShares SSE STAR Market 50 Index ETF) — In accordance with Chinese regulations, A-Shares acquired through a QFII or RQFII license will be held in the joint names of the Fund and Bosera. While Bosera may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Bosera may assert that the securities are owned by Bosera and that regulatory actions taken against Bosera may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

DEPOSITARY RECEIPTS RISK (KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Clean Technology Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares Emerging Markets Healthcare Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF) — The Fund may hold the securities of Chinese and other non-U.S. companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts. Like direct investments in foreign securities, investments in depositary receipts involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK — The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. In addition, derivatives can be illiquid and imperfectly correlate with the reference asset, resulting

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to perform under it. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets. Investments in derivatives may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. Many derivatives are subject to segregation requirements that require the Fund to segregate the market or notional value of the derivatives, which could impede the portfolio management of the Fund.

EMERGING MARKETS RISK — The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

ESG RISK (KraneShares MSCI China ESG Leaders Index ETF) — Issuers with businesses with high ESG ratings may be difficult to identify and investments in them maybe volatile. Even companies with high ESG ratings may not necessarily compare favorably with respect to the ESG practices of other issuers. The ESG investment strategy limits the types and number of investment opportunities available and, as a result, the strategy may underperform other strategies that do not have an ESG focus. The ESG investment strategy may result in the Fund’s investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. Investing based on ESG criteria is qualitative and subjective by nature and there is no guarantee that the criteria used by the Fund will reflect the beliefs or values of any particular investor.

ETF RISK. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk.    The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face delisting from the Exchange.

Cash Transactions Risk.    Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

International Closed Market Trading Risk.    Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and stale pricing, resulting in the Fund trading at a discount or premium to NAV greater than those incurred by other ETFs.

New Fund Risk (KraneShares MSCI China ESG Leaders Index ETF, KraneShares Global Carbon ETF, KraneShares CICC China 5G & Semiconductor Index ETF, KraneShares CICC China Consumer Leaders Index ETF and KraneShares SSE STAR Market 50 Index ETF).    The Fund is new. If the Fund does not grow large in size once it commences trading, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Premium/Discount Risk.    There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk.    Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

EQUITY SECURITIES RISK — The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

FIXED INCOME SECURITIES RISK (KraneShares E Fund China Commercial Paper ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF and KraneShares Global Carbon ETF) — Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of the debt issued (i.e., it defaults on its obligations). Interest rate risk refers to fluctuations in the value of a debt resulting from changes in the level of interest rates. When interest rates go up, the prices of most debt instruments go down; and when interest rates go down, the prices of most debt instruments go up. Debt instruments with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. The current low-interest-rate environment heightens the risks associated with rising interest rates. Maturity risk refers to the value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

FOREIGN SECURITIES RISK — Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers as foreign trading markets are not typically as active as U.S. markets and may have less governmental regulation and oversight. For example, non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. As a result, there may be less information publicly available about non-U.S. issuers. Investments in non-U.S. securities also involve risk of loss due to foreign currency fluctuations and political or economic instability. Foreign markets also may have clearance and settlement procedures that make it difficult for the Funds to buy and sell securities. These factors could result in a loss to the Funds by causing the Funds to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Funds’ assets to be uninvested for some period of time.

FOREIGN INVESTMENTS RISK (KraneShares Global Carbon ETF) — Investments in non-U.S. instruments may involve risk of loss due to foreign currency fluctuations and political or economic instability. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s assets to be uninvested for some period of time.

FRONTIER MARKETS RISK (KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF and KraneShares Emerging Markets Healthcare Index ETF) — Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

FUTURES STRATEGY RISK (KraneShares Global Carbon ETF) — The use of futures contracts is subject to special risk considerations. The primary risks associated with the use of futures contracts include: (a) an imperfect correlation between the change in market value of the reference asset and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability to predict correctly the direction of market prices, interest rates, currency exchange rates and other economic factors; and (e) if the Fund has insufficient cash, it may have to sell securities or financial instruments from its portfolio to meet daily variation margin requirements, which may lead to the Fund selling securities or financial instruments at a loss.

As a futures contract the Fund owns approaches its settlement date, the Fund may sell that futures contract and reinvest the proceeds in a similar contract with a more distant settlement date. This process is referred to as “rolling” a futures contract. The successful use of such a strategy depends upon the Adviser’s skill and experience. Although the Fund will attempt to roll from an expiring futures contract to another contract that the Adviser believes will generate the greatest yield for the Fund, the Fund nevertheless may incur a cost to “roll” the contract. In a commodity futures market where current month expiring contracts trade at a lower price than next month’s contract, a situation referred to as “contango,” then, absent the impact of the overall movement in commodity prices, the Fund may experience an adverse impact because it would be selling less expensive contracts and buying more expense contracts. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, there could be a significant negative impact on the Fund when it “rolls” its futures contract positions.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

GEOGRAPHIC FOCUS RISK — The Funds’ investments will be focused in a particular country, countries, or region and therefore a Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

HIGH PORTFOLIO TURNOVER RISK (KraneShares CICC China Leaders 100 Index ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Clean Technology Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF and KraneShares MSCI All China Health Care Index ETF, KraneShares CICC China 5G & Semiconductor Index ETF, KraneShares CICC China Consumer Leaders Index ETF and KraneShares SSE STAR Market 50 Index ETF) — The Fund may incur high turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

HONG KONG RISK (KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares E Fund China Commercial Paper ETF, KraneShares MSCI All China Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Clean Technology Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF, KraneShares Emerging Markets Healthcare Index ETF, KraneShares MSCI China ESG Leaders Index ETF, KraneShares CICC China 5G & Semiconductor Index ETF, KraneShares CICC China Consumer Leaders Index ETF and KraneShares SSE STAR Market 50 Index ETF) — The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government. China may change its policies regarding Hong Kong at any time. Any such change may adversely affect market conditions and the performance of Chinese and Hong Kong issuers and, thus, the value of securities in the Fund’s portfolio.

INVESTMENT IN INVESTMENT COMPANIES RISK — The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by the Adviser, the Sub-Adviser and/or their affiliates. The Fund will indirectly be exposed to the risks of investments by such funds. Moreover, the Fund will incur its pro rata share of the underlying fund’s expenses. The Adviser and the Sub-Adviser are subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by the Adviser and the Sub-Adviser and/or their affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

IPO RISK (KraneShares CICC China 5G & Semiconductor Index ETF and KraneShares SSE STAR Market 50 Index ETF) — Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

LARGE CAPITALIZATION COMPANY RISK (KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Clean Technology Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF, KraneShares MSCI Emerging Markets ex China Index ETF, KraneShares CICC China 5G & Semiconductor Index ETF, KraneShares CICC China Consumer Leaders Index ETF and KraneShares SSE STAR Market 50 Index ETF) — Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

LIQUIDITY RISK — Certain of the Funds’ investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time or price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate, which may cause the Funds to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Funds halt trading, it may have a cascading effect and cause the Funds to halt trading. Volatility in market prices will increase the risk of the Funds being subject to a trading halt.

MANAGEMENT RISK — Because the Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that Krane or its subadviser’s E Fund’s security selection process, which is subject to a number of constraints, may not produce the intended results.

MARKET RISK — The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

MID-CAPITALIZATION COMPANY RISK (KraneShares Bosera MSCI China A Share ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares MSCI China Clean Technology Index ETF, KraneShares Emerging Markets Healthcare Index ETF, KraneShares MSCI Emerging Markets ex China Index ETF, KraneShares MSCI All China Health Care Index ETF and KraneShares CICC China 5G & Semiconductor Index ETF) — Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since medium-sized companies may have limited

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

NON-DIVERSIFIED FUND RISK (KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares E Fund China Commercial Paper ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Clean Technology Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares MSCI All China Health Care Index ETF, KraneShares CCBS China Corporate High Yield Bond USD Index ETF, KraneShares Emerging Markets Healthcare Index ETF, KraneShares CICC China 5G & Semiconductor Index ETF, KraneShares CICC China Consumer Leaders Index ETF, KraneShares MSCI China ESG Leaders Index ETF, KraneShares Global Carbon ETF and KraneShares SSE STAR Market 50 Index ETF) — Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

PASSIVE INVESTMENT RISK — The Fund is not actively managed, does not seek to “beat” the Underlying Index and does not take temporary defensive positions when markets decline. Therefore, the Fund may not sell a security due to current or projected underperformance of a security, industry or sector. There is no guarantee that the Underlying Index will create the desired exposure. The Underlying Index may not contain an appropriate mix of securities, but the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in securities not included in the Underlying Index.

REGULATORY RISK (KraneShares Global Carbon) — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape. Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund.

Regulatory risk related to changes in regulation and enforcement of cap and trade programs could also adversely affect market behavior. If fines or other penalties for non-compliance are not enforced, incentives to purchase GHG credits will deteriorate, which could result in a decline in the price of emissions credits and a drop in the value of the Fund. In addition, as cap and trade markets develop, new regulation with respect to these markets may arise, which could have a negative effect on the value and liquidity of the cap and trade markets and the Fund.

RQFII AND QFII LICENSE RISK (KraneShares E Fund China Commercial Paper ETF) — Krane may choose to use a RQFII or QFII license and quota in the future to invest directly in RMB Bonds. The RQFII rules were adopted relatively recently and are novel. Chinese regulators may revise or discontinue the RQFII program at any time. The Fund’s investments may be limited to the quota obtained by Krane in its capacity as a RQFII or QFII on behalf of the Fund. There is no guarantee that the China Securities Regulatory Commission (“CSRC”) will ultimately grant a RQFII or QFII license or quota for the Fund, and the application process may take a significant amount of time. In addition, a reduction or elimination of the quota may have a material adverse effect on the ability of the Fund to achieve its investment objectives. The Fund may need to rely exclusively on investments through Bond Connect, the CIBM Program or the Exchange-Traded Bond Market to purchase RMB Bonds.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

SECURITIES LENDING RISK — To the extent a Fund lends its securities, it may be subject to the following risks: (1) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities; (2) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (3) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions; and (4) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Small and Mid-Capitalization Company Risk (KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares MSCI One Belt One Road Index ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI China Clean Technology Index ETF, KraneShares Electric Vehicles and Future Mobility Index ETF, KraneShares Emerging Markets Healthcare Index ETF and KraneShares MSCI Emerging Markets ex China Index ETF, KraneShares CICC China Consumer Leaders Index ETF and KraneShares SSE STAR Market 50 Index ETF) — Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

SOUTH KOREA RISK (KraneShares Electric Vehicles and Future Mobility Index ETF) — The Fund may be susceptible to adverse market, political, regulatory and geographic events affecting South Korea. The South Korean economy is dependent on the economies of other Asian countries, especially China and Southeast Asia, and the United States as key trading partners. Furthermore, South Korea’s economy may be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Also, tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate of South Korea.

SOVERIGN AND QUASI-SOVEREIGN DEBT RISK (KraneShares E Fund China Commercial Paper ETF) — The governmental authority that controls the repayment of sovereign and quasi-sovereign debt may be unwilling or unable to repay the principal and/or interest when due including due to the extent of its foreign reserves, the availability of sufficient foreign exchange ,the relative size of the debt service burden to the economy as a whole the debtor’s policy towards the International Monetary Fund, and the political constraints to which the debtor is subject. If an issuer of government or quasi-government debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. During periods of economic uncertainty, the market prices of sovereign and quasi-sovereign bonds may be more volatile and result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for investors.

SUBSIDIARY INVESTMENT RISK (KraneShares Global Carbon ETF) — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Since the Subsidiary is organized under the law of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund will not receive all of the protections offered to shareholders of registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

Tax Risk — In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Tracking Error Risk — The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities. The Fund may not be able to invest in certain components of the Underlying Index due to legal restrictions imposed by foreign governments or other regulatory reasons. In addition, securities included in the Underlying Index may be suspended from trading. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Changes in currency exchange rates or delays in converting currencies may also cause tracking error.

U.S. GOVERNMENT OBLIGATIONS RISK (KraneShares Global Carbon ETF) — Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

VALUATION RISK — Independent market quotations for the non-U.S. securities held by the Funds may not be readily available and such securities may be fair valued. Fair valuation is subjective and different market participants may assign different prices to the same security. As a result, there is a risk that the Funds may not be able to sell a security at the price assigned to the security by the Fund. In addition, the securities in which the Funds invest may trade on days that the Funds do not price their shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

8. OTHER

At March 31, 2021, all shares issued by the Funds were in Creation Unit aggregations to Authorized Participants through primary market transactions (e.g., transactions directly with the Funds). However, the individual shares that make up those Creation Units are traded on the NYSE Arca Exchange (e.g., secondary market transactions). Some of those individual shares have been bought and sold by persons that are not Authorized Participants. Each Authorized Participant has entered into an agreement with the Funds’ Distributor.

9. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Notes to Financial Statements/Consolidated Notes to Financial Statements (concluded)

10. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Effective on or about June 4, 2021 the name of the KraneShares E Fund China Commercial Paper ETF (KCNY) will change to the KraneShares Bloomberg Barclays China Bond Inclusion Index ETF. The ticker of the Fund will change from KCNY to KBND and the Underlying Index for the Fund will change from the CSI Diversified High Grade Commercial Paper Index to the Bloomberg Barclays China Inclusion Focused Bond Index. Krane has also agreed to a contractual waiver of its management fee by 0.20% of the average daily net assets of the KraneShares Bloomberg Barclays China Bond Inclusion Index ETF until August 1, 2022.

Since April 8, 2021, Krane has also voluntarily agreed to waive its management fee by an additional 0.48% of the Fund’s average daily net assets. This voluntary waiver has been in addition to the current contractual management fee waiver of 0.20% of the Fund’s average daily net assets. As a result of the voluntary waiver and the contractual waiver, the Fund’s entire management fee of 0.68% of average daily net assets has been, and will continue to be, waived until on or about June 4, 2021.

Based on this evaluation, other than the above, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

KraneShares Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities and the consolidated statement of assets and liabilities of the funds listed in the Appendix, eighteen of the funds comprising KraneShares Trust (collectively, the Funds), including the schedules of investments (except for KraneShares E Fund China Commercial Paper ETF) and the consolidated schedule of investments, as of March 31, 2021, the related statements of operations and consolidated statement of operations for the year or period then ended listed in the Appendix, the statements of changes in net assets and the consolidated statement of changes in net assets for each of the years or periods in the two year period then ended listed in the Appendix, and the related notes and consolidated notes (collectively, the financial statements) and the financial highlights and consolidated financial highlights (collectively, the financial highlights) for each of the years or periods in the five year period then ended listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of its operations for the year or period then ended listed in the Appendix, the changes in its net assets for each of the years or periods in the two year period then ended listed in the Appendix, and the financial highlights for each of the years or periods in the five year period then ended listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more KraneShares investment companies since 2017.

Philadelphia, Pennsylvania

May 28, 2021

Report of Independent Registered Public Accounting Firm (continued)

Appendix

Funds with commencement of operations prior to March 31, 2019:

KraneShares CICC China Leaders 100 Index ETF

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A Share ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares MSCI All China Index ETF

Statement of operations for the year ended March 31, 2021

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2021

Financial highlights or each of the years in the five-year period ended March 31, 2021

KraneShares MSCI One Belt One Road Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares MSCI China Clean Technology Index ETF (Formerly, KraneShares MSCI China Environment Index ETF)

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares MSCI All China Health Care Index ETF

Statement of operations for the year ended March 31, 2021

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2021

Financial highlights or each of the years or periods in the four-year period ended March 31, 2021

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

KraneShares Emerging Markets Healthcare Index ETF

Statement of operations for the year ended March 31, 2021

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2021

Financial highlights or each of the years or periods in the three-year period ended March 31, 2021

Fund with commencement of operations during the year ended March 31, 2020:

KraneShares MSCI Emerging Markets ex China Index ETF

Statement of operations for the year ended March 31, 2021

Statements of changes in net assets and the financial highlights for the year ended March 31, 2021 and the period from April 12, 2019 (commencement of operations) through March 31, 2020

Funds with commencement of operations during the year ended March 31, 2021:

KraneShares MSCI China ESG Leaders Index ETF

Statements of operations and changes in net assets and the financial highlights for the period from July 28, 2020 (commencement of operations) through March 31, 2021

Report of Independent Registered Public Accounting Firm (concluded)

KraneShares Global Carbon ETF (Formerly, KFA Global Carbon ETF)

Consolidated statement of assets and liabilities and the consolidated schedule of investments, as of March 31, 2021

Consolidated statements of operations and changes in net assets and the consolidated financial highlights for the period from July 29, 2020 (commencement of operations) through March 31, 2021

KraneShares CICC China 5G & Semiconductor Index ETF

Statements of operations and changes in net assets and the financial highlights for the period from November 23, 2020 (commencement of operations) through March 31, 2021

KraneShares CICC China Consumer Leaders Index ETF

Statements of operations and changes in net assets and the financial highlights for the period from December 8, 2020 (commencement of operations) through March 31, 2021

KraneShares SSE STAR Market 50 Index ETF

Statements of operations and changes in net assets and the financial highlights for the period from January 26, 2021 (commencement of operations) through March 31, 2021

Trustees and Officers of the Trust (Unaudited)

March 31, 2021

Set forth below are the names, addresses, years of birth, positions with the Trust, terms of office and lengths of time served; the principal occupations for the last five years; number of Funds in fund complex overseen; and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge, upon request, by calling 1-855-857-2638. The following chart lists Trustees and Officers as of March 31, 2021.

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee[2]
Jonathan Krane[1] (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive of Krane Portfolio Advisors, LLC from 2018 to present. Principal of Krane Capital LLC from 2009 to 2011. Chief Executive Officer of Emma Entertainment from 2004 to 2009.	28	None
Independent Trustees[2]
Patrick P. Campo (1970) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2017	From 2019 to present, Director of Research, and from 2013 to 2019, Director of Long Short Equity, Titan Advisors.	28	None
John Ferguson (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, L.L.C. from 2005 to 2011.	28	None

Trustees and Officers of the Trust (Unaudited) (continued)

March 31, 2021

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees[2]
Matthew Stroyman (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals). Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to 2017.	28	None
Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers[2]
Jonathan Krane (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive of Krane Portfolio Advisors, LLC from 2018 to present	28	None
Jennifer Tarleton (formerly Krane) (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	28	None

Trustees and Officers of the Trust (Unaudited) (concluded)

March 31, 2021

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers[2]
Michael Quain (1957) 280 Park Avenue 32nd Floor New York, New York, 10017	Chief Compliance Officer and Anti-Money Laundering Officer, No set term; served since June 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present. First Vice President of Aberdeen Asset Management Inc. from May 2013 to September 2013.	28	None
Eric Olsen[3] (1970) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2021	Director of Accounting, SEI Investments Global Fund Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (August 2013 to February 2021)	28	None
David Adelman (1964) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2001	Managing Director and the General Counsel, Krane Fund Advisors, LLC from 2021. Partner, Reed Smith LLP from 2015 to 2021.	28	None
Jonathan Shelon (1974) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Operating Officer, CICC Wealth Management (USA) LLC from 2018 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	28	None
1	Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Adviser.
2	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
3	These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Liquidity Risk Management Program (Unaudited) March 31, 2021

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Trust, on behalf of its separate series (“Funds”), has established a liquidity risk management program (the “Program”). The Program is designed to assess and manage each Fund’s liquidity risk. Liquidity risk is defined as the risk that a Fund could not meet requests to redeem its shares without significant dilution of remaining shareholders. The Board has designated a cross-functional committee, which is composed of Krane Funds Advisors, LLC (“Krane”) compliance and capital markets personnel and the Trust’s Chief Compliance Officer, to administer the Program (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program to assess and review, on an ongoing basis, the Funds’ liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds’ liquidity risk factors and the periodic classification (or re-classification, as necessary,) of the Funds’ investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) based on the number of days that it is reasonably expected to convert them into cash, in current market conditions, without significantly changing their value. In conducting its assessment, the Program Administrator utilizes information about each Fund’s investment strategy, its flows, the efficacy of its arbitrage mechanism (as indicated by the premiums and/or discounts and bid-ask spreads of its shares), the characteristics of the Fund’s shareholders and the Fund’s ability to honor redemptions in kind.

At a meeting of the Board in May 2020, the Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from June 1, 2019 through December 31, 2019 (the “Annual Report”). In the Annual Report, the Program Administrator confirmed that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and that the Program has been implemented and operated effectively. In addition, at subsequent quarterly meetings of the Board, the Program Administrator provided the Board with a summary of each Fund’s liquidity profile during the preceding quarter and the operation of the Program with respect thereto.

Approval of Advisory Agreements (Unaudited)

Approval of New Fund Advisory Agreements

At a meeting on May 28, 2020, the Board of Trustees (“Board”) of KraneShares Trust (“Trust”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the existing investment advisory agreement (“Advisory Agreement”) between Krane Funds Advisors, LLC (“Krane”) and the Trust with respect to each of KraneShares CICC China 5G and Technology Leaders Index ETF (“KFVG”), KraneShares CICC China Consumer Leaders Index ETF (“KBUY”), and KraneShares SSE STAR Market 50 Index ETF (“KSTR”) (collectively, the “New Funds”).

In advance of the meeting, and at a separate meeting of the Independent Trustees in executive session held May 26, 2020, the Board received and considered information provided by Krane in response to the Independent Trustees’ written request relating to the Board’s consideration of the Advisory Agreement with respect to the New Funds. The Board also considered that its evaluation process with respect to Krane is an ongoing one and, as a result, the Board considers information at each of its regularly scheduled meeting related to, among other matters, the services provided by Krane to each operational series of the Trust. The Board also receives additional information from Krane outside of the regularly scheduled Board meetings and at executive sessions held by the Independent Trustees.

In evaluating the Advisory Agreement with respect to each of the New Funds, the Board considered, among other matters: (1) the nature, extent, and quality of the services to be provided by Krane; (2) the proposed compensation to be paid by each New Fund under the Advisory Agreement; (3) the estimated costs of the services to be provided by Krane and Krane’s profitability expectations with respect to its services to the New Funds; (4) the extent to which economies of scale could be realized by Krane as the New Funds grow and whether investors will share in the benefits of economies of scale; and (5) other benefits Krane anticipates it may receive from its relationship with the New Funds.

Nature, Extent, and Quality of Services

Based on the written and oral reports received prior to and at the May 26, 2020 executive session of the Independent Trustees and the May 28, 2020 meeting of the Board, the Board considered the nature, quality, and extent of the overall services to be provided by Krane to each of the New Funds under the Advisory Agreement. Among other things, the Board considered the personnel, experience and resources of Krane, and Krane’s ability to provide or obtain the services necessary to manage the New Funds. The Board took note of the qualifications and experience of Krane’s senior personnel that will provide services to the New Funds, including the significant experience in the exchange traded fund industry of Krane’s recently appointed Head of Capital Markets. The Board recognized that Krane invested significant time and effort in structuring the New Funds, assessing the market appeal of the investment strategy of each of the New Funds, and arranging service providers for the Trust. The Board also considered the financial condition of Krane and its current ownership structures. In this regard, the Board noted that Krane is part of a larger family of investment management firms with significant resources.

The Board considered that Krane will be responsible for establishing and monitoring the New Funds’ investment programs and for the day-to-day investment activities of the New Funds, subject to the Board’s oversight. The Board also considered that the New Funds may participate in the securities lending program established by Krane. The Board considered that Krane’s portfolio managers

Approval of Advisory Agreements (Unaudited) (continued)

currently successfully manage a number of other funds. The Board considered that Krane recently hired additional compliance personnel and noted its undertaking to continue to evaluate its existing compliance and operational staff and to seek and retain qualified staff in these areas as its business continues to grow.

The Board noted Krane’s representation that KSTR will provide U.S. investors with exposure to companies traded on the Shanghai Stock Exchange STAR Market, and noted that a QFII license is required to trade on such exchange. The Board also considered Krane’s representations that KFVG will provide U.S. investors with access to a unique investment strategy focused on companies engaged in 5G and semiconductor related businesses in China. The Board considered the effort expended by Krane to structure and bring such unique products to market.

Investment Performance

The Board noted that, because the New Funds have not yet commenced investment operations, they have no investment performance. The Board considered that, once the New Funds commence operations, it would receive regular reports regarding the performance of the New Funds relative to their peer funds, including tracking error compared to their peer funds. The Board also considered its experience with Krane’s management of existing operational series of the Trust that pursue different investment strategies and Krane’s significant experience in managing portfolios with various investment objectives.

Compensation

The Board reviewed and considered the proposed compensation to be paid by each New Fund to Krane in light of the nature, quality, and extent of the services to be provided to each New Fund. The Board received written presentations from Krane prior to and at its May 28, 2020 meeting and had the opportunity to ask questions of senior representatives of Krane at that meeting and the May 26, 2020 executive session of the Independent Trustees. The Board considered that Krane proposes to enter into a unitary fee arrangement with each New Fund, under which Krane, and not the New Funds, is responsible for paying many of the New Funds’ expenses, including those of the New Funds’ principal service providers. The Board noted information provided by Krane regarding the amounts it will pay to the New Funds’ service providers under the unitary fee arrangement.

The Board noted that the proposed advisory fee rates for KFVG and KSTR were above the median for fees paid by funds in their respective peer group funds and the proposed advisory fee rates for KBUY was in line with the fees paid by funds in the peer group identified by Krane. In its evaluation of the proposed fees compared to other market participants, the Board considered Krane’s representations regarding the competitive marketplace for the New Funds.

The Board recognized that Krane invested significant time and effort in structuring KVFG and KSTR, including assessing the market appeal of the investment strategies, and arranging service providers for the Trust. They noted the unique investment strategies proposed for KFVG and KSTR and considered that managing KSTR will require a QFII license. The Board also recognized the time, effort and expense incurred by Krane to be first to market with a fund that invests in securities traded on the STAR market.

Approval of Advisory Agreements (Unaudited) (continued)

The Board also considered the compensation paid to Krane by other advisory clients, including existing operational series of the Trust, as compared to the New Funds. The Board recognized that Krane may receive additional compensation resulting from any securities lending-related services it provides to the New Funds. The Board took note that it was not possible to estimate what such compensation might amount to and that such compensation will be monitored to ensure it is appropriate in light of the services to be provided by Krane.

Costs and Profitability

The Board considered the estimated cost of services and profitability of Krane with respect to the New Funds. The Board noted that, because the New Funds had not yet launched, it was difficult to estimate how profitable services to the New Funds under the Advisory Agreement would be to Krane. The Independent Trustees received information from Krane regarding its financial stability and its profitability and had an opportunity to pose questions to Krane’s chief executive officer (“CEO”) and other senior members of management related to these matters, Krane’s broader business strategy and how launching the New Funds could impact Krane’s profitability. The Board considered information from Krane regarding the range of assets the New Funds are expected to gather. The Board also considered information previously provided by Krane regarding the cost of its services and profitability with respect to existing operational series of the Trust and the similarities and differences between those series and the New Funds. The Board noted Krane’s commitment to the New Funds, including its proposal of a unitary fee structure under which Krane will bear many of the New Funds’ expenses as well as the risk of failing to raise assets adequate to cover such costs.

Other Benefits

The Board considered the extent to which Krane could derive ancillary benefits from the New Funds’ operations, including potential benefits to Krane as a result of its ability to use the assets of the New Funds to engage in soft-dollar transactions and that Krane affiliates could potentially benefit from any trades that the New Funds conduct through a broker-dealer affiliated with the majority owner of Krane. The Board did not observe any other potential benefits to be realized by Krane from its relationship with the New Funds.

Economies of Scale

The Board considered whether Krane would realize economies of scale with respect to its services to the New Funds as they grow larger, including the extent to which this would be reflected in the level of fees to be paid by the New Funds to Krane. The Board noted that the proposed advisory fees for the New Funds do not include breakpoints, and that it was difficult — before the commencement of investment operations — to accurately evaluate potential economies of scale. The Board took note, however, that Krane consistently reinvests a portion of its profits in its business, including through the addition of compliance and operations personnel, as appropriate, and that such reinvestment benefits the Trust. Based on these and other considerations, including that the New Funds were newly organized, the Board considered economies of scale not to be a material factor in its consideration of the Advisory Agreement.

Approval of Advisory Agreements (Unaudited) (continued)

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards applicable to its consideration of the Advisory Agreement and the Independent Trustees met in executive session with Krane’s CEO and Independent Trustee counsel to address such standards and recent developments in this area of the law, to consider Krane’s financial stability and strategic initiatives, and to consider how the New Funds and other strategic initiatives would impact Krane’s business and staffing. The Board noted that, once the New Funds become operational, it will monitor the New Funds at its regular meetings, during executive sessions of the Independent Trustees, and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the Agreements, were reasonable.

Approval of Subadvisory Agreement for KraneShares SSE Star Market 50 Index ETF and Consideration of Reduction in Advisory Fee

At a meeting on August 11, 2020, the Board of Trustees (“Board”) of KraneShares Trust (“Trust”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the existing sub-advisory agreement (the “Subadvisory Agreement”) between Krane Funds Advisors, LLC (“Krane”) and Bosera Asset Management (International) Co., Ltd. (“Bosera”) on behalf of KraneShares SSE Star Market 50 Index (“KSTR”). The Board, including a majority of the Independent Trustees, also approved a proposed reduction in the fee payable by KSTR to Krane under the existing advisory agreement (the “Advisory Agreement”) between Krane and the Trust, on behalf of KSTR.

In advance of the meeting, the Board received and considered (i) information provided by Bosera in response to the Independent Trustees’ written request relating to the Board’s consideration of the Subadvisory Agreement. The Board also considered that its evaluation process is an ongoing one and, as a result, the Board considers information at each of its regularly scheduled meeting related to, among other matters, the services provided by subadvisers to certain operational series of the Trust.

In evaluating the Subadvisory Agreement, the Board considered, among other matters: (1) the nature, extent, and quality of the services to be provided by Bosera; (2) the proposed compensation to be paid by KSTR under the Advisory Agreement; (3) the estimated costs of the services to be provided by Krane and Krane’s profitability expectations with respect to its services to KSTR, including in light of Krane’s obligation to pay Bosera’s subadvisory fees; (4) the extent to which economies of scale could be realized by Krane as KSTR grows and whether the Advisory Agreement would enable investors to share in the benefits of economies of scale; and (5) other benefits Krane and Bosera anticipate that they may receive from their relationship with the Trust and KSTR.

Nature, Extent, and Quality of Services

Based on the written and oral reports received prior to and at the meeting of the Board held on August 11, 2020, the Board considered the nature, quality, and extent of the overall services to be provided by Bosera to KSTR under the Subadvisory Agreement. Among other things, the Board considered Krane’s substantial experience in working with Bosera as the subadviser to KraneShares

Approval of Advisory Agreements (Unaudited) (continued)

Bosera MSCI China A Shares ETF (“KBA”), the increasing sophistication of Bosera’s compliance infrastructure, and Bosera’s ability to provide such services as may be necessary to manage KSTR including, in particular, the fact that Bosera has the licensure necessary to transact in securities listed on the Shanghai Stock Exchange STAR Market, an exchange recently established by the Shanghai Stock Exchange to list science and technology companies.

Investment Performance

The Board noted that, because KSTR has not yet commenced investment operations, it has no investment performance. The Board considered that, once KSTR commences operations, the Board will receive regular reports regarding the performance of KSTR relative to its peer funds, including tracking error against its underlying index relative to its peer funds. The Board also considered its experience with Krane’s management of existing operational series of the Trust that pursue different investment strategies and Krane’s prior experience in overseeing a portfolio managed by Bosera.

Compensation

The Board considered that Krane proposed to reduce the unitary fee payable by KSTR under the Advisory Agreement and that Krane would pay Bosera its subadvisory fee out of such unitary fee. The Board noted that, in part, the fee reduction was proposed because Krane will not have to separately obtain a QFII license since KSTR will rely on Bosera’s QFII license to transact in STAR Market securities.

Although the Board received information regarding the fees payable by Krane to Bosera under the Subadvisory Agreement, the Board noted the arm’s-length nature of the relationship between Krane and Bosera with respect to the negotiation of subadvisory fee rates. The Board also considered that Krane (and not KSTR) will pay Bosera’s subadvisory fees.

Costs and Profitability

The Board noted that it previously considered the estimated cost of services and profitability of Krane with respect to KSTR. The Board noted that, because KSTR has not yet launched, it is difficult to estimate how profitable the services to KSTR under the Advisory Agreement will be to Krane. The Board considered information previously provided by Krane regarding the cost of its services and profitability with respect to the existing operational series of the Trust and the similarities and differences between those series and KSTR. The Board noted that KSTR will pay a unitary fee and that, under the terms of the Advisory Agreement, Krane will bear many of KSTR’s expenses, including Bosera’s subadvisory fees, as well as the risk that KSTR fails to raise assets adequate to cover certain such costs.

The Board did not specifically consider information regarding the costs of third-party services or any profit that Bosera projects it will realize from its relationship with KSTR. The Board noted the arm’s-length nature of the relationship between Krane and Bosera with respect to the negotiation of the subadvisory fee rate on behalf of KSTR, and considered that Krane, and not KSTR, is responsible for paying Bosera’s fees under the Subadvisory Agreement.

Other Benefits

The Board considered the extent to which Bosera could potentially benefit from KSRT, including any trades that KSTR conducts through a broker-dealer affiliated with Bosera. The Board did not observe any other potential benefits to be realized by Bosera from its relationship with KSTR.

Approval of Advisory Agreements (Unaudited) (concluded)

Economies of Scale

The Board noted that it previously considered if Krane would realize economies of scale with respect to its services to KSTR as KSTR’s assets grow. Although the Board received information from Bosera related to possible economies of scale, the Board did not specifically consider such information in light of the arm’s-length nature of the relationship between Krane and Bosera with respect to the negotiation of the subadvisory fee rate on behalf of KSTR.

Conclusion

The Board did not identify any single factor as being of paramount importance to its review of the Subadvisory Agreement and the proposed new fee structure for KSTR. Different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Independent Trustee counsel discussing the legal standards applicable to its consideration of the Subadvisory Agreement and had the opportunity to question Krane’s executive management with respect to its decision to propose a subadviser for KSTR and to reduce the proposed fee structure for KSTR. The Board noted that, once KSTR becomes operational, it will monitor KSTR at its regular meetings, during executive sessions of the Independent Trustees, and outside of the Board meetings. Based on its review, including consideration of each factor referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the Subadvisory Agreement and the existing Advisory Agreement, were reasonable.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage expenses; and (2) ongoing costs. All Exchange Traded Funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in the Fund. Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2020 to March 31, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return.    This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.    This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including brokerage commissions on the purchases and sale of Fund shares. Therefore, the expense examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs would have been higher.

Disclosure of Fund Expenses (Unaudited) (continued)

	Beginning Account Value 10/1/2020	Ending Account Value 3/31/2021	Annualized Expense Ratios	Expenses Paid During Period(1)
KraneShares CICC China Leaders 100 Index ETF
Actual Fund Return	$1,000.00	$1,092.90	0.69%	$3.60
Hypothetical 5% Return	1,000.00	1,021.49	0.69	3.48
KraneShares CSI China Internet ETF
Actual Fund Return	$1,000.00	$1,120.00	0.70%	$3.70
Hypothetical 5% Return	1,000.00	1,021.44	0.70	3.53
KraneShares Bosera MSCI China A Share ETF
Actual Fund Return	$1,000.00	$1,127.50	0.59%	$3.13
Hypothetical 5% Return	1,000.00	1,021.99	0.59	2.97
KraneShares E Fund China Commercial Paper ETF
Actual Fund Return	$1,000.00	$1,045.30	0.57%	$2.91
Hypothetical 5% Return	1,000.00	1,022.09	0.57	2.87
KraneShares MSCI All China Index ETF
Actual Fund Return	$1,000.00	$1,139.70	0.49%	$2.61
Hypothetical 5% Return	1,000.00	1,022.49	0.49	2.47
KraneShares MSCI One Belt One Road Index ETF
Actual Fund Return	$1,000.00	$1,360.30	0.79%	$4.65
Hypothetical 5% Return	1,000.00	1,020.99	0.79	3.98
KraneShares Emerging Markets Consumer Technology Index ETF
Actual Fund Return	$1,000.00	$1,173.70	0.59%	$3.20
Hypothetical 5% Return	1,000.00	1,021.99	0.59	2.97
KraneShares MSCI China Clean Technology Index ETF
Actual Fund Return	$1,000.00	$1,306.40	0.78%	$4.49
Hypothetical 5% Return	1,000.00	1,021.04	0.78	3.93
KraneShares Electric Vehicles and Future Mobility Index ETF
Actual Fund Return	$1,000.00	$1,451.50	0.70%	$4.28
Hypothetical 5% Return	1,000.00	1,021.44	0.70	3.53
KraneShares MSCI All China Health Care Index ETF
Actual Fund Return	$1,000.00	$1,143.30	0.65%	$3.47
Hypothetical 5% Return	1,000.00	1,021.69	0.65	3.28
KraneShares CCBS China Corporate High Yield Bond USD Index ETF
Actual Fund Return	$1,000.00	$1,025.30	0.69%	$3.48
Hypothetical 5% Return	1,000.00	1,021.49	0.69	3.48
KraneShares Emerging Markets Healthcare Index ETF
Actual Fund Return	$1,000.00	$1,098.60	0.80%	$4.19
Hypothetical 5% Return	1,000.00	1,020.94	0.80	4.03
KraneShares MSCI Emerging Markets ex China Index ETF
Actual Fund Return	$1,000.00	$1,332.60	0.27%	$1.57
Hypothetical 5% Return	1,000.00	1,023.59	0.27	1.36

Disclosure of Fund Expenses (Unaudited) (concluded)

	Beginning Account Value 10/1/2020	Ending Account Value 3/31/2021	Annualized Expense Ratios	Expenses Paid During Period(1)
KraneShares MSCI China ESG Leaders Index ETF
Actual Fund Return	$1,000.00	$1,254.90	0.58%	$3.26
Hypothetical 5% Return	1,000.00	1,022.04	0.58	2.92
KraneShares Global Carbon ETF
Actual Fund Return	$1,000.00	$1,399.20	0.90%	$5.38
Hypothetical 5% Return	1,000.00	1,020.44	0.90	4.53
KraneShares CICC China 5G & Semiconductor Index ETF
Actual Fund Return(2)	$1,000.00	$923.20	0.64%	$2.16
Hypothetical 5% Return	1,000.00	1,021.74	0.64	3.23
KraneShares CICC China Consumer Leaders Index ETF
Actual Fund Return(3)	$1,000.00	$1,032.80	0.68%	$2.16
Hypothetical 5% Return	1,000.00	1,021.54	0.68	3.43
KraneShares SSE STAR Market 50 Index ETF
Actual Fund Return(4)	$1,000.00	$842.40	0.88%	$1.42
Hypothetical 5% Return	1,000.00	1,020.54	0.88	4.43

(1)    Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) unless otherwise indicated.

(2)    Expenses are equal to Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 128/365 (to reflect the period from 11/23/20 - 3/31/21).

(3)    Expenses are equal to Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 114/365 (to reflect the period from 12/8/20- 3/31/21).

(4)    Expenses are equal to Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 64/365 (to reflect the period from 1/26/21- 3/31/21).

Notice To Shareholders (Unaudited)

For shareholders that do not have a March 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2021, the Funds are designating the following items with regard to distributions paid during the year.

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	U.S. Government Interest(4)	Interest Related Dividends(5)	Short Term Capital Gain Dividends(6)	Foreign Tax Credit
KraneShares CICC China Leaders 100 Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	62.37%	0.00%	0.03%	100.00%	12.46%
KraneShares CSI China Internet ETF
0.00%	92.73%	7.27%	100.00%	0.00%	24.62%	0.00%	0.01%	0.00%	0.00%
KraneShares Bosera MSCI China A Share ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.06%	100.00%	15.35%
KraneShares E Fund China Commercial Paper ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares MSCI All China Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.41%	100.00%	0.00%	0.01%	0.00%	11.85%
KraneShares MSCI One Belt One Road Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	93.32%	0.00%	0.05%	0.00%	15.00%
KraneShares Emerging Markets Consumer Technology Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.03%	13.53%	0.00%	0.00%	100.00%	3.21%
KraneShares MSCI China Clean Technology Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	0.05%	0.00%	0.00%	0.00%	0.00%
KraneShares Electric Vehicles and Future Mobility Index ETF(7)
0.00%	0.00%	100.00%	100.00%	89.32%	100.00%	0.00%	0.01%	0.00%	23.01%
KraneShares MSCI All China Health Care Index ETF(7)
0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares CCBS China Corporate High Yield Bond USD Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	1.29%	100.00%	0.00%
KraneShares Emerging Markets Healthcare Index ETF(7)
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares MSCI Emerging Markets ex China Index ETF
0.00%	0.00%	100.00%	100.00%	0.72%	49.23%	0.00%	0.03%	0.00%	30.46%
KraneShares MSCI China ESG Leaders Index ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.82%	0.00%	0.00%	100.00%	0.00%
KraneShares Global Carbon ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares CICC China 5G & Semiconductor Index ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares CICC China Consumer Leaders Index ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
KraneShares SSE Star Market 50 Index ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)    Return of capital is a payment received from the fund that is not considered to be taxable income. The return of capital distribution is considered to be a return of the investor’s original investment and reduces the investor’s cost basis in the fund.

Notice To Shareholders (Unaudited) (concluded)

(2)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(3)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(4)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(5)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions that is exempt from U.S. withholding tax when paid for foreign investors.
(6)	The percentage in this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempt from U.S. withholding tax when paid for foreign investors.
(7)	The following Funds intend to pass through a foreign tax credit to their shareholders. For the fiscal year ended March 31, 2021, the total amount of foreign source income and amount of foreign tax to be paid is as follows:
KraneShares Funds	Foreign Source Income	Foreign Tax Credit Pass Through
KraneShares CICC China Leaders 100 Index ETF	$422,464	$47,448
KraneShares Bosera MSCI China A Share ETF	6,019,694	1,030,366
KraneShares MSCI All China Index ETF	72,581	9,373
KraneShares MSCI One Belt One Road Index ETF	201,705	29,072
KraneShares Emerging Markets Consumer Technology Index ETF	867,268	119,125
KraneShares Electric Vehicles and Future Mobility Index ETF	73,302	39,448
KraneShares MSCI Emerging Markets ex China Index ETF	147,550	21,812

The allocable share of foreign tax credit will be reported on Form 1099-DIV.

Supplemental Information (Unaudited)

Net asset value, or “NAV”, is the price per Share at which the Funds issue and redeem Shares to Authorized Participants. It is calculated in accordance with the policies described in Note 2 in Notes to Financial Statements. The “Market Price” of the Funds generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds are listed for trading, as of the time that the Funds’ NAV is calculated. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of their holdings. The Market Price of the Funds will fluctuate in accordance with changes in their NAV, as well as market supply and demand of Fund Shares.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Funds on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at Market Price.

Further information regarding premiums and discounts is available on the Funds’ website at http://kraneshares.com. The premium and discount information contained on the website represents past performance and cannot be used to predict future results.

Privacy Notice

Adopted December 18, 2020

PRIVACY NOTICE

KRANE SHARES TRUST

FACTS	WHAT DOES KRANE SHARES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•   Social Security number and wire transfer instructions

•   account transactions and transaction history

•   investment experience and purchase history

When you are no longer our customer, we may continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Krane Shares Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Krane Shares Trust share information?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes — to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share

Privacy Notice (concluded)

Reasons we can share your personal information:	Does Krane Shares Trust share information?	Can you limit this sharing?
For our affiliates’ everyday business purposes — information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes — information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-212-933-0393
What we do:
How does Krane Shares Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Krane Shares Trust collect my personal information?	We collect your personal information, for example, when you open an account We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes — information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Krane Shares Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Krane Shares Trust does not jointly market.

KraneShares Trust:

280 Park Avenue 32nd Floor

New York, NY 10017

1-855-857-2638

http://kraneshares.com/

Investment Adviser:

Krane Funds Advisors, LLC

280 Park Avenue 32nd Floor

New York, NY 10017

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

This information must be preceded or accompanied by a current prospectus for the Funds described.

KraneShares Trust:

280 Park Avenue, 32nd Floor

New York, NY 10017

KRS-AR-001-0800

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer or any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert, John Ferguson, is an independent trustee as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$440,800	$0	N/A	$312,400	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees(1)	$75,455	$0	N/A	$67,658	$0	N/A
(d)	All Other Fees	$0	$0	N/A	$0	$0	N/A

Notes:

(1) These services included tax return preparation and tax compliance for the Funds.

(e)(1) Pursuant to the requirements of the Sarbanes Act, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for KPMG:

	2021	2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not applicable.

(g)      The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $0 and $0, respectively.

(h)      During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant's investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant's Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Items 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Messrs. Patrick Campo, John Ferguson and Matthew Stroyman.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR § 270.30a-3(d)) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b)	Officer certification as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KraneShares Trust

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2021

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Financial Officer

Date: June 9, 2021